As filed with the Securities and Exchange Commission on August 22, 2003.

Registration No. 333-107153

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

CHEVY CHASE BANK, F.S.B.

(Exact name of registrant as specified in its charter)

United States	52-0897004
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7501 Wisconsin Avenue

Bethesda, Maryland 20814

(301) 986-7000

(Address, including zip code and telephone number

including area code, of registrant’s principal executive offices)

Stephen R. Halpin, Jr.

Chevy Chase Bank, F.S.B.

7501 Wisconsin Avenue

Bethesda, Maryland 20814

(301) 986-7000

(Name, address, including zip code and telephone number, including area code, of agent for service)

Copies to:

Lynn Soukup, Esq. Alston & Bird LLP 601 Pennsylvania Avenue, N.W. North Building, 10th Floor Washington, D.C. 20004-2601 (202) 756-3492	Chris DiAngelo, Esq. Dewey Ballantine LLP 1301 Sixth Avenue New York, New York 10019 (212) 259-6718

Approximate date of commencement of proposed sale to the public:  From time to time on or after the date this registration statement becomes effective.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Security(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)(3)

Asset Backed Securities	$5,379,472,187.89	100%	$5,379,472,187.89	$435,199.30

(1)	Estimated solely for the purpose of calculating the registration fee.

(2)	In accordance with Rule 457(p) under the Securities Act of 1933, $435,118.40 of the $435,199.30 registration fee was paid with the prior registration statement filed by Chevy Chase Bank, F.S.B. on Form S-3 (Registration Statement No. 333-71668 filed October 16, 2001).

(3)	Includes $80.90 previously paid.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS

CHEVY CHASE BANK, F.S.B.

ASSET-BACKED SECURITIES

(ISSUABLE IN SERIES)

You should read the section entitled “Risk Factors” starting on page 5 of this prospectus before making a decision to invest in the securities.

Retain this prospectus for future reference. This prospectus may not be used to consummate sales of securities unless accompanied by the prospectus supplement relating to the offering of the securities.

The Securities:

•	will be issued in one or more series, with each series consisting of one or more classes,

•	will consist of either asset-backed notes or asset-backed certificates,

•	will be issued by a trust or other special purpose entity established by the sponsor,

•	will be backed by one or more pools of mortgage loans, home equity loans, home improvement installment contracts and installment loan agreements held by the issuer, and

•	may have one or more forms of credit enhancement, such as insurance policies or reserve funds.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CHEVY CHASE BANK, F.S.B.

The date of this prospectus is August 26, 2003

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Summary of Prospectus

This summary highlights selected information from this prospectus and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of your series of securities or your class of a series, read carefully this entire prospectus and the accompanying prospectus supplement. A prospectus supplement for a series will specify the terms of a series (or the classes of a series) offered hereby, and may contain information and terms different from the general information provided in this prospectus. You should rely on the information provided in the prospectus supplement if it differs from the general information provided in this prospectus.

The Sponsor and Servicer

Chevy Chase Bank, F.S.B., a federally chartered and federally insured stock savings bank, will act as the sponsor, meaning that it will be the primary source of the mortgage loans, home equity loans, home improvement installment contracts and installment loan agreements that will support each series of securities that are issued. Each of the mortgage loans, home equity loans, home improvement installment contracts and installment loan agreements are referred to as a loan. Chevy Chase may acquire the loans from other originators, including its affiliates.

Chevy Chase will also act as the servicer of the loans.

Types of Securities

Each series of securities will consist of one or more classes of ownership or debt securities. Ownership securities represent beneficial ownership interests in the assets held by the issuer. Ownership securities are typically issued in the form of certificates. Debt securities are typically issued in the form of notes.

Each series of securities will be issued in one or more classes, one or more of which may be classes of:

•	compound interest securities,

•	planned amortization class securities,

•	variable interest securities,

•	zero coupon securities,

•	principal-only securities,

•	interest-only securities,

•	participating securities,

•	senior securities, or

•	subordinate securities.

Each class may differ in, among other things, the amounts allocated to such class and the priority of principal and interest payments, final scheduled distribution dates, distribution dates and interest rates. The securities of each class will be issued in fully registered form in the denominations specified in the related prospectus supplement. The securities will be available in either fully registered or book-entry form, as described in the accompanying prospectus supplement.

The Issuer and the Trust Funds

Each trust or other special purpose entity that is an issuer of the securities will hold loans and other assets transferred to it by the sponsor or an affiliate of the sponsor. The assets transferred to a trust or other issuer are referred to as a trust fund. The trust fund for a series of securities will include loans originated by the sponsor or acquired by the sponsor from affiliated or unaffiliated originators. The assets of the trust fund will be described in the related prospectus supplement. The assets of the trust fund may include:

•	mortgage loans, including mortgage loans secured by senior liens or junior liens on the related mortgaged properties;

•	closed-end and revolving credit line home equity loans, secured by senior liens or junior liens on the related mortgaged properties;

•	home improvement installment contracts and installment loan agreements that are either unsecured, secured by senior liens or junior liens on the related mortgaged properties or secured by purchase money security interests in the home improvements;

•	all mortgaged properties and/or home improvements acquired in respect of the loans;

•	all monies due under the loans net, to the extent described in the related prospectus supplement, of certain amounts payable to the sponsor, the servicer or other party specified in the prospectus supplement; and

•	certain funds, credit enhancement and other assets, as described in the related prospectus supplement.

Trustee

For any series of securities, the trustee will be named in the related prospectus supplement.

In addition, if the trust issues notes pursuant to a separate indenture, the trust and the indenture will be administered by separate trustees. In that case, the trust will be administered by an owner trustee and the indenture will be administered by an indenture trustee, in each case as named in the related prospectus supplement. The related prospectus supplement will provide additional information regarding the rights and duties of the owner trustee and the rights and duties of the indenture trustee.

Collection Account

Payments on or with respect to the loans that support a series will be remitted to a collection account to be established for such series, in the name of the trust or the trustee for the trust. Such amounts will generally be available for (i) application to the payment of principal of and interest on such series of securities on the applicable distribution date, (ii) the making of provision for future payments on certain classes of securities, such as by being deposited into a reserve account, (iii) the purpose of reimbursing expenses to persons that may be supplying services to the related trust fund (for example, a subservicer or a provider of credit enhancement), and to pay to such persons their fees, and (iv) reinvestment in additional loans or additional advances under existing loans, as described below. After applying the funds in the collection account as described above, any funds remaining in the collection account may be paid over to the servicer, the sponsor, the related credit enhancer or other specified party, as described in the related prospectus supplement.

In addition, to the extent specified in the related prospectus supplement, all or a portion of such collected principal may be retained by the trustee or the issuer (and held in certain temporary investments) for a specified period prior to being used to fund payments of principal on the securities.

Optional Redemption, Mandatory Redemption

The sponsor, the servicer or other party that is specified in the related prospectus supplement may, at its option, cause an early redemption of the securities and terminate the related trust fund by purchasing all of the loans and/or properties remaining in the trust fund on or after the date, or upon the occurrence of an event, specified in the related prospectus supplement.

To the extent specified in the related prospectus supplement, the sponsor, the servicer or other party specified in the related prospectus supplement may be required to conduct a sale of the trust estate, typically after a period of time following the failure to exercise any optional redemption. This mandatory redemption will occur at the time and in the manner described in the related prospectus supplement.

Pre-funding Account

A portion of the issuance proceeds of the securities of a series may be deposited in a pre-funding account to be established with the trustee, which will be used to acquire additional loans (which may include new advances under existing loans) from time to time during a specified time period, as described in the related prospectus supplement. Prior to the purchase of additional loans, amounts in the pre-funding account will be invested in one or more eligible investments.

Credit Enhancement

Credit enhancement for a series may include one or more of the following types:

•	the subordination of distributions on the junior classes to the distributions on more senior classes;

•	the use of surety bonds, pool insurance policies, special hazard insurance policies, bankruptcy bonds and other types of insurance supporting payments on the securities;

•	a letter or letters of credit, short-term investments, or other instruments held in one or more reserve accounts;

•	agreements providing for third party payments of minimum principal amounts;

•	guaranteed investment contracts or reinvestment agreements;

•	derivative contracts, including swaps and interest rate protection agreements;

•	cross collateralization, which may include the right of a series or class of securities to receive moneys from collections on a pool of assets in a trust fund which is primarily related to a different series or class of securities; and

•	over-collateralization, which is generally an excess of the aggregate principal balance of the related loans, or a specified group of loans, over the aggregate principal balance of the related classes or series of securities.

The protection against losses afforded to a series or class of securities by any credit enhancement will be limited in the manner described in the related prospectus supplement.

Servicing

The servicer will be responsible for servicing, managing and making collections on the loans for a series. In addition, the servicer, if so specified in the related prospectus supplement, will act as custodian and will be responsible for maintaining custody of the loans and related documentation on behalf of the trustee.

The servicer will receive a periodic fee as servicing compensation and may, as described herein and in the related prospectus supplement, receive certain additional compensation.

Use of Proceeds

The sponsor will use the net proceeds from the sale of each series of securities for one or more of the following purposes:

•	to originate or purchase the related loans,

•	to repay indebtedness that has been incurred to obtain funds to originate or acquire such loans,

•	to establish any reserve accounts described in the related prospectus supplement,

•	to pay costs of structuring and issuing such securities, including the costs of obtaining credit enhancement, if any, and

•	for its general corporate purposes.

Certain Federal Income Tax Considerations

Each class of securities offered by this prospectus and the accompanying prospectus supplement will constitute one of the following for federal income tax purposes:

•	interests in a trust treated as a grantor trust,

•	“regular interests” or “residual interests” in a trust treated as a REMIC,

•	debt secured by the trust fund,

•	interests in a trust which is treated as a partnership, or

•	“regular interests”, “high-yield interests” or “ownership interest” in a trust treated as a financial asset securitization investment trust or “FASIT” under Section 860L of the Internal Revenue Code.

ERISA Considerations

A fiduciary of any employee benefit plan or other retirement arrangement subject to Title I of ERISA or Section 4975 of the Internal Revenue Code should carefully review with its own legal advisors whether the purchase or holding of securities could give rise to a transaction prohibited or otherwise impermissible under ERISA or the Internal Revenue Code.

Legal Investment

Securities of each series, or one or more classes of a series, offered by this prospectus and the related prospectus supplement may or may not constitute “mortgage related securities” under the Secondary Mortgage Market Enhancement Act of 1984 or “SMMEA”. Whether or not such securities are “mortgage related securities” will be set forth in the related prospectus supplement.

Ratings

The securities offered by this prospectus and the related prospectus supplement will be rated in one of the four highest applicable rating categories by a nationally recognized statistical rating agency or agencies specified in the related prospectus supplement. The rating or ratings applicable to each series or class of offered securities will be set forth in the related prospectus supplement.

Risk Factors

You should consider, among other things, the following factors prior to any purchase of any class of securities. You should also consider the information under the caption “Risk Factors” in the related prospectus supplement.

Limited liquidity may result in delays in your ability to sell securities or lower returns; you should be prepared to hold your investment to maturity.

There will be no market for the securities prior to their issuance, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide you with liquidity of investment or that the market will continue for the life of the securities. The underwriters specified in the related prospectus supplement may make a secondary market in the securities, but have no obligation to do so. Absent a secondary market for the securities, you may not be able to find a buyer for your securities at the time you choose to sell your securities or the price you receive may be less than you would receive for a comparable liquid security. You should be prepared to hold your investment to maturity.

The assets of each trust fund, as well as any applicable credit enhancement, will be limited and, if such assets and/or credit enhancement become insufficient to make the payments due on the related securities, you may suffer losses.

The securities will be payable solely from the assets of the trust fund. The securities do not represent an interest in or obligation of the sponsor, the servicer, the trustee, any originator of loans or any seller of loans to the trust fund, except for the limited obligations of the sponsor or any seller of loans to the trust fund with respect to certain breaches of its representations and warranties and of the servicer with respect to its servicing obligations. Consequently, you must rely solely upon payments with respect to the loans and the other assets constituting the trust fund, including, if applicable, any amounts available pursuant to any credit enhancement, for the payment of principal of and interest on the securities.

Although any credit enhancement for the securities will be intended to reduce the risk of delinquent payments or losses on the securities, such credit enhancement may benefit only some classes of a series of securities and the amount of such credit enhancement may be limited, as described in the related prospectus supplement. The amount of any credit enhancement may decline and could be depleted under certain circumstances prior to the payment in full of the related securities. In addition, credit enhancement may not cover all potential sources of loss. As a result, even though credit enhancement may exist and its provider does not default, you may suffer losses. The amount, type and nature of credit enhancement established for your series and class of securities will be described in the related prospectus supplement.

The securities do not have specified payment or debt service schedules, and payments on the securities are subject to the rate of payment on the underlying loans.

The yield to maturity of the securities will depend on the rate of payment of principal (including prepayments, liquidations due to defaults and purchases due to breaches of representations and warranties) on the loans and the price paid for the securities. The yield to maturity on principal-only or interest-only securities purchased at premiums or discounts to par will be extremely sensitive to the rate of prepayments on the related loans. In addition, the yield to maturity on certain other types of classes of securities may be relatively more sensitive to the rate of prepayment on the related loans than other classes of securities.

The loans may be prepayable in full or in part at any time; however, a prepayment penalty or premium may be imposed. The prepayment penalty may only be in effect for a limited time following origination of the loan. These penalties may or may not be included in the trust fund. These penalties may not discourage borrowers from prepaying the loans. We cannot predict the rate of prepayments of the loans, which is influenced by a wide variety of economic, social, and other factors, including prevailing market interest rates, the availability of alternative financing, local and regional economic conditions and homeowner mobility. Therefore, we can give no assurance as to the level of prepayment that a trust fund will experience.

Prepayments of the securities may result from mandatory prepayments relating to unused moneys held in pre-funding accounts, voluntary early payments by borrowers (including payments in connection with refinancings of the senior liens on the mortgaged property), sales of mortgaged properties subject to “due-on-sale” provisions and liquidations due to default, as well as the receipt of proceeds from physical damage, credit life, disability and other insurance policies. In addition, purchases of loans or substitution adjustments for breaches of representations and warranties by the sponsor or other seller of loans to the trust fund, or for other reasons specified in the related prospectus supplement, will have the same effect on the securities as a prepayment of the loans.

Nonconforming credits may experience higher rates of delinquencies and losses.

The sponsor may originate or acquire some loans that do not meet the credit criteria required by the Federal National Mortgage Association, also known as Fannie Mae, or the Federal Home Loan Mortgage Corporation, also known as Freddie Mac. These kinds of loans may exhibit higher levels of delinquency, foreclosure and loss than loans that conform to the requirements of Fannie Mae and Freddie Mac. The interest rates and the loan-to-value ratios for such loans are established at levels designed to compensate for and offset any increased delinquency, foreclosure and loss risks presented by such loans, and rating agencies may take such increased risks into account in assigning ratings to classes of securities that represent interests in such loans. No assurances can be given, however, that the loans in any trust fund will not exceed expected delinquency, foreclosure and loss levels and adversely affect the value of the related securities.

Junior liens may experience higher rates of delinquencies and losses.

The mortgages, deeds of trust and similar instruments securing the home equity loans and the home improvement contracts, which are either home improvement installment contracts or home improvement installment loan agreements, will be primarily junior liens subordinate to the rights of the mortgagee or beneficiary under the related senior mortgage(s), deed(s) of trust or similar instruments. In addition, some of the mortgage loans may be secured by junior liens. The proceeds from any liquidation, insurance, condemnation or eminent domain proceeds will be available to satisfy the outstanding balance of the junior lien only to the extent that the claims of the related senior liens have been satisfied in full, including any related foreclosure costs. In addition, if a junior mortgagee or beneficiary forecloses on the property securing a junior lien, it forecloses subject to any senior liens and to protect its interest in the property it must either (i) pay all senior mortgages, deeds of trust or similar instruments in full at or prior to the foreclosure sale or (ii) assume the payments on the senior mortgages, deeds of trust and similar instruments if the borrower is in default under such senior mortgages, deeds of trust or similar instruments.

The trust fund may effectively be prevented from foreclosing on the related property, because it will have no funds to satisfy any senior mortgages, deeds of trust or similar instruments or make payments due to any senior mortgagees or beneficiaries.

Some states have imposed legal limits on the remedies of a secured lender in the event that the proceeds of any sale under a deed of trust or other foreclosure proceedings are insufficient to pay amounts owed to that secured lender.

Property values may decline, leading to higher losses.

An investment in the securities, which are backed by the loans, may be affected by a decline in real estate values. A decline could be caused by a general decline in the real estate market, the borrower’s failure to maintain the property or a natural disaster, among other things. If such a decline occurs, the actual rates of delinquencies, foreclosure and losses on the loans could be higher than those currently experienced with respect to the same types of loans.

“Balloon” loans may experience higher rates of delinquencies and losses.

Certain loans in a trust fund may constitute “balloon” loans, which are loans originated with a stated maturity scheduled to occur prior to the expiration of the corresponding amortization schedule or on which the principal amount is not due until the maturity of the loan. Upon the maturity of a balloon loan, the borrower will be required to make a “balloon” payment that will be significantly larger than the borrower’s previous scheduled payments, if any. The ability of such a borrower to repay a balloon loan at maturity frequently will depend on such borrower’s ability to refinance the loan. The ability of a borrower to refinance such a loan will be affected by a number of factors, including the level of available interest rates at the time, the value of the related mortgaged property, the borrower’s equity in the mortgaged property, the financial condition of the borrower, the tax laws and general economic conditions at the time. A high interest rate environment may make it more difficult for the borrower to accomplish a refinancing and may result in an increased rate of delinquencies, foreclosures and losses.

Non-owner-occupied loans may experience higher rates of delinquencies and losses.

A loan included in a trust fund may be secured by a mortgaged property (or improvements to a mortgaged property) that is not the primary residence of the related borrower. Because the borrower on such a “nonowner-occupied” loan may have less incentive to avoid foreclosure than borrowers under loans relating to primary residences, nonowner-occupied loans may experience higher rates of delinquencies and losses than owner-occupied loans.

Bankruptcy of borrowers and other conditions may lead to higher rates of delinquencies and losses.

General economic conditions may have an impact on the ability of borrowers to repay loans. Loss of earnings, illness and other similar factors also may lead to an increase in delinquencies and bankruptcy filings by borrowers. In the event of personal bankruptcy of a borrower, it is possible that a trust fund could experience a loss with respect to the related loan. In conjunction with a borrower’s bankruptcy, a bankruptcy court may suspend or reduce the payments of principal and interest to be paid with respect to such loan, permanently reduce the principal balance of such loan or prevent the enforcement of a “due on sale” clause in the loan, thereby either delaying or permanently limiting the amount received by the trust fund with respect to such loan. Moreover, in the event a bankruptcy court prevents the transfer of the related mortgaged property to the trust fund, any remaining balance on such loan may not be recoverable.

Foreclosure of properties may be subject to substantial delay, resulting in longer maturity of the securities, as well as higher losses.

Even if the related mortgaged property provides adequate security for a loan, substantial delays could be encountered in connection with the foreclosure of defaulted loans, and corresponding delays in the receipt of the foreclosure proceeds could occur. Foreclosures are regulated by state statutes, rules and judicial decisions and are subject to many of the delays and expenses of other lawsuits, sometimes requiring several years to complete. The servicer will be entitled to reimburse itself for any expenses it has paid in attempting to recover amounts due on the liquidated loans, including payments to prior lienholders, accrued fees of the servicer, legal fees and costs of legal action, real estate taxes, and maintenance and preservation expenses, all of which will reduce the amount of the net recovery by the trust and may cause losses on your securities.

Environmental conditions on mortgaged property may give rise to liabilities.

Real property pledged as security to a lender may be subject to certain environmental risks that could cause losses on your securities. Under the laws of certain states, contamination of a mortgaged property may give rise to a lien on the property to assure the costs of clean-up. In several states, such a lien has priority over the lien of an existing mortgage or deed of trust or owner’s interest against such property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980, or CERCLA, a lender may be liable, as an “owner” or “operator”, for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether or not the environmental damage or threat was caused by a prior owner. A lender also increases its risk of environmental liability upon the foreclosure of the mortgaged property, since the lender may then become the legal owner of the property.

Violation of lending laws could result in losses on the securities.

States have laws regulating interest rates and other charges and requiring certain disclosures to borrowers. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of loans. Depending on the provisions of an applicable law and the specific facts and circumstances involved, violations of applicable laws, policies and principles may limit the ability of the servicer to collect all or part of the principal of or interest on the loans and may entitle the borrower to a refund of amounts previously paid. In addition, such violations could subject the sponsor and other originators of the loans, and in some cases their assignees (such as the trust fund), and the servicer to damages and administrative sanctions.

The loans are also subject to federal laws, including laws that require particular disclosures to borrowers, that prohibit discrimination and that regulate interest rates and other charges and the use and reporting of information relating to the borrower’s credit experience. Depending on the provisions of an applicable law and the specific facts and circumstances involved, violations of applicable laws, policies and principles may limit the ability of the servicer to collect all or part of the principal of or interest on the loans and may entitle the borrower to a refund of amounts previously paid. In addition, such violations could subject the sponsor and other originators of the loans, and in some cases their assignees (such as the trust fund), and the servicer to damages and administrative sanctions.

The home improvement contracts are also subject to the so-called “holder-in-due course” rules, which comprise the Preservation of Consumers’ Claims and Defenses regulations of the Federal Trade Commission and other similar federal and state statutes and regulations. The holder-in-due-course rules protect the homeowner from defective craftsmanship or incomplete work by a contractor. These laws permit the obligor to withhold payment if the work does not meet the quality and durability standards agreed to by the homeowner and the contractor. The holder-in-due-course rules have the effect of subjecting any assignee of the seller in certain consumer credit transactions, such as the related trust fund with respect to the loans, to all claims and defenses that the obligor in the credit sale transaction could assert against the seller of the goods. Depending on the provisions of an applicable law and the specific facts and circumstances involved, violations of applicable laws, policies and principles may limit the ability of the servicer to collect all or part of the principal of or interest on the loans and may entitle the borrower to a refund of amounts previously paid. In addition, such violations could subject the sponsor and other originators of the loans, and in some cases their assignees (such as the trust fund), and the servicer to damages and administrative sanctions.

Losses on loans from violation of these lending laws that are not covered by the obligations of the sponsor, its affiliate, or the servicer to purchase loans from the trust fund as described in the related prospectus supplement or otherwise covered by the enhancement for a series will be borne by the holders of one or more classes of securities for the series.

Some home improvement contracts may be unsecured or secured by purchase money security interests.

The trust fund for a specific series of securities may contain home improvement contracts. Certain of these home improvement contracts may be unsecured loans to the borrower. If the borrower on an unsecured loan defaults on the loan due to bankruptcy or otherwise, the servicer will be unable to foreclose on specific assets of the borrower in satisfaction of the amounts due. Instead, the servicer will be required to seek judgments against the borrower for the unpaid amounts under the home improvement contract and will seek repayment from the borrower’s general assets, which may be insufficient to provide all, or any portion, of the amounts remaining due under the contract.

Additionally, certain of the home improvement contracts may be secured by purchase money security interests in the home improvements that they were used to fund. While purchase money security interests generally create security interests that have a superior priority over conflicting security interests in the related collateral and proceeds of that collateral, purchase money security interests are not created in any ordinary building materials, such as bricks or lumber, used in creating the home improvements. Therefore, to the extent that the proceeds of these loans are used to purchase ordinary building materials, the loans may be unsecured. Furthermore, if purchase money security interests are created in home improvements but those home improvements are affixed to an existing structure, the improvements may be difficult or impossible to remove, which will make foreclosure upon them as collateral an unavailable remedy in the event of borrower defaults. In addition, a mortgage or deed of trust on the real property, or the interests of a purchaser of the real property, may take priority over a purchase money security interest in home improvements.

Geographic concentration of mortgaged properties may result in higher losses, if particular regions experience downturns.

Certain geographic regions from time to time will experience weaker regional economic conditions and housing markets than will other regions, and, consequently, will experience higher rates of delinquency, foreclosure and losses on mortgage loans generally. The loans underlying certain series of securities may be concentrated in such regions, and such concentrations may present risk considerations in addition to those generally present for similar securities without such concentrations. Statistical information with respect to the geographic concentration of properties relating to a particular series will be provided in the related prospectus supplement.

If a conservator or receiver were appointed for the sponsor, delays or reductions in payments could occur.

The transfer of the loans may be characterized under applicable insolvency laws as the grant of a security interest, even if the sponsor characterizes the transaction as a sale for accounting or other purposes. The FDIC has issued regulations surrendering certain rights under the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended, to reclaim, recover, or recharacterize a financial institution’s transfer of financial assets such as the loans, if the transfer has been structured to meet certain conditions. Even if the FDIC, however, cannot avoid a legally enforceable and perfected security interest, it may repudiate such security interest. If the FDIC did repudiate an unavoidable security interest, it would be liable for statutory damages provided in the FDIA. Such damages are generally limited to actual compensatory damages determined as of the date the FDIC is appointed as conservator or receiver.

Also, if the FDIC were appointed as receiver or conservator for the sponsor, the FDIC would also have the power under the FDIA to repudiate contracts, including the sponsor’s obligations under the agreements to purchase certain loans that do not conform to the sponsor’s representation and warranties. The loans could suffer losses that could result in losses on the securities.

In addition, in the case of an event of default relating to the receivership, conservatorship or insolvency of the servicer, the receiver or conservator may have the power either to terminate the servicer and replace it with a successor servicer or to prevent the termination of the servicer, and its replacement with a successor servicer, if no event of default exists other than the receivership, conservatorship or insolvency of the servicer. Any action by the FDIC with respect to the termination of the servicer or appointment of a successor servicer could result in a delay in payments on the securities.

Certain limitations on interest payments and foreclosures may reduce the amounts payable on the loans and limit the enforcement of the loans against certain borrowers.

Generally, under the terms of the Soldiers’ and Sailors’ Civil Relief Act of 1940, as amended, or similar state legislation, a borrower who enters military service after the origination of his or her loan, including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the loan and is later called to active duty, may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such borrower’s active duty status, unless a court orders otherwise upon application of the lender. It is possible that the Act or applicable state law could have an effect, for an indeterminate period of time, on the ability of the servicer to collect full amounts of interest on these loans.

In addition, the Soldiers’ and Sailors’ Civil Relief Act or similar state laws impose limitations that would impair the ability of the servicer to foreclose on loans during the borrower’s period of active duty status and, under certain circumstances during an additional period thereafter. Thus, in the event that such a loan goes into default, there may be delays and losses occasioned by the inability to realize upon the mortgaged property in a timely fashion.

There may be uncertainty regarding income recognition for tax purposes.

The tax rules for recognition of income from grantor trusts, partnerships, debt instruments, REMICs and FASITs often differ, sometimes substantially, from the actual receipt of payments under these instruments. Some of these differences result from the operation of the original issue discount rules which may be applicable to any of these securities and other differences result from the operation of the specific tax rules applicable to a specified class of securities. Original issue discount generally will result in recognition of some taxable income in advance of the receipt of the cash attributable to such income. A security will be considered to be issued with original issue discount equal to the excess, if any, of its “stated redemption price at maturity” over its “issue price.” The issue price of a security is the initial offering price to the public (excluding bond houses and brokers) at which a substantial number of the securities was sold. In general, the stated redemption price at maturity is the sum of all payments provided by the debt instrument other than qualified stated interest. For a full explanation of the various tax rules applicable to these securities see “Material Federal Income Tax Consequences.”

Ratings of the securities may be dependent on the related credit enhancer, and further, may be reduced or withdrawn at any time; there is no obligation to maintain any specific ratings.

It will be a condition to the issuance of a series (or class or classes thereof) of securities that the classes of such securities offered hereby be rated in one of the four highest applicable rating categories by the nationally recognized statistical rating agency or agencies specified in the related prospectus supplement. Any such rating would be based on, among other things, the adequacy of the value of the loans and any credit enhancement with respect to such series. Such rating should not be deemed a recommendation to purchase, hold or sell securities, inasmuch as it does not address market price or suitability for a particular investor. There is also no assurance that any such rating will remain in effect for any given period of time or may not be lowered or withdrawn entirely by the related rating agency if in its judgment circumstances in the future so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the loans, such rating might also be lowered or withdrawn, among other reasons, because of an adverse change in the financial or other condition of a credit enhancer or a change in the rating of a credit enhancer’s long term debt.

Losses may be greater in the event of an acceleration of the securities.

Upon an event of default under the agreement establishing a series of securities and a sale of the assets in the related trust fund, the proceeds of such sale may be less than the amount that would have been collected on the loans. In addition, the trustee, the servicer, any credit enhancer and any other party specified in the related prospectus supplement generally will be entitled to receive the proceeds of any such sale to the extent of unpaid fees and other amounts owing to such persons under the related agreement prior to distributions to the security holders. As a result, the net proceeds of such a sale may be insufficient to pay in full the principal of and interest on the securities.

Certain risks relating to differing underwriting criteria.

The loans included in a particular trust fund may have been purchased by the sponsor from other originators, and may, to the extent described in the related prospectus supplement, have been originated using underwriting criteria different from that of the sponsor. In addition, the sponsor’s underwriting criteria may change over time. The loans included in a trust fund will satisfy the underwriting criteria described in the related prospectus supplement.

The trustee may not have a perfected interest in certain collections on the loans.

While the sponsor is the servicer, cash collections held by the sponsor may, subject to certain conditions, be commingled and used for the benefit of the sponsor prior to the date on which such collections are required to be deposited in the related collection account. In the event of the conservatorship, receivership or insolvency of the sponsor or, in certain circumstances, the lapse of certain time periods, the trustee may not have a perfected interest in such collections and, in such event, may suffer a loss of all or part of such collections, which may result in losses on the securities.

Description of the Securities

Each series of securities will consist of one or more classes of securities, one or more of which may be compound interest securities, variable interest securities, planned amortization class securities, zero coupon securities, principal-only securities, interest-only securities or participating securities. A series may also include one or more classes of subordinate securities. Payments of principal of and interest on the securities will be made by the trustee, or a paying agent on behalf of the trustee, as described in the related prospectus supplement.

Payments with respect to the loans included in the trust fund for a series, together with certain investment income thereon, amounts withdrawn from any reserve account, and amounts available pursuant to any other credit enhancement will be deposited into the collection account, net of certain amounts payable to the related servicer and any other person specified in the related prospectus supplement, and will thereafter be available to make payments on securities on the applicable distribution date.

Payments of Interest

The securities of each class will bear interest from the date and at the rate per annum specified, or calculated in the method described, in the related prospectus supplement. The rate of interest on securities of a series may be variable, may change with changes in the annual percentage rates of the loans included in the related trust fund and/or as prepayments occur with respect to such loans or may otherwise be adjusted, in each case as described in the related prospectus supplement. Principal-only securities may not be entitled to receive any interest distributions or may be entitled to receive only nominal interest distributions.

Interest payable on the securities on a distribution date will include all interest accrued during the period specified in the related prospectus supplement unless otherwise described in the related prospectus supplement. In the event interest accrues during the calendar month, quarter or semi-annual period preceding a distribution date, the effective yield on your securities will be reduced from the yield that would otherwise be obtainable if interest payable on the securities were to accrue through the day immediately preceding the distribution date.

Payments of Principal

On each distribution date for a series, principal payments will be made to the security holders of such series on which principal is then payable, to the extent described in the related prospectus supplement. Such payments will be made in an aggregate amount determined as described in the related prospectus supplement and will be allocated among the respective classes of a series in the manner, at the times and in the priority (which may, in certain cases, include allocation by random lot) described in the related prospectus supplement.

Final Scheduled Distribution Date

The final scheduled distribution date with respect to each class of securities is the date no later than which the principal balance is expected to be reduced to zero, calculated on the basis of assumptions described in the related prospectus supplement. The final scheduled distribution date will be specified in the related prospectus supplement. Since payments on the loans will be used to make distributions in reduction of the outstanding principal amount of the securities, it is likely that the actual final distribution date of any such class will occur earlier, and may occur substantially earlier, than its final scheduled distribution date.

Furthermore, with respect to a series of certificates, as a result of delinquencies, defaults and liquidations of the loans in the trust fund, the actual final distribution date of any such class may occur later than its final scheduled distribution date. No assurance can be given as to the actual payment experience with respect to a series. See “Yield and Maturity Considerations.”

Optional Redemption, Mandatory Redemption

The sponsor, the servicer or other party specified in the related prospectus supplement, may, at its option, cause an early termination of the related trust fund by purchasing all of the loans and/or properties remaining in the trust fund on or after:

•	the termination date specified in the related prospectus supplement,

•	such time as the aggregate principal balance of the securities of the series or the securities relating to such series, is less than the amount or percentage specified in the related prospectus supplement; or

•	the occurrence of any other event described in the related prospectus supplement.

There is no obligation to exercise this right. The criteria that will be used to determine any minimum purchase price for the loans and/or other property remaining in the trust fund upon such optional termination will be specified in the related prospectus supplement.

To the extent described in the related prospectus supplement, the sponsor, the servicer or other party specified in the related prospectus supplement may be required to effect early retirement of a series of securities by conducting a sale of the trust estate. Typically, within a period following the failure of the holder of the optional redemption right to exercise its right, the required party shall solicit bids for the purchase of the loans and/or properties remaining in the trust fund. In the event that satisfactory bids are received, the net sale proceeds will be distributed to holders in the same order of priority as collections on the loans. The criteria for a satisfactory bid will be described in the related prospectus supplement. If satisfactory bids are not received, the required party shall decline to sell the loans and/or properties and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the loans and/or properties. The sale of trust assets and consequent termination of the trust must constitute a “qualified liquidation” of each REMIC, if the related trust fund has elected to be treated as a REMIC, or the “complete liquidation” of each FASIT regular interest if the related trust fund has elected to be treated as a FASIT.

Weighted Average Life of the Securities

“Weighted average life” refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of the securities of a class will be influenced by the rate at which the amount financed under the loans included in the trust fund for a series is paid and the terms (including subordination) of the class. Repayment may be in the form of scheduled amortization or prepayments.

Prepayments on loans and other receivables can be measured relative to a prepayment standard or model. The prospectus supplement for a series of securities will describe the prepayment standard or model, if any, used and may contain tables setting forth the projected weighted average life of each class of securities and the percentage of the original principal amount of each class of securities of such series that would be outstanding on specified distribution dates for such series based on the assumptions stated in such prospectus supplement, including assumptions that prepayments on the loans included in the related trust fund are made at rates corresponding to various percentages of the prepayment standard or model specified in such prospectus supplement.

There is, however, no assurance that prepayment of the loans included in the related trust fund will conform to any level of any prepayment standard or model described in the related prospectus supplement. The rate of principal prepayments on pools of loans is influenced by a variety of economic, demographic, geographic, legal, tax, social and other factors.

The rate of prepayments of the loans in the trust fund may fluctuate significantly. In general, however, if prevailing interest rates fall significantly below the interest rates on the loans for a series, such loans are likely to prepay at rates higher than if prevailing interest rates remain at or above the interest rates borne by such loans. In this regard, it should be noted that the loans for a series may have different interest rates. In addition, the weighted average life of the securities may be affected by the varying maturities of the loans. If any loans for a series have actual terms-to-stated maturity of less than those assumed in calculating the final scheduled distribution date of the related securities, one or more classes of the series may be fully paid prior to their respective final scheduled distribution dates, even in the absence of prepayments. See “Yield and Maturity Considerations.”

Use of Notional Amounts

If so provided in the related prospectus supplement, interest on certain classes of securities may be payable based on a notional amount rather than a principal balance or the actual aggregate outstanding principal balances of the related loans. These notional amounts would not necessarily be affected by prepayments on the related loans, potentially reducing the disproportionate impact which prepayments have on the yield of interest-only securities relative to the yields of other types of securities that are entitled to payments of principal. See “Yield and Maturity Considerations.”

The related prospectus supplement will set forth the notional amount schedule, if any, and will describe any prepayment speed assumptions to the extent used in constructing such schedule.

Form of Securities

As described in the applicable prospectus supplement, the securities of each series (or a class of the series) will be issued either as physical securities or in book-entry form. If issued as physical securities, the securities will be issued in fully registered form in the denominations specified in the related prospectus supplement, and will be transferable and exchangeable at the designated office of the securities registrar appointed under the agreements relating to the securities to register transfers and exchanges of that series (or class) of the securities. No service charge will be made for any registration of exchange or transfer of physical securities, but the trustee or other specified party may require payment of a sum sufficient to cover any tax or other governmental charge.

The offered securities may also be issued as book-entry securities. In this case, persons acquiring beneficial ownership interests in the securities will hold their securities through the Depository Trust Company, or DTC, in the United States, or Clearstream Banking Société

Anonyme or Euroclear System in Europe if they are participants of such systems, or indirectly through organizations that are participants in such systems. Each class of book-entry securities will be issued in one or more physical securities that equal the aggregate principal amount of the securities of such class and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through securities accounts in Clearstream’s and Euroclear’s names on the books of their respective depositaries which in turn will hold such positions in securities accounts in the depositaries’ names on the books of DTC. Citibank, N.A., will act as depositary for Clearstream and JPMorgan Chase Bank will act as depositary for Euroclear. Except as described below, no beneficial owner acquiring an interest in book-entry security will be entitled to receive a physical security representing such security. Unless and until definitive securities are issued, it is anticipated that the only “security holders” of the securities will be Cede & Co., as nominee of DTC. Beneficial owners will not be security holders as that term is used in the agreements relating to the securities or in this prospectus or the related prospectus supplement. Beneficial owners will have no greater rights with respect to the securities than the rights afforded to the security holder. Beneficial owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations.

A beneficial owner’s interest in a book-entry security will be recorded on the records of the brokerage firm, bank, thrift institution or other securities intermediary that maintains the beneficial owner’s account for such purpose. In turn, the securities intermediary’s ownership of such book-entry security will be recorded on the records of DTC (or of a participating firm that acts as agent for the securities intermediary, whose interests will in turn be recorded on the records of DTC, if the beneficial owner’s securities intermediary is not a DTC participant, and on the records of Clearstream or Euroclear, as appropriate). The beneficial owner must rely on the foregoing procedures to evidence its beneficial ownership of a book-entry security. Beneficial ownership of a book-entry security may only be transferred by compliance with the procedures of the securities intermediaries and depositary participants. Beneficial owners will receive all payments of principal of, and interest on, the securities from the trustee through DTC and DTC participants. While the securities are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among participants on whose behalf it acts with respect to the securities and is required to receive and transmit distributions on the securities on behalf of its participants in accordance with rules, regulations and procedures creating and affecting DTC and its operations. Participants and indirect participants that have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly, with whom beneficial owners have accounts with respect to securities are similarly required to make book-entry transfers and receive and transmit such payments on behalf of their respective beneficial owners. Accordingly, although beneficial owners will not possess physical securities, the DTC rules, regulations and procedures provide a mechanism by which beneficial owners will receive payments and will be able to transfer their interest.

Beneficial owners will not receive or be entitled to receive definitive securities representing their respective interests in the securities, except under the limited circumstances described below. Unless and until definitive securities are issued, beneficial owners who are not participants may transfer ownership of securities only through participants and indirect participants by instructing such participants and indirect participants to transfer securities, by book-entry transfer, through DTC for the account of the purchasers of such securities. Under the rules and in accordance with DTC’s normal procedures, transfers of ownership of securities will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing beneficial owners.

Because of time zone differences, credits of securities received in Clearstream or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream participants on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC. For information relating to tax documentation procedures relating to the securities, see “Material Federal Income Tax Consequences—Foreign Investors” herein and “Global Clearance, Settlement and Tax Documentation Procedures—Certain U.S. Federal Income Tax Documentation Requirements” in Annex I hereto.

Transfers between participants will occur in accordance with DTC rules. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depository; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depository to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day fund settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the European depositaries.

DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the book-entry securities, whether held for the participant’s own account or as securities intermediary for another person. In general, beneficial ownership of book-entry securities will be subject to the rules, regulation and procedures governing DTC and DTC participants as in effect from time to time.

Clearstream is incorporated under the laws of Luxembourg as a professional depository. Clearstream holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, thereby eliminating the need for physical movement of securities. Transactions may be settled in Clearstream in over 30 currencies, including United States dollars. Clearstream provides to its Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. As a professional depository, Clearstream is subject to regulation by the Luxembourg Monetary Institute. Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

Euroclear was created in 1968 to hold securities for its participants and to clear and settle transactions between its participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of securities and any risk from lack of simultaneous transfers of securities and cash. The Euroclear System is operated through a license agreement by Euroclear Bank S.A./N.V., a bank incorporated under the laws of the Kingdom of Belgium.

The Euroclear operator holds securities and book-entry interests in securities for participating organizations and facilitates the clearance and settlement of securities transactions between Euroclear participants, and between Euroclear participants and participants of certain other securities intermediaries through electronic book-entry changes in accounts of such participants or other securities intermediaries. The Euroclear operator provides Euroclear participants, among other things, with safekeeping, administration, clearance and settlement, securities lending and borrowing, and related services.

Non-participants of Euroclear may hold and transfer book-entry interests in the securities through accounts with a direct participant of Euroclear or any other securities intermediary that holds a book-entry interest in the securities through one or more securities intermediaries standing between such other securities intermediary and the Euroclear operator.

The Euroclear operator is regulated and examined by the Belgian Banking and Finance Commission and the National Bank of Belgium.

Securities clearance accounts and cash accounts with the Euroclear operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law. The terms and conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific securities to specific securities clearance accounts. The Euroclear operator acts under the terms and conditions only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants.

Payments on the book-entry securities will be made on each distribution date by the trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC’s normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the book- entry securities that it represents and to each securities intermediary for which it acts as agent. Each such securities intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry securities that it represents.

Under a book-entry format, beneficial owners of the book-entry securities may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede & Co., as nominee of DTC, and then distributed through the direct and indirect participants in the DTC system. Payments with respect to securities held through Clearstream or

Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system’s rules and procedures, to the extent received by the relevant depository. Such payments will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See “Material Federal Income Tax Consequences—Foreign Investors” and “Material Federal Income Tax Consequences—Backup Withholding.” Because DTC can only act on behalf of securities intermediaries that are DTC participants, the ability of a beneficial owner to pledge book-entry securities to persons that do not participate in the depository system, or otherwise take actions in respect of such book-entry securities, may be limited due to the lack of physical securities for such book-entry securities. In addition, issuance of the securities in book-entry form may reduce the liquidity of such securities in the secondary market since certain potential investors may be unwilling to purchase securities for which they cannot obtain physical securities.

Monthly and annual reports of the issuer will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC or the relevant depository, and to the securities intermediaries to whose DTC accounts the book-entry securities of such beneficial owners are credited.

DTC has advised the sponsor that, unless and until definitive securities are issued, DTC will take any action permitted to be taken by the holders of the securities under the agreements relating to the securities only at the direction of one or more securities intermediaries to whose DTC accounts the book-entry securities are credited, to the extent that such actions are taken on behalf of securities intermediaries whose holdings include such book-entry securities. Clearstream or the Euroclear operator, as the case may be, will take any action permitted to be taken by the security holder under the agreements relating to the securities on behalf of a Clearstream participant or Euroclear participant only in accordance with its relevant rules and procedures and subject to the ability of the relevant depository to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related participants, with respect to some securities that conflict with actions taken with respect to other securities.

Unless otherwise specified in the related prospectus supplement, definitive securities will be issued to beneficial owners of the book-entry securities, or their nominees, rather than to Cede & Co., as the nominee of DTC, only if (a) DTC or the issuer advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the book-entry securities and the issuer or the trustee is unable to locate a qualified successor or (b) the issuer, at its sole option, elects to terminate use of the book-entry system through DTC.

Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of the definitive securities. Upon surrender by DTC of the global note or notes representing the book-entry securities and instructions for re-registration, the trustee, as registrar, will issue definitive securities, and thereafter the trustee will recognize the holders of such definitive securities as the security holders under the agreements relating to the securities.

Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of securities among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

None of the sponsor, any affiliate of the sponsor, the servicer or the related trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry securities held by Cede & Co., as nominee of DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

For additional information regarding DTC and the book-entry securities, see Annex I hereto.

The Trust Funds

The trust fund of each series will include assets originated by the sponsor or acquired from affiliated or unaffiliated originators. The assets of the trust fund may include:

•	mortgage loans, including mortgage loans secured by senior liens or junior liens on the related mortgaged properties;

•	closed-end and revolving credit line home equity loans, secured by senior liens or junior liens on the related mortgaged properties;

•	home improvement installment contracts and installment loan agreements that are either unsecured, secured by senior liens or junior liens on the related mortgaged properties or secured by purchase money security interests in the home improvements;

•	all mortgaged properties and/or home improvements acquired in respect of the loans;

•	all monies due under the loans net, to the extent described in the related prospectus supplement, of certain amounts payable to the servicer, the sponsor or other party specified in the related prospectus supplement; and

•	certain funds, credit enhancement and other assets, as described in the related prospectus supplement.

The securities will be supported solely by the related trust fund. The assets of the trust fund for a series of securities will support only that series of securities unless otherwise specified in the prospectus supplement. In the case of an event of default with respect to a series of debt securities, the trustee generally may only proceed against the collateral securing such series and may not proceed against any assets of the related trust fund not pledged to secure such notes.

The loans for a series will be originated or acquired by the sponsor or its affiliates in the open market or in privately negotiated transactions, which may include transactions with other affiliates of the sponsor, and will be transferred by the sponsor or its affiliate to the trust fund. Loans relating to a series will be serviced by the servicer pursuant to the related servicing agreement.

Prior to the initial offering of the related series of securities, the trust fund will have no assets or liabilities. We do not expect any trust fund to engage in any activities other than acquiring, managing and holding the related loans and other assets and the proceeds thereof, issuing securities and making payments and distributions thereon. No trust fund is expected to have any source of capital other than its assets (including any related credit enhancement).

Loans included in the trust fund for a series may consist of any combination of the types of loans described below, to the extent and as specified in the related prospectus supplement.

The Loans

Mortgage Loans. The loans included in the trust fund for a series may consist, in whole or in part, of closed-end and/or revolving credit line mortgage loans, including closed-end and/or revolving credit line home equity loans secured by mortgages on single family properties that are primarily residential, which mortgages may be subordinated to other mortgages on the same mortgaged property. The mortgage loans may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described below and in the related prospectus supplement.

The full principal amount of a closed-end loan is generally advanced at the loan’s closing, although for certain types of loans there may be a series of advances to be made as specified by the terms of the loan. The closed-end loans are generally repayable in either equal installments or varying installments, in amounts sufficient to fully amortize such loan at its stated maturity, although certain loans may be “balloon” loans. Balloon loans are originated with a stated maturity scheduled to occur prior to the expiration of the corresponding amortization schedule or on which the principal amount is not due until the maturity of the loan. Upon the maturity of a balloon loan, the borrower will be required to make a “balloon” payment that will be significantly larger than the borrower’s previous scheduled payment, if any. Interest on each closed-end loan is calculated on the basis of the outstanding principal balance of such loan (or the advanced amount of the loan) multiplied by the loan rate thereon and further multiplied by a fraction computed in accordance with the related loan agreement. Under certain circumstances, a borrower may make interest-only payments on a closed-end loan and is obligated to pay only the amount of interest that accrues during the billing cycle (which may be subject to a limit on the total amount of the monthly payment). An interest-only payment option may be available for a specified period before the borrower must begin making at least a minimum monthly payment equal to a specified percentage of the average outstanding balance of the loan. Other options regarding repayment of principal and interest may be available for some types of loans.

Interest on each revolving credit line loan is computed on the average daily outstanding principal balance of the loan and payable monthly. Principal amounts on the revolving credit line loans may be drawn up to a maximum amount as set forth in the related loan agreement or repaid from time to time. As a result, the balance of a revolving credit line loan may fluctuate from day to day as new draws by borrowers are added and principal payments are applied to balances. A borrower under a revolving credit line loan is obligated to pay either (i) only accrued interest and fees during the billing cycle and principal at maturity, or (ii) accrued interest and fees and a portion of the outstanding principal during the billing cycle and the remaining outstanding principal at maturity. New draws by borrowers under an existing revolving credit line loan may or may not automatically become part of the trust fund, as described in the related prospectus supplement.

The mortgaged properties will include primarily single family properties (i.e., one- to four-family residential housing, including condominium units and cooperative dwellings). The mortgaged properties may consist of detached individual dwellings, individual condominiums, individual cooperatives dwellings, townhouses, duplexes, row houses, individual units in planned unit developments and other attached dwelling units. Each single family property will be located on land owned in fee simple by the borrower or on land leased by the borrower for a term at least five years (unless otherwise provided in the related prospectus supplement) greater than the term of the related loan. Attached dwellings may include owner-occupied structures where each borrower owns the land upon which the unit is built, with the remaining adjacent land owned in common, or dwelling units subject to a proprietary lease or occupancy agreement in a cooperatively owned apartment building.

Unless otherwise specified in the related prospectus supplement, mortgages on cooperative dwellings consist of a lien on the shares issued by such cooperative dwelling and the proprietary lease or occupancy agreement relating to such cooperative dwelling.

The aggregate principal balance of loans secured by mortgaged properties that are owner-occupied will be disclosed in the related prospectus supplement. Such statistic will be based on either (i) the making of a representation by the borrower at origination of the loan either that the underlying mortgaged property will be used by the borrower for a period of at least six months every year or that the borrower intends to use the mortgaged property as a primary residence, (ii) a finding that the address of the underlying mortgaged property is the borrower’s mailing address as reflected in the servicer’s records, or (iii) another method described in the related prospectus supplement. To the extent specified in the related prospectus supplement, the mortgaged properties may include nonowner-occupied investment properties and vacation and second homes.

The original mortgages for many of the loans have been recorded in the name of Mortgage Electronic Registration System, Inc. or “MERS”, solely as nominee for the sponsor and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, registered electronically through the MERS® System. In some other cases, the original mortgage was recorded in the name of the originator of the loan, record ownership was later assigned to MERS, solely as nominee for the owner of the loan, and subsequent assignments of the mortgage were, or in the future may be, registered electronically through the MERS® System. For each of these loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the trustee or other entity as described in the related prospectus supplement, and does not have any interest in the loan.

The initial loan-to-value ratio or combined loan-to-value ratio of a loan is computed in the manner described in the related prospectus supplement, taking into account the amounts of any related senior mortgage loans.

Home Improvement Contracts. The loans for a series may consist, in whole or part, of home improvement installment contracts and installment loan agreements, some of which may be originated by a home improvement contractor. As described in the related prospectus supplement, a home improvement contract may be unsecured, secured by a purchase money security interest in the improvements (or a portion thereof) or secured by a mortgage, on a single family property, which will generally be subordinate to other mortgages on the same mortgaged property.

The home improvements securing the home improvement contracts include, but are not limited to, replacement doors and windows, house siding, new roofs, swimming pools and kitchen and bathroom remodeling goods.

Additional Information. The selection criteria that will apply with respect to the loans in the trust fund relating to a particular series, may include, but are not limited to, the combined loan-to-value ratios or loan-to-value ratios, as applicable, original terms-to-maturity and delinquency information, will be described in the related prospectus supplement.

The related prospectus supplement for each series will provide information with respect to the related loans (or the portion of the balance of the loans included in the trust fund for the related series) as of a specified date, including, among other things, and to the extent relevant:

•	the aggregate unpaid principal balance of the loans (or the aggregate unpaid principal balance included in the trust fund for the related series);

•	the range and weighted average loan rate on the loans, and, in the case of adjustable-rate loans, the range and weighted average of the current loan rates and the lifetime rate caps, if any;

•	the range and average outstanding principal balance of the loans (or portion of the loan balance included in the trust fund for the related series);

•	the weighted average original and remaining term-to-stated maturity of the loans and the range of original and remaining terms-to-stated maturity, if applicable;

•	the range and weighted average of combined loan-to-value ratios or loan-to-value ratios for the loans, as applicable;

•	the percentage (by outstanding principal balance as of a specified date) of loans that accrue interest at adjustable or fixed interest rates;

•	any special hazard insurance policy or bankruptcy bond or other credit enhancement relating to the loans;

•	the percentage (by outstanding principal balance as of a specified date) of loans that are secured by mortgaged properties or home improvements;

•	the geographic distribution of any mortgaged properties securing the loans;

•	the percentage of loans (by outstanding principal balance as of a specified date) that are secured by single family properties, townhouses, condominium units, investment property and vacation or second homes;

•	the existence of senior mortgages on the mortgaged properties; and

•	the delinquency status and year of origination of the loans.

Credit Enhancement

Credit enhancement may be provided for one or more classes of a series of securities or for the related trust fund. Credit enhancement may be in the form of a limited financial guaranty policy issued by an entity named in the related prospectus supplement, the subordination of one or more classes of the securities of the series, the establishment of one or more reserve accounts, the use of a cross collateralization feature, the use of a mortgage pool insurance policy, bankruptcy bond, special hazard insurance policy, surety bond, letter of credit, guaranteed investment contract, overcollateralization, or other method of credit enhancement, or any combination of them, described in the related prospectus supplement. Unless otherwise specified in the related prospectus supplement, the credit enhancement will not provide protection against all risks of loss or guarantee repayment of the entire principal balance of the securities and interest on them. If losses occur that exceed the amount covered by credit enhancement or that are not covered by the credit enhancement, security holders will bear their allocable share of any deficiencies.

Subordinated Securities

Credit enhancement for a series may consist of one or more classes of subordinate securities of that series. The rights of security holders of such subordinate securities to receive distributions will be subordinate in right and priority to the rights of security holders of senior securities of the series, but only to the extent described in the related prospectus supplement.

Reserve Accounts

The sponsor may deposit into one or more accounts to be established with the trustee as part of the trust fund for the benefit of a series (or a class or classes of a series) or for the benefit of any credit enhancer with respect to such series (or a class or classes of a series) cash, a letter or letters of credit, cash collateral accounts, eligible investments, or other instruments meeting the criteria of the applicable rating agency or agencies specified in the related prospectus supplement in the amount specified in such prospectus supplement. In the alternative or in addition to such deposit, a reserve account for a series (or a class or classes of a series) may be funded over time through application of all or a portion of the excess cash flow from the loans and other assets in the related trust fund, to the extent described in the related prospectus supplement.

Amounts withdrawn from any reserve account will be applied by the trustee to make payments on the securities of a series (or a class or classes of a series), to pay expenses, to reimburse any credit enhancer or for any other purpose, in the manner and to the extent described in the related prospectus supplement.

The trustee may invest amounts deposited in a reserve account in eligible investments.

Minimum Principal Payment Agreement

The sponsor may enter into a minimum principal payment agreement with an entity meeting the criteria of the applicable rating agency or agencies specified in the related prospectus supplement pursuant to which such entity will provide certain payments on the securities in the event that aggregate scheduled principal payments and/or prepayments on the loans for such series are not sufficient to make certain payments on the securities, as described in the related prospectus supplement.

Other Insurance, Guarantee and Similar Instruments or Agreements

A trust fund may include a guaranteed investment contract or reinvestment agreement pursuant to which funds held in one or more accounts will be invested at a specified rate. If any class of securities has a floating interest rate, or if any of the loans has a floating interest rate, the trust may include an interest rate swap contract, an interest rate cap agreement or similar contract providing limited protection against interest rate risks.

Cross Collateralization

The source of payment for securities of each series will generally be the assets of the related trust fund only. However, a trust fund may include the right to receive moneys from a common pool of credit enhancement that may be available for more than one series of securities, such as a master reserve account or a master insurance policy. In addition, a series of securities may provide for excess cash flow with respect to one class of the series to be applied to shortfalls with respect to another class of the same series.

Notwithstanding the foregoing, unless specifically described otherwise in the related prospectus supplement, no collections on any loans or other assets held by any trust fund may be applied to the payment of securities issued by any other trust fund.

Overcollateralization

Credit enhancement for a series may include overcollateralization—an excess of the aggregate principal balance of the related loans, or a specified group of loans thereof, over the aggregate principal balance of the related class of securities. Overcollateralization may be achieved by including excess loans in the trust fund at the time of its formation that do not represent an interest retained by the sponsor or its affiliate of equal priority with the rights of the securities or by the application of certain “excess” portions of interest payments on loans or other amounts to the payment of principal of one or more classes of securities. This feature may continue for the life of the related securities or may be limited as described in the related prospectus supplement. In the case of limited overcollateralization, once the required level of overcollateralization is reached, the application of funds to reduce the principal balance of the securities may cease, unless subsequently necessary to maintain the required level of overcollateralization. In addition, the specified level of overcollateralization may be increased or reduced under the circumstances described in the prospectus supplement.

Servicing and Administration of Loans

Customary servicing functions with respect to the loans in the trust fund will be provided by the servicer pursuant to the related servicing agreement. The related servicing agreement may authorize the servicer to enter into one or more subservicing agreements with one or more subservicers pursuant to which the subservicer will agree to perform all or a portion of the servicer’s servicing responsibilities with respect to the loans in a trust fund.

Notwithstanding the servicer’s engagement of any subservicer, the servicer shall not be relieved of its obligations under the related servicing agreement, and the servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the loans. The servicer shall be entitled to include in any subservicing agreement provisions for indemnification of the servicer by the related subservicer, and nothing contained in the related servicing agreement shall be deemed to limit or modify such indemnification.

The servicing agreement may also provide for a back-up servicer, who would succeed to the servicing function upon a termination of the servicer. The named back-up servicer may also serve as trustee of a trust fund or as an indenture trustee.

The following summaries describe certain provisions of the related servicing agreements. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the description of the servicing agreements in the related prospectus supplement and the provisions of the servicing agreements. Where particular provisions or terms used in the servicing agreements are referred to, such provisions or terms are as specified in the servicing agreements.

Collection Procedures; Escrow Accounts

The servicer will make reasonable efforts to collect all payments required to be made under the loans and will, consistent with the terms of the related servicing agreement for a series and any applicable credit enhancement, follow such collection procedures as it follows with respect to comparable loans serviced by it. Consistent with the above, the servicer may, in its discretion, (i) waive any assumption fee, late payment charge, penalty interest or other charge in connection with a loan and (ii) extend the schedule for payments due on a loan.

The servicer or subservicer may establish and maintain escrow or impound accounts with respect to loans in which payments by borrowers to pay taxes, assessments, mortgage and hazard insurance premiums, and other comparable items will be deposited. The terms of certain loans may not require that payments of such amounts be made into escrow or impound accounts, in which case the servicer would not establish any escrow or impound account with respect to such loans. Withdrawals from the escrow or impound accounts, if any, will be made to effect timely payment of taxes, assessments, mortgage and hazard insurance premiums and other comparable items; to refund to borrowers amounts determined to be overages; to pay interest to borrowers on balances in the escrow or impound account to the extent required by applicable law; to repair or otherwise protect the related property; and to clear and terminate such escrow or impound account. The servicer will be responsible for the administration of the escrow or impound accounts and generally will make advances to such account when a deficiency exists therein. Unless otherwise described in the related prospectus supplement, the servicer will be entitled to reimbursement for any such advances from the collection account from collections on the related loans prior to the right of the security holders to receive distributions of such amount.

Deposits to and Withdrawals from the Collection Account

The trustee or the servicer will establish a collection account with respect to a series in the name of the trust or the trustee for the trust. The collection account will be an account maintained (i) at a depository institution, the short- and/or long-term unsecured debt obligations of which at the time of any deposit therein are rated at levels satisfactory to the applicable rating agency or agencies specified in the related prospectus supplement or (ii) in an account or accounts that otherwise meet requirements established by the applicable rating agency or agencies.

The funds held in the collection account may be invested, pending remittance to the related trustee, in eligible investments. The servicer or other party specified in the prospectus supplement may be entitled to receive any interest or other income earned on funds in the collection account.

The servicer will deposit into the collection account for a series the following payments and collections received or made by it, unless otherwise specified in the prospectus supplement, and net of any reimbursements or retained interest owed to the servicer:

(i) All payments on account of principal, including prepayments, on the loans included in the trust fund for the series;

(ii) All payments on account of interest on such loans after deducting therefrom, at the discretion of the servicer but only to the extent of the amount permitted to be withdrawn or withheld from the collection account in accordance with the related servicing agreement, the servicing fee in respect of such loans;

(iii) All amounts received by the servicer in connection with the liquidation of such loans or property acquired in respect thereof, whether through foreclosure sale, repossession or otherwise, including payments in connection with such loans received from the borrower, other than amounts required to be paid or refunded to the borrower or paid to the holder of any senior lien pursuant to the terms of the applicable loan documents or pursuant to applicable law, exclusive of, in the discretion of the servicer, but only to the extent of the amount permitted to be withdrawn from the collection account in accordance with the related servicing agreement, the servicing fee, if any, in respect of the related loans;

(iv) All proceeds under any title insurance, hazard insurance or other insurance policy covering any such loan or the related property, other than proceeds to be applied to the restoration or repair of the related mortgaged property or released to the borrower or paid to the holder of any senior lien pursuant to the terms of the applicable loan documents or pursuant to applicable law, and in accordance with the related servicing agreement;

(v) All amounts required to be deposited therein from any applicable reserve account for such series;

(vi) All advances required to be made by the servicer pursuant to the related servicing agreement; and

(vii) The purchase price of any such loans purchased by the sponsor, the servicer or any other party specified in the related prospectus supplement, pursuant to the agreements relating to the series.

The servicer will be permitted, from time to time, to make withdrawals from the collection account for a series for the following purposes and any other purposes described in the related prospectus supplement:

(i) to reimburse itself for advances for such series made by it pursuant to the related servicing agreement; the servicer’s right to reimburse itself may be limited to amounts received on or in respect of particular loans (including, for this purpose, liquidation proceeds and insurance proceeds) which represent late recoveries of scheduled payments with respect to which any such advance was made;

(ii) to the extent provided in the related servicing agreement, to reimburse itself for any advances for such series that the servicer determines in good faith it will be unable to recover from amounts representing late recoveries of scheduled payments with respect to which such advance was made or from liquidation proceeds or insurance proceeds;

(iii) to reimburse itself from liquidation proceeds for liquidation expenses and for amounts expended by it in accordance with the related servicing agreement in connection with the restoration of a damaged property and, in the event deposited in the collection account and not previously withheld, and to the extent that liquidation proceeds after such reimbursement exceed the outstanding principal balance of the related loan, together with accrued and unpaid interest thereon to the due date for such loan next succeeding the date of its receipt of such liquidation proceeds, to pay to itself out of such excess the amount of any unpaid servicing fee and any assumption fees, late payment charges, or other charges on the related loan;

(iv) in the event it has elected not to pay itself the servicing fee out of the interest component of any scheduled payment, late payment or other recovery with respect to a particular loan prior to the deposit of such scheduled payment, late payment or recovery into the collection account, to pay to itself the servicing fee, as adjusted pursuant to the related servicing agreement, from any such scheduled payment, late payment or recovery, to the extent permitted by the related servicing agreement;

(v) to reimburse itself for expenses incurred by and recoverable by or reimbursable to it pursuant to the related servicing agreement;

(vi) to pay to the applicable person with respect to each loan or property acquired in respect thereof that has been purchased from the trust by the sponsor, the servicer or any other party specified in the related prospectus supplement, pursuant to the agreements relating to the series, all amounts received thereon and not distributed as of the date on which the related purchase price was determined;

(vii) to make payments to the trustee for remittance to the security holders of the series in the amounts and in the manner provided for in the agreements relating to the series; and

(viii) to clear and terminate the collection account pursuant to the agreements relating to the series.

In addition, if the servicer deposits in the collection account for a series any amount not required to be deposited therein, it may, at any time, withdraw such amount from such collection account.

Advances and Limitations Thereon

To the extent specified in the related prospectus supplement, the servicer will be obligated to make advances, and such obligations may be limited in amount or may not be activated until a certain portion of a specified reserve account or other credit enhancement is depleted. Advances are intended to provide liquidity, and not to guarantee or insure against losses. Accordingly, any funds advanced will be recoverable by the servicer primarily out of amounts received on particular loans that represent late recoveries of principal or interest, insurance proceeds or liquidation proceeds with respect to which any such advance was made. If an advance is made and subsequently determined to be nonrecoverable from late collections, insurance proceeds or liquidation proceeds from the related loan, the servicer will be entitled to reimbursement from other funds in the collection account or from a specified reserve fund, to the extent specified in the related prospectus supplement; such reimbursement to the servicer will reduce amounts then available for distribution to the security holders, but since such reimbursement will only relate to amounts previously advanced by the servicer, such reimbursement will not result in a net reduction of funds available for distribution to security holders.

Reports received by security holders generally will not disclose amounts advanced, or subject to reimbursement to the servicer in respect of advances, although such reports will generally disclose loss and delinquency information. See “The Agreements—Reports to Security Holders.”

Maintenance of Insurance Policies and Other Servicing Procedures

Standard Hazard Insurance; Flood Insurance. The servicer generally will be required to maintain or to cause the borrower on each loan to maintain a standard hazard insurance policy providing coverage of the standard form of fire insurance with extended coverage for certain other hazards as is customary in the state in which the related mortgaged property is located. The standard hazard insurance policies provide for coverage at least equal to the applicable state standard form of fire insurance policy with extended coverage for property of the type securing the related loans. In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of, the related mortgaged property caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Because the standard hazard insurance policies relating to the loans will be underwritten by different hazard insurers and will cover mortgaged properties located in various states, such policies will not contain identical terms and conditions. The basic terms, however, generally will be determined by state law and generally will be similar. Most such policies typically will not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides, and mudflows), nuclear reaction, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all inclusive. Uninsured risks not covered by a special hazard insurance policy or other form of credit enhancement may adversely affect distributions to security holders. When a mortgaged property securing a loan is located in a flood area identified by HUD pursuant to the Flood Disaster Protection Act of 1973, as amended, the servicer generally will be required to maintain or to cause the related borrower to maintain flood insurance with respect to such mortgaged property, to the extent available.

Generally, the borrower will be required to maintain standard hazard insurance on the related mortgaged property in an amount not less than the appraised value of the mortgaged property at the time of origination of the loan less the value of the related land at that time, but in no event less than the aggregate outstanding principal balance of the loan plus any senior loans secured by the mortgaged property. The standard hazard insurance policies covering mortgaged properties securing loans typically may contain a “coinsurance” clause that, in effect, will require the insured at all times to carry hazard insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the mortgaged property, including the improvements on any mortgaged property, in order to recover the full amount of any partial loss. If the insured’s coverage falls below this specified percentage, such clause will provide that the hazard insurer’s liability in the event of partial loss will not exceed the greater of (i) the actual cash value (the replacement cost less physical depreciation) of the mortgaged property, including the improvements, if any, damaged or destroyed or (ii) such proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of such mortgaged property and improvements.

Unless otherwise described in the related prospectus supplement, the servicer will be required to maintain, on property that secured a defaulted loan and that has been acquired upon foreclosure, deed in lieu of foreclosure, or repossession, a standard hazard insurance policy in an amount that is at least equal to the maximum insurable value of such property. No earthquake or other additional insurance will be required of any borrower or will be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance.

Any amounts collected by the servicer under any such policies of insurance (other than amounts to be applied to the restoration or repair of the property, released to the borrower in accordance with normal servicing procedures or used to reimburse the servicer for amounts to which it is entitled to reimbursement) will be deposited in the collection account. In the event that the servicer obtains and maintains a blanket policy insuring against hazard losses on all of the loans, it will conclusively be deemed to have satisfied its obligations to cause to be maintained a standard hazard insurance policy for each loan or related property acquired in respect of a defaulted loan. This blanket policy may contain a deductible clause, in which case the servicer will, in the event that there has been a loss that would have been covered by such policy absent such deductible clause, deposit in the collection account the amount not otherwise payable under the blanket policy because of the application of the deductible clause.

Realization upon Defaulted Loans

With respect to a loan in default, the servicer may pursue foreclosure (or similar remedies) with respect to the mortgaged property or other collateral or may pursue other remedies against the borrower. However, the servicer is not required to continue to pursue all available remedies if it determines that one such remedy is more likely to result in a greater recovery. In connection with foreclosure or similar remedies, the servicer will follow such practices and procedures as it deems necessary or advisable and as are normal and usual in its servicing activities with respect to comparable loans serviced by it. However, the servicer will not be required to expend its own funds in connection with any foreclosure or towards the restoration of the related mortgaged property unless it determines that: (i) such restoration or foreclosure will increase the liquidation proceeds in respect of the related loan available to the security holders after reimbursement to itself for such expenses and (ii) such expenses will be recoverable by it either through liquidation proceeds or insurance proceeds. Notwithstanding anything to the contrary herein, in the case of a trust fund for which a REMIC election has been made, any mortgaged property acquired by such trust fund through foreclosure must be disposed of in accordance with applicable federal income tax regulations and consistent with the REMIC election. While the holder of a mortgaged property acquired through foreclosure can often maximize its recovery by providing financing to a new purchaser, the trust fund, if applicable, will have no ability to do so and none of the servicer, the sponsor or any of its affiliates will be required to do so.

Enforcement of Due-On-Sale Clauses

When any mortgaged property is about to be conveyed by the borrower, the servicer will, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise the rights to accelerate the maturity of the related loan under an applicable “due-on-sale” clause, if any, unless it reasonably believes that such clause is not enforceable under applicable law or if the enforcement of such clause would result in loss of coverage under any primary mortgage insurance policy. In such event, the servicer is authorized to accept from or enter into an assumption agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the loan and pursuant to which the original borrower is released from liability and such person is substituted as the obligor and becomes liable under the loan. Any fee collected in connection with an assumption will be retained by the servicer as additional servicing compensation. The terms of a loan may not be changed in connection with an assumption.

Servicing Compensation and Payment of Expenses

The servicer will be entitled to a periodic fee as servicing compensation in an amount to be determined as described in the related prospectus supplement. The servicing fee may be fixed or variable, as described in the related prospectus supplement, and will generally consist of a percentage (to be specified in the related prospectus supplement) of the then-outstanding principal amount of the related loans, and may include the right to recover additional servicing compensation in the form of assumption fees, late payment charges and similar items, excess proceeds following disposition of property in connection with defaulted loans or other amounts specified in the related prospectus supplement.

When a borrower makes a principal prepayment in full between due dates on the related loan, the borrower will generally be required to pay interest on the amount prepaid only to the date of prepayment. If and to the extent described in the related prospectus supplement, in order that one or more classes of the securities of a series will not be adversely affected by any resulting shortfall in interest collections, the amount of the servicing fee may be reduced to the extent necessary to include in the servicer’s deposit of funds into the collection account for the series an amount equal to one month’s interest on the related loan (less the servicing fee). If the aggregate amount of such shortfalls in a month exceeds the servicing fee for such month, the amount of funds available for distribution with respect to the related series may be reduced.

To the extent specified in the related prospectus supplement, the servicer will be entitled to reimbursement for certain expenses incurred by it in connection with the liquidation of defaulted loans. The related series will suffer no loss by reason of such expenses to the extent expenses are covered under related insurance policies or from excess liquidation proceeds. If claims are either not made or paid under the applicable insurance policies or if coverage thereunder has been exhausted, the related security holders may suffer a loss to the extent that liquidation proceeds, after reimbursement of the servicer’s expenses, are less than the outstanding principal balance of and unpaid interest on the related loan that would be distributable with respect to such series. In addition, the servicer will be entitled to reimbursement of expenditures incurred by it in connection with the restoration of property securing a defaulted loan. Such right of reimbursement may be prior to the rights of the security holders to receive any related insurance proceeds, liquidation proceeds or amounts derived from other credit enhancement. The servicer is generally also entitled to reimbursement from the collection account for advances, as described above.

Evidence as to Compliance

If so specified in the related prospectus supplement, the related servicing agreement will provide that each year, a firm of independent public accountants will furnish a statement to the trustee to the effect that such firm has examined certain documents and records relating to the servicing of the loans by the servicer and that, on the basis of such examination, such firm is of the opinion that the servicing has been conducted in compliance with such servicing agreement, except for (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as are set forth in such statement.

If so specified in the related prospectus supplement, the related servicing agreement may also provide for delivery to the trustee of an annual statement signed by an officer of the servicer to the effect that the servicer has fulfilled its obligations under the servicing agreement throughout the period covered by the report.

Certain Matters Regarding the Servicer

In the event of a servicer default under the related servicing agreement, the servicer may be replaced by the trustee or another specified party. Such servicer defaults and the rights of the trustee or other party upon such a default under the agreements for the related series will be substantially similar to those described under “The Agreement—Servicer Defaults; Rights Upon Servicer Default” except to the extent otherwise described in the prospectus supplement.

Unless otherwise specified in the related prospectus supplement, the servicer will not have the right to assign its rights and delegate its duties and obligations under the related servicing agreement unless the successor servicer accepting such assignment or delegation:

•	services similar loans in the ordinary course of its business,

•	is reasonably satisfactory to the trustee for the related series,

•	would not cause the rating of the securities of such series by any rating agency specified in the related prospectus supplement in effect immediately prior to such assignment to be qualified, downgraded or withdrawn as a result of such assignment, and

•	executes and delivers to the trustee an agreement, in form and substance reasonably satisfactory to the trustee, that contains an assumption by such servicer of the due and punctual performance and observance of each covenant and condition to be performed or observed by the servicer under the related servicing agreement from and after the date of such agreement.

No such assignment will become effective until the trustee or a successor servicer has assumed the servicer’s obligations and duties under the related servicing agreement. To the extent that the servicer transfers its obligations to a wholly owned subsidiary or affiliate, such subsidiary or affiliate need not satisfy the criteria set forth above to the extent that the assigning servicer remains liable for the servicing obligations under the related servicing agreement. Any entity into which the servicer is merged or consolidated or any successor entity resulting from any merger, conversion or consolidation will succeed to the servicer’s obligations under the related servicing agreement, subject to any limitations or qualifications described in the related prospectus supplement.

Except to the extent otherwise provided therein, each servicing agreement will provide that neither the servicer, nor any director, officer, employee or agent of the servicer, will be under any liability to the related trust fund, the trustee, the sponsor or the security holders for any action taken or for failing to take any action in good faith pursuant to the servicing agreement, or for errors in judgment. However, neither the servicer nor any such person will be protected against any liability that would otherwise be imposed by reason of the failure to perform its obligations in compliance with any standard of care set forth in the related servicing agreement. The servicer may, in its discretion, undertake any action that it may deem necessary or desirable with respect to the related servicing agreement and the rights and duties of the parties thereto and the interests of the security holders and the trustee thereunder.

The Agreements

Each trust fund will be established pursuant to a trust agreement by and between the sponsor or its affiliate and a trustee named in the related trust agreement. Each trust agreement will describe the assets of the related trust fund, which will include the related loans and, if so specified in the related prospectus supplement, may include any combination of a mortgage pool insurance policy, letter of credit, financial guaranty insurance policy, special hazard policy, reserve fund or other form of credit enhancement.

The loans held by each trust fund will be serviced by the servicer pursuant to a servicing agreement by and between the servicer, the related trustee and, if applicable, the sponsor or affiliate of the sponsor.

With respect to securities that represent debt secured by the related trust fund, the trustee will enter into an indenture with the indenture trustee named on such indenture, as described in the related prospectus supplement. Securities that represent beneficial ownership interests in the related trust fund will be issued pursuant to the related trust agreement.

In the case of any trust fund, the contractual arrangements relating to the establishment of the trust fund, the servicing of the related loans and the issuance of the related securities may be contained in a single agreement, or in several agreements that combine certain aspects of the trust agreement, the servicing agreement and the indenture described above (for example, a pooling and servicing agreement, or a servicing and collateral management agreement).

Assignment of Loans

At the time of issuance of the securities of a series, the sponsor or its affiliate will transfer, convey and assign to the trust fund all of its right, title and interest in the loans and other property to be transferred to the trust fund for a series. Unless otherwise described in the related prospectus supplement, such assignment will include all principal and interest due on or with respect to the loans after the cut-off date specified in the related prospectus supplement. The trustee will, concurrently with such assignment, execute and deliver the securities.

Assignment of Loans. Unless otherwise specified in the related prospectus supplement, the sponsor or its affiliate will as to each mortgage loan, deliver or cause to be delivered to the trustee, or a custodian on behalf of the trustee, the mortgage note or contract endorsed without recourse to the order of the trustee or in blank, the original mortgage, deed of trust or similar instrument with evidence of recording indicated thereon (except for any mortgage, deed of trust or similar instrument not returned from the public recording office, in which case a copy of such instrument will be delivered, together with a certificate that the original of such instrument was delivered to such recording office) and an assignment of the mortgage, deed of trust or similar instrument in recordable form. The trustee or the custodian will hold such documents in trust for the benefit of the security holders.

If specified in the related prospectus supplement, with respect to mortgage loans, the sponsor or its affiliate will, at the time of issuance of the securities, cause assignments to the trustee of the mortgages, deeds of trust or similar instruments relating to the loans for a series to be recorded in the appropriate public office for real property records, except in states where, in the opinion of counsel acceptable to the trustee, such recording is not required to protect the trustee’s interest in the related loans.

In lieu of delivering the mortgage, deed of trust or similar instrument and an assignment of such instrument to the trustee, and of recording assignments or delivering an opinion of counsel, for any mortgage loans registered on the MERS® System the sponsor or its affiliate will cause the trustee to be recorded as the beneficial owner of the loans pursuant to the MERS rules for electronically tracking changes in ownership rights.

Unless otherwise specified in the related prospectus supplement, the sponsor or its affiliate will, as to each home improvement contract, either deliver or cause to be delivered to the trustee (or the custodian) the original home improvement contract and copies of documents and instruments related to each home improvement contract (including, if applicable, any documents relating to the security interest in the property securing such home improvement contract), or maintain possession (or cause the servicer to maintain possession) of such home improvement contracts and other documents, as custodian on behalf of the related trust fund. In order to give notice of the right, title and interest of the trustee to the home improvement contracts and related property, the sponsor or its affiliate, as applicable, will cause an appropriate UCC-1 financing statement to be prepared and filed identifying the sponsor or its affiliate, as applicable, as the debtor, the trustee as the secured party and the related home improvement contracts and related property as the collateral; if the sponsor has transferred the contracts and related property to its affiliate (which has in turn transferred such assets to the trust fund) then a similar UCC-1 financing statement relating to the transfer of assets from the sponsor to its affiliate will also be made. Unless otherwise specified in the prospectus supplement, the home improvement contracts will not be stamped or otherwise marked to reflect their assignment to the trust fund (or by the sponsor to its affiliate, if applicable). Therefore, if, through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the home improvement contracts without knowledge or notice of the assignment, the interest of the trust fund in the home improvement contracts and related property could be defeated.

Each loan transferred to the trust fund relating to a series will be identified in a schedule appearing as an exhibit to the agreements relating to the series. Such loan schedule generally includes, among other things, the unpaid principal balance as of a specified date, the current loan rate, the current scheduled payment, the maturity date and the loan-to-value ratio at origination or modification.

Pre-Funding Account. A trust fund may include a “pre-funding account.” The trust fund will use the amounts on deposit in the pre-funding account to acquire additional loans (or additional advances under existing loans) from time to time during the time period specified in the related prospectus supplement. Prior to the investment of the pre-funded amount in additional loans (or such additional advances), the pre-funded amount will be invested in one or more eligible investments. Unless otherwise specified in the related prospectus supplement, an “eligible investment” is any of the following, in each case as determined at the time of the investment or contractual commitment to invest therein (to the extent such investments would not require registration of the trust fund as an investment company pursuant to the Investment Company Act of 1940, as amended):

•	obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

•	purchase agreements on obligations specified in clause (a) maturing not more than three months from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to purchase such obligations are at the time rated in the rating categories required by the rating agency or agencies specified in the related prospectus supplement;

•	certificates of deposit, time deposits and bankers’ acceptances (which, in the case of bankers’ acceptances, shall in no event have an original maturity of more than 365 days) of any depository institution or trust company incorporated under the laws of the United States or any state; provided, that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated in the rating categories required by the rating agency or agencies specified in the related prospectus supplement;

•	commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated in the highest short-term rating category by the rating agency or agencies specified in the related prospectus supplement;

•	units of money market funds registered under the Investment Company Act of 1940, investing in any of the foregoing, including any funds managed or advised by the trustee of the trust fund or the indenture trustee or any affiliate of the trustee of the trust fund or the indenture trustee; provided, such money market funds are at the time rated in the highest short-term rating category by the rating agency or agencies specified in the related prospectus supplement; and

•	other eligible investments specified in the related prospectus supplement.

During any pre-funding period, the sponsor will be obligated (subject only to the availability thereof) to transfer to the related trust fund additional loans (or additional advances under existing loans) from time to time during the pre-funding period. These additional loans (or such additional advances) will be required to satisfy certain eligibility criteria described in the related prospectus supplement, which eligibility criteria will generally be consistent with the eligibility criteria of the loans included in the trust fund as of the closing date, subject to any exceptions described in such prospectus supplement.

Although the specific parameters of the pre-funding account with respect to any issuance of securities will be specified in the related prospectus supplement, it is anticipated that: (a) the pre-funding period will not exceed one year from the related closing date, (b) the additional loans (or the additional advances under existing loans) to be acquired during the pre-funding period will be subject to the same representations and warranties as the loans included in the related trust fund on the closing date (although additional or substitute criteria may be required to be satisfied, as described in the related prospectus supplement), and (c) the pre-funded amount will not exceed 50% of the principal amount of the securities issued pursuant to a particular offering.

Purchase and Substitution of Defective Loans. If any document in the file relating to a loan included in a trust fund is found by the trustee within a specified time period following the execution of the agreements relating to the related series (or within a specified time period after the trustee’s receipt of any document permitted to be delivered after the closing date) not to meet the requirements specified in the agreements relating to the series as to execution and other matters, and the sponsor, or its affiliate, does not cure such defect within a specified time period, the sponsor or its affiliate, as described in the related prospectus supplement, will be required to purchase the related loan or any property acquired in respect thereof from the trustee at a price equal to (a) the outstanding principal balance of such loan and (b) accrued and unpaid interest to the date of the next scheduled payment on such loan (less any unreimbursed advances made with respect to such loan and servicing fees).

The sponsor or its affiliate, as applicable, may, rather than purchase the loan as described above, substitute in its place one or more other qualifying substitute loans together with any cash payment needed to equal the value of the loan. If the trust fund has elected to be treated as a REMIC, these substitutions may only occur during a specified period.

The sponsor or its affiliate, as applicable, will make representations and warranties with respect to the loans for a series. If the sponsor or its affiliate, as applicable, cannot cure a breach of any such representations and warranties in all material respects within a specified time period after notification by the trustee of such breach, and if such breach is of a nature that materially and adversely affects the value of such loan, the sponsor or its affiliate, as applicable, is obligated to purchase the affected loan or provide a qualifying substitute loan therefor, subject to the conditions and limitations on substitutions described in the related prospectus supplement. The price to be paid to purchase any such loan will be specified in the related prospectus supplement.

The foregoing repurchase obligations and the limited right of substitution will constitute the sole remedies available to security holders or the trustee for defective loan documents or for breach of any representation or warranty by the sponsor or its affiliate with respect to the loans for each series.

No security holder, solely by virtue of such holder’s status as a holder, will have any right under the agreements for a series to institute any proceeding with respect to such agreements, unless such security holder previously has given to the trustee for such series written notice of default and unless the security holders of securities evidencing not less than 51% of the aggregate voting rights of the securities for such series (or such other vote of holders as is specified in the related prospectus supplement) have made written request upon the trustee to institute such proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity, and the trustee for a specified period of time has neglected or refused to institute any such proceeding.

Reports to Security Holders

The servicer, the trustee or other party specified in the related prospectus supplement will furnish to each security holder of record on each distribution date, or as soon thereafter as is practicable, a statement setting forth information specified in the related prospectus supplement. To the extent applicable to any series, such report may contain, among other information:

(i) the amount of principal distributed to security holders of the related securities and the outstanding principal balance of such securities following such distribution;

(ii) the amount of interest distributed to security holders of the related securities;

(iii) the amounts of (a) any accrued and previously unpaid interest included in such distribution, (b) any remaining accrued and unpaid interest with respect to such securities, and (c) any current shortfall in amounts to be distributed as accrued interest to security holders of such securities;

(iv) the amounts of (a) any payments of scheduled principal payable on a prior distribution date included in such distribution, (b) any remaining unpaid principal amounts payable on a prior distribution date, (c) any current shortfall in receipt of scheduled principal payments on the related loans, or (d) any realized losses or liquidation proceeds to be allocated as reductions in the outstanding principal balances of such securities;

(v) the amount received under any related credit enhancement, and the remaining amount available under such credit enhancement;

(vi) specified information regarding delinquencies with respect to payments on the related loans;

(vii) the book value of any property acquired by the related trust fund with respect to a loan; and

(viii) such other information as described in the related prospectus supplement.

In addition, within a reasonable period of time after the end of each calendar year the trustee, or other specified person, will furnish to each holder of record at any time during such calendar year: (a) the aggregate of amounts reported pursuant to (i), (ii), and (iv)(d) above for such calendar year and (b) such other information specified in the agreements relating to the series as is necessary to enable security holders to prepare their tax returns. Information in the distribution date and annual statements provided to the security holders will not have been examined and reported upon by an independent public accountant. However, the servicer will provide to the trustee a report by independent public accountants with respect to the servicer’s servicing of the loans, if specified in the related prospectus supplement. See “Servicing of Loans—Evidence as to Compliance.”

Servicer Defaults; Rights Upon Servicer Defaults

Servicer defaults under a servicing agreement generally include:

•	any failure by the servicer to deposit amounts in the collection account, which failure continues unremedied for a specified number of days after the giving of written notice of such failure to the servicer if such failure materially and adversely affects the interest of any security holder or a provider of credit enhancement,

•	any failure by the servicer duly to observe or perform in any material respect any other of its covenants or agreements in the applicable servicing agreement that continues unremedied for a specified number of days after the giving of written notice of such failure to the servicer by the trustee, or to the servicer and the trustee by the security holders evidencing not less than 25% of the aggregate voting rights of the security holders (or such other vote of security holders or the credit enhancer as is specified in the related prospectus supplement), and

•	certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by the servicer indicating its insolvency or inability to pay its obligations.

The servicing agreement will specify the circumstances under which the trustee or another specified party may remove the servicer upon the occurrence and continuance of a servicer default. The servicer’s right to recovery of expenses and amounts advanced under the terms of the servicing agreement generally will not be affected by any such removal. Upon a removal of the servicer, the trustee or other back-up servicer will succeed to all the responsibilities, duties and liabilities of the servicer under the related servicing agreement and will be entitled to reasonable servicing compensation not to exceed the applicable servicing fee and other servicing compensation as provided in the related servicing agreement.

In the event that the trustee or other back-up servicer is unwilling or unable so to act, the trustee may select, or petition a court of competent jurisdiction to appoint, a financial institution, bank or loan servicing institution to act as successor servicer under the provisions of the related servicing agreement. The successor servicer will be entitled to reasonable servicing compensation not to exceed the applicable servicing fee and other servicing compensation as provided in the agreements relating to the series.

During the continuance of any servicer default, the trustee will have the right to take action to enforce its rights and remedies and to protect and enforce the rights and remedies of the security holders. The specified percentage of security holders for such series or the credit enhancer for such series (or class thereof), as described in the prospectus supplement, may direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust power. However, the trustee will not be under any obligation to pursue any such remedy or to exercise any trusts powers unless such holders or the credit enhancer, as applicable, have offered the trustee reasonable security or indemnity against the cost, expenses and liabilities that may be incurred by the trustee. The trustee may decline to follow any such direction if the trustee determines that the action or proceeding so directed may not lawfully be taken or would involve it in personal liability or be unjustly prejudicial to the nonassenting holders.

Events of Default

Events of default for a series of notes generally include:

•	a default for a specified period of time as specified in the related prospectus supplement in the payment of any principal of or interest on any note;

•	failure to perform any other covenant of the trust fund in the related agreements that continues for a specified period after notice is given;

•	certain events of bankruptcy, insolvency, receivership or liquidation of the trust fund; or

•	any other event of default provided with respect to notes of that series.

If an event of default with respect to the notes of any series at the time outstanding occurs and is continuing, the related trustee or another specified party, as described in the related prospectus supplement, may declare the principal amount of all the notes to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the related credit enhancer or the majority noteholders.

If, following an event of default with respect to any series of notes, the notes have been declared to be due and payable, the related trustee or another specified party, as described in the related prospectus supplement, may elect to retain its security interest in the collateral securing the notes, and to continue to apply distributions on such collateral as if there had been no declaration of acceleration, if such collateral continues to provide sufficient funds for the payment of principal of and interest on the notes as they would have become due if there had not been such a declaration. In addition, the trustee may not sell or otherwise liquidate the collateral securing the notes of a series following an event of default, other than a default in the payment of any principal or interest on any note, unless (a) the related credit enhancer or 100% of the noteholders, with the consent of the related credit enhancer, if any (or other vote specified in the related prospectus supplement), consent to such sale, (b) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest due and unpaid on the outstanding notes at the date of such sale and the other outstanding expenses of the trust fund or (c) the trustee with the consent of the related credit enhancer determines that such collateral would not be sufficient on an ongoing basis to make all payments on such notes as such payments would have become due if there had not been such a declaration, and the trustee obtains the consent of 66 2/3% of the noteholders (or other vote specified in the related prospectus supplement).

In the event that the trustee liquidates the collateral in connection with an event of default involving a default in the payment of principal of or interest on the notes, the trustee will have a prior lien on the proceeds of any such liquidation for unpaid fees and expenses. As a result, upon the occurrence of such an event of default, the amount available for distribution to the noteholders would be less than would otherwise be the case. However, the trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the related agreements for the benefit of the noteholders after the occurrence of such an event of default.

Except as otherwise specified in the related prospectus supplement, in the event the principal of the notes of a series is declared due and payable, as described above, the holders of any such notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of such discount that is unamortized.

Subject to the provisions of the related agreements relating to the duties of the trustee, in case an event of default occurs with respect to a series of notes, the trustee shall be under no obligation to exercise any of the rights or powers under the related agreements at the request or direction of any of the noteholders, unless such noteholders offer to the trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that might be incurred by it in complying with such request or direction. Subject to such provisions for indemnification and certain limitations contained in the related agreements, the related credit enhancer or the holders of a majority of the then aggregate outstanding amount of the notes, with the consent of the related credit enhancer, if any (or other vote specified in the related prospectus supplement), shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the notes, and the related credit enhancer or the majority noteholders, with the consent of the related credit enhancer, if any (or other vote specified in the related prospectus supplement), may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the indenture that cannot be modified without the waiver or consent of all the outstanding noteholders affected thereby.

The Trustee

The prospectus supplement will identify the trustee for the series. The trustee may have normal banking relationships with the sponsor and its affiliates and with the servicer. In addition, for the purpose of meeting the legal requirements of local jurisdictions, the trustee will have the power to appoint co-trustees or separate trustees of all or any part of the trust fund relating to a series of securities. In the event of such an appointment, all rights, powers, duties and obligations conferred or imposed upon the trustee will be conferred or imposed upon the trustee and each separate trustee or co-trustee jointly, or, in any jurisdiction in which the trustee shall be incompetent or unqualified to perform as trustee, singly upon the separate trustee or co-trustee, which will exercise and perform its rights, powers, duties and obligations solely at the direction of the trustee. The trustee may also appoint agents to perform any of the responsibilities of the trustee, which agents will have any or all of the rights, powers, duties and obligations of the trustee conferred on them by such appointment, although the trustee will continue to be responsible for its duties and obligations under the agreements relating to the series.

Duties of the Trustee

The trustee will not make any representations as to the validity or sufficiency of the agreements relating to the series of securities, the securities or any loan or related documents. If no event of default as defined in the agreements relating to the series has occurred, the trustee is required to perform only those duties specifically required of it under the agreements relating to the series of securities.

The trustee may be held liable for its own negligent action or failure to act, or for its own misconduct. The trustee will not be liable, however, with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the security holders upon an event of default. The trustee is not required to expend or risk its own funds or incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, if repayment of those funds or adequate indemnity against risk is not reasonably assured to it.

Resignation of Trustee

The trustee may, upon written notice to the sponsor, resign at any time, in which event the sponsor will be obligated to use its best efforts to appoint a successor trustee. If no successor trustee has been appointed and has accepted the appointment within 30 days after the resigning trustee has given such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for appointment of a successor trustee. The trustee may also be removed at any time (i) if the trustee ceases to be eligible to continue as such under the agreements relating to the series, (ii) if the trustee becomes insolvent or (iii) by the related credit enhancer or by a majority of security holders, with the consent of the related credit enhancer, if any (or other vote specified in the related prospectus supplement). Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

Amendment of Agreements

Unless otherwise specified in the related prospectus supplement, the agreements relating to the series may be amended by the sponsor, its affiliate, if applicable, the servicer, the trustee with respect to such series, and, if applicable, the indenture trustee with respect to the notes, without notice to or consent of the security holders, but with the consent of the related credit enhancer:

(i) to cure any ambiguity,

(ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or to correct any error,

(iii) to add to the duties of the sponsor, its affiliate, if applicable, the trust fund or the servicer,

(iv) to add any other provisions with respect to matters or questions arising under such agreements or related credit enhancement,

(v) to add or amend any provisions of such agreements as required by a rating agency in order to maintain or improve the rating of the securities, or

(vi) to comply with any requirements imposed by the Internal Revenue Code.

Any such amendment pursuant to clauses (iii), (iv) and (vi) above may not adversely affect in any material respect the interests of any holders of such series, as evidenced by an opinion of counsel. Any such amendment pursuant to clauses (iii), (iv) and (vi) above shall be deemed not to adversely affect in any material respect the interests of any holder if the trustee receives written confirmation from each rating agency identified in the related prospectus supplement that such amendment will not cause such rating agency to reduce the then current rating of the series. The agreements for each series may generally also be amended by the trustee, the servicer (if the rights or duties of the servicer will be affected) and the sponsor and its affiliate, if applicable, (with the consent of the related credit enhancer, if specified in the agreements relating to the series) with respect to such series with the consent of the holders possessing not more than 50% of the aggregate outstanding principal amount of the securities or, if only certain classes are affected by such amendment, more than 50% of the aggregate outstanding principal amount of the securities of each class affected thereby (or other vote specified in the related prospectus supplement), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such agreements or modifying in any manner the rights of holders. No such amendment may (a) reduce the amount or delay the timing of payments on any security without the consent of the security holder; or (b) reduce the aforesaid percentage of the aggregate outstanding principal amount of securities of each class, the holders of which are required to consent to any such amendment without the consent of the holders of 100% of the aggregate outstanding principal amount of each class of securities affected thereby.

Voting Rights

The related prospectus supplement will describe the method of determining allocation of voting rights with respect to a series. One or more classes of a series may have no voting rights, and classes of a series held by the sponsor or an affiliate of the sponsor may have voting rights. In addition, the credit enhancer with respect to a series (or one or more classes of the series) may have voting rights.

Meetings of Holders

No agreement will provide for the holding of any annual or other meeting of security holders.

REMIC Administrator

For any series with respect to which a REMIC election is made, preparation of reports and other administrative duties with respect to the trust fund may be performed by a REMIC administrator, who may be the servicer.

Termination

Certificates. The obligations created by the pooling and servicing agreement for a series of certificates will terminate upon the distribution to holders of all amounts distributable to them pursuant to such pooling and servicing agreement or after the earlier of (i) the later of (a) the final payment or other liquidation of the last loan remaining in the trust fund for such series and (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure or repossession in respect of any loan or (ii) the purchase, as described below, by the servicer, the sponsor or other party specified in the related prospectus supplement from the trust fund for such series of all loans and other property at that time subject to such pooling and servicing agreement. The pooling and servicing agreement for each series may permit, but generally does not require, the servicer, the sponsor or other party to purchase from the trust fund for such series all remaining loans and properties at a price equal to, unless otherwise specified in the related prospectus supplement, the aggregate unpaid principal balance of such loans plus, with respect to any property acquired in respect of a loan, the outstanding principal balance of the related loan at the time of foreclosure, plus any unpaid costs and damages incurred by the trust in connection with any violation of any predatory or abusive lending law plus accrued interest at the weighted average interest rate on the related loans through the last day of the month in which such purchase occurs, subject to certain adjustments if the servicer is the purchaser. If an election is made for treatment as a REMIC under the Internal Revenue Code, the purchase price may equal the greater of (a) 100% of the aggregate principal balance of such loans, plus accrued interest thereon at the applicable interest rates on the loans through the last day of the month of such purchase and (b) the aggregate fair market value of such loans plus the fair market value of any property acquired in respect of a loan and remaining in the trust fund. The exercise of such purchase option will effect early retirement of the securities, but such party’s right to purchase the loans and properties from the trust fund generally will be subject to the aggregate outstanding balance of the securities at the time of such purchase being less than a fixed percentage, to be set forth in the related prospectus supplement, of the aggregate principal balance of the securities as of a specified date. In no event, however, will the trust created by a pooling and servicing agreement continue beyond the expiration of 21 years from the death of the last survivor of certain persons identified therein. For each series, the servicer or the trustee, as applicable, will give written notice of termination of the pooling and servicing agreement to each holder, and the final distribution will be made only upon surrender and cancellation of the securities at an office or agency specified in the notice of termination. The sponsor, the servicer or other party specified in the related prospectus supplement may effect an optional termination of the trust fund under certain circumstances. See “Description of the Securities—Optional Redemption; Mandatory Redemption.”

Notes. The related trust fund will be discharged from any and all obligations in respect of the notes of a series (except with respect to certain continuing rights and obligations specified in the indenture) upon the delivery to the trustee for cancellation of all the notes or, with certain limitations, upon deposit with the trustee of funds sufficient for the payment in full of all of the notes.

In addition to such discharge, the related indenture will provide that, if so specified with respect to the notes of any series, the related trust fund will be discharged from any and all obligations in respect of the notes of such series (except for certain obligations relating to temporary notes and exchange of notes, to register the transfer of or exchange notes of such series, to replace stolen, lost or mutilated notes of such series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States of America that through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay the principal and final installment of interest on the notes of such series on the final scheduled distribution date for such notes and any other installment of interest on such notes in accordance with the terms of the indenture and the notes of such series. In the event of any such defeasance and discharge of notes of such series, holders of notes of such series would be able to look only to such money and/or direct obligations for payment of principal and interest, if any, on their notes.

Yield and Maturity Considerations

The yield to maturity of a security will depend on the price paid by the purchaser for such security, the interest rate on such security (which interest rate may vary if so specified in the related prospectus supplement), the rate of payment of principal on such security (or the rate at which the notional amount thereof is reduced if such security is not entitled to payments of principal or receives payments based on a notional amount schedule) and other factors.

In general, if a class of securities is purchased at initial issuance at a premium and payments of principal on the related loans occur at a rate faster than anticipated at the time of purchase, the purchaser’s actual yield to maturity will be lower than that assumed at the time of purchase. In addition, if a class of securities is purchased at initial issuance at a discount and payments of principal on the related loans occur at a rate slower than that assumed at the time of purchase, the purchaser’s actual yield to maturity will be lower than that originally anticipated. The effect of principal prepayments, liquidations and purchases of loans from the trust fund on yield will be particularly significant in the case of a series of securities having a class entitled to payments of interest-only or to payments of interest that are disproportionately high relative to the principal payments to which such class is entitled. Such a class will likely be sold at a substantial premium to its principal balance, if any, and any faster than anticipated rate of prepayments will adversely affect the yield to holders thereof. In certain circumstances, rapid prepayments may result in the failure of such holders to recoup their original investment. In addition, the yield to maturity on certain other types of classes of securities may be relatively more sensitive to the rate of prepayment on the related loans than other classes of securities.

The timing of changes in the rate of principal payments on or purchases of the loans may significantly affect an investor’s actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with an investor’s expectation. In general, the earlier a prepayment of principal on the underlying loans or a purchase thereof, the greater will be the effect on an investor’s yield to maturity. As a result, the effect on an investor’s yield of principal payments and purchases occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of a series of securities would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments or purchases.

When a full prepayment is made on a loan, the borrower is charged interest on the principal amount of the loan so prepaid for the number of days in the month actually elapsed up to the date of the prepayment, at a daily rate determined by dividing the loan rate by a number of days (generally 360 or 365) specified in the related loan agreement. A series of securities may provide that the servicer is obligated to deposit into the distribution account, for distribution to holders of the series, an amount, not to exceed the servicer’s aggregate servicing fee for such series for the related month, equal to the difference between (a) a full months’ interest (net of the servicing fee) on a loan that has prepaid in full and (b) the amount of interest actually paid with such prepayment in full. See “Servicing of Loans—Servicing Compensation and Payment of Expenses.” To the extent the servicer is not obligated to deposit the full amount of such difference, the effect of prepayments in full may be to reduce the amount of interest paid on the applicable distribution date to security holders entitled to payments of interest because interest on the principal amount of any loan so prepaid will be paid only to the date of prepayment. A partial prepayment of principal is applied so as to reduce the outstanding principal balance of the related loan as of the first day of the month in which such partial prepayment is received. As a result, the effect of a partial prepayment on a loan may be to reduce the amount of interest paid to security holders on the distribution date. Full and partial principal prepayments will be distributed to the security holders as described in the related prospectus supplement.

A number of factors affect principal prepayment rates, including homeowner mobility, economic conditions, market interest rates, the availability of mortgage funds and the enforceability of due-on-sale clauses. Many loans will contain due-on-sale provisions permitting the mortgagee to accelerate the maturity of the loan upon sale or certain transfers by the borrower of the underlying property. The servicer will generally enforce any due-on-sale clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying property and prior to the time of such conveyance unless it reasonably believes that such clause is not enforceable under applicable law or if the enforcement of such clause would result in loss of coverage under any primary mortgage insurance policy. The extent to which the loans are assumed by purchasers of the properties rather than prepaid by the related borrowers in connection with the sales of the properties may affect the yield of the related series of securities.

The yield on the securities also will be affected by liquidations of loans following borrower defaults and by purchases of loans required by the agreements relating to the series in the event of breaches of representations and warranties made in respect of such mortgage loans by the sponsor or other entity, or if provided in the related prospectus supplement, purchases due to conversions of adjustable-rate loans to a fixed interest rate. See “Descriptions of the Securities.” Under certain circumstances, the servicer, the sponsor or other party specified in the related prospectus supplement may have the option to purchase the loans in a trust fund. See “Description of the Securities—Optional Redemption; Mandatory Redemption.”

In general, if prevailing interest rates fall significantly below the interest rates on fixed-rate loans, such loans are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the interest rate on such loans. If prevailing interest rates rise appreciably above the interest rates on fixed-rate loans, such loans are likely to experience a lower prepayment rate than if prevailing rates remain at or below the interest rates on such loans.

Although the loan rates on adjustable-rate loans may be subject to periodic adjustments, such adjustments will generally be based on an index (which may not rise and fall consistently with interest rates generally) plus the related margin (which may be different from margins being used at the time for newly originated adjustable-rate loans). As a result, the loan rates on the adjustable-rate loans in a trust fund at any time may not equal the prevailing rates for similar, newly originated adjustable-rate loans. In certain rate environments, the prevailing rates on fixed-rate loans may be low in relation to the then-current interest rates on adjustable-rate loans. In either such event the rate of prepayment may increase as a result of refinancings.

In addition, and as may be described in the related prospectus supplement, the agreements relating to a series of securities may provide that all or a portion of collected principal from loans in a trust fund may be retained by the trustee (and held in certain temporary investments) for a specified period prior to being used to fund payments of principal to security holders. The result of such retention and temporary investment by the trustee of such principal would be to slow the amortization rate of the related securities relative to the amortization rate of the related loans, or to attempt to match the amortization rate of the related securities to an amortization schedule established at the time such securities are issued. Any such feature applicable to any securities may terminate upon the occurrence of events to be described in the related prospectus supplement, resulting in the current funding of principal payments to the related holders and an acceleration of the amortization of such securities.

There can be no assurance as to the rate of prepayment of the loans. The general view with respect to prepayments on loans is that while some loans may remain outstanding until their stated maturities, a substantial number will be paid prior to their respective stated maturities.

The effective yield to maturity to each holder of fixed-rate securities entitled to payments of interest may be below that otherwise produced by the applicable interest rate and purchase price of such security because, if specified in the related prospectus supplement, interest on the security may accrue for a period of a month, quarter or semi-annual period while the payment of such interest to the security holders may be made on a specified day (for example, the twenty-fifth day) of the month (or, in the case of quarterly pay securities, the twenty-fifth day of every third month, or, in the case of semiannual pay securities, the twenty-fifth day of every sixth month) following the accrual period.

The loan rates on certain adjustable-rate loans that provide for negative amortization in specified circumstances adjust monthly while payment schedules may adjust less frequently. During a period of rising interest rates as well as immediately after origination (if the accrual rate is higher than the initial rate used to set the minimum monthly payment) the amount of interest accruing on the principal balance of such loans may exceed the amount of the minimum scheduled monthly payment thereon. As a result, a portion of the accrued interest on negatively amortizing loans may become deferred interest that will be added to the principal balance thereof and will bear interest at the applicable loan rate. The addition of any such deferred interest to the principal balance may lengthen the weighted average life of the securities evidencing interests in such loans and may adversely affect yield to holders thereof depending upon the price at which such securities were purchased and the terms of the securities. In addition, with respect to certain adjustable rate loans during a period of declining interest rates, each minimum scheduled monthly payment on such a loan may exceed the amount of scheduled principal and accrued interest on the principal balance thereof, and since such excess will be applied to reduce such principal balance, the weighted average life of such securities will be reduced and may adversely affect yield to holders thereof depending upon the price at which such securities were purchased.

The recording of mortgages in the name of MERS is a new practice in the mortgage lending industry. While it is expected that the servicer would be able to commence foreclosure proceedings on the mortgaged properties when necessary and appropriate, public recording officers and others, however, may have limited, if any, experience with lenders seeking to foreclose mortgages, assignments of which are registered with MERS. Accordingly, delays and additional costs in commencing, prosecuting and completing foreclosure proceedings, defending litigation commenced by third parties and conducting foreclosures sales of the mortgaged properties could result. Those delays and additional costs could in turn delay the distribution of liquidation proceeds to the security holders and increase the amount of realized losses on the mortgage loans. In addition, if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS® System, it becomes necessary to remove any mortgage loan from registration on the MERS® System and to arrange for the assignment of the related mortgages to the trustee or a custodian, then any related expenses shall be reimbursable by the trust to the servicer, which will reduce the amount available to pay principal of and interest on the outstanding class or classes of a series with the lowest payment priorities.

Legal Aspects of Loans

The following discussion contains summaries of legal aspects of mortgage loans, home improvement installment sales contracts and home improvement installment loan agreements that are general in nature. Because these legal aspects may be governed in part by state law (which may differ substantially from state to state), the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all states in which the collateral securing the loans is situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the loans.

Mortgages

The mortgage loans, home equity loans and certain home improvement installment loans included in the trust fund for a series will be secured by either mortgages or deeds of trust or deeds to secure debt (such mortgage loans and home improvement contracts are hereinafter referred to in this section as “mortgage loans”), depending upon the prevailing practice in the state in which the property subject to a mortgage loan is located. In some states, the filing of a mortgage, deed of trust or deed to secure debt creates a lien upon the real property encumbered by such instrument. In other states, the mortgage, deed of trust or deed to secure debt conveys legal title to the property subject to a condition subsequent (i.e., the payment of the indebtedness secured thereby). A mortgage, deed of trust or deed to secure debt is not prior to the lien for real estate taxes and assessments or other charges imposed under governmental police powers and may also be junior to other liens pursuant to the laws of the jurisdiction in which the mortgaged property is located. The priority of any mortgage, deed of trust or deed to secure debt recorded against a property depends on its terms, the knowledge of the parties to the instrument and generally on the order of recordation of the instrument with the appropriate state, county or municipal office. There are two parties to a mortgage, the mortgagor, who is the borrower/property owner or the land trustee (as described below), and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the property is held by a land trustee under a land trust agreement of which the borrower/property owner is the beneficiary; at origination of a mortgage loan, the borrower executes a separate undertaking to make payments on the mortgage note. Although a deed of trust is similar to a mortgage, a deed of trust transaction normally has three parties, the trustor, who is the borrower/property owner; the beneficiary, who is the lender, and the trustee, a third party. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. The mortgagee’s authority under a mortgage and the trustee’s authority under a deed of trust are governed by the law of the state in which the real property is located, the express provisions of the mortgage or deed of trust, and, in some cases, in deed of trust transactions, the directions of the beneficiary.

Foreclosure on Mortgages and Deeds of Trust. Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary parties defendant. When the mortgagee’s right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming and expensive. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by nonjudicial power of sale.

Foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee’s sale under a specific provision in the deed of trust that authorizes the trustee to sell the property upon any default by the borrower under the terms of the note or deed of trust. In certain states, such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, in addition to any notice requirements contained in a deed of trust to secure debt, the trustee must record a notice of default and send a copy to the borrower/trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee in some states must prior to a sale provide notice to any other person having an interest in the real property, including any junior lienholders. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property.

An action to foreclose a mortgage is an action to recover the mortgage debt by enforcing the mortgagee’s rights under the mortgage. It is regulated by statutes and rules and subject throughout to the court’s equitable powers. Generally, a mortgagor is bound by the terms of the related mortgage note and the mortgage as made and cannot be relieved from a default if the mortgagee has exercised its rights in a commercially reasonable manner. However, since a foreclosure action historically was equitable in nature, the court may exercise equitable powers to relieve a mortgagor of a default and deny the mortgagee foreclosure on proof that either the mortgagor’s default was neither willful nor in bad faith or the mortgagee’s action established a waiver, fraud, bad faith, or oppressive or unconscionable conduct such as to warrant a court of equity to refuse affirmative relief to the mortgagee. Under certain circumstances a court of equity may relieve the mortgagor from an entirely technical default where such default was not willful.

A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses or counter claims are interposed, sometimes requiring up to several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties’ intent, if a court determines that the sale was for less than fair consideration and such sale occurred while the mortgagor was insolvent and within one year of the filing of bankruptcy (or within the state statute of limitations if the party challenging the foreclosure sale elects to proceed under state fraudulent conveyance law). Similarly, a suit against the debtor on the related mortgage note may take several years and, generally, is a remedy alternative to foreclosure, the mortgagee being precluded from pursuing both at the same time.

In the case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty potential third-party purchasers at the sale would have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is not likely for a third party to purchase the property at a foreclosure sale. Rather, it is more likely for the lender to purchase the property from the trustee or referee for an amount that may be less than or equal to the unpaid principal amount of the mortgage note secured by the mortgage or deed of trust plus accrued and unpaid interest and the expenses of foreclosure, in which event the mortgagor’s debt will be extinguished unless the lender purchases for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment if such remedy is available under state law and the related loan documents. In some states there is a statutory minimum purchase price that the lender may offer for the property and in most cases state law controls the amount of foreclosure costs and expenses, including attorneys’ fees, that may be recovered by a lender. Thereafter, subject to the right of the borrower if such remedy is available under state law and the related loan documents to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance, paying taxes and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker’s commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender’s investment in the property. Any such loss may be reduced by the receipt of any mortgage guaranty insurance proceeds.

Rights of Redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the trustor or mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. The right of redemption should be distinguished from the equity of redemption, which is a non-statutory right that must be exercised prior to the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently the practical effect of a right of redemption is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem property after a trustee’s sale under a deed of trust.

Junior Mortgages; Rights of Senior Mortgages and Deeds of Trust. The mortgage loans included in the trust fund for a series will be secured by mortgages, deeds of trust or deeds to secure debt that may be second or more junior mortgages, deeds of trust or deeds to secure debt to other mortgages, deeds of trust or deeds to secure debt held by other lenders or institutional investors. The rights of the trust fund (and therefore the security holders), as junior lien holder, are subordinate to those of the senior lien holder, including the prior rights of any senior lien holder to receive hazard insurance and condemnation proceeds and to cause the property securing the mortgage loan to be sold upon default of the borrower, thereby extinguishing the junior mortgagee’s or junior beneficiary’s lien unless the junior lien holder asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior loan. A junior mortgagee or beneficiary may satisfy a defaulted senior loan in full and, in some states, may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default on the senior liens or liens is required to be given to a junior mortgagee or beneficiary.

The standard form of the mortgage or similar instrument used by most institutional lenders confers on the mortgagee or beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation or eminent domain proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage, in such order as the mortgagee or beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation or eminent domain, the mortgagee or beneficiary under any senior lien on the property will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation or eminent domain and to apply the same to the indebtedness secured by the senior liens. Proceeds in excess of the amount of senior indebtedness, in most cases, may be applied to the indebtedness secured by a junior lien.

Another provision sometimes found in the form of the mortgage, deed of trust or deed to secure debt used by institutional lenders obligates the borrower to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property that are prior to the mortgage, deed of trust or deed to secure debt, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the lien holder. Upon a failure of the borrower to perform any of these obligations, the mortgagee or beneficiary is given the right under certain mortgages, deeds of trust and deeds to secure debt to perform the obligation itself, at its election, with the borrower agreeing to reimburse the mortgagee or beneficiary for any sums expended by the mortgagee or beneficiary on behalf of the borrower. All sums so expended by the mortgagee or beneficiary become part of the indebtedness secured by the mortgage and can increase the amount of the obligations secured by the senior lien with prior right to payment over a junior lien.

Anti-Deficiency Legislation and Other Limitations on Lenders. Certain states have imposed statutory prohibitions that limit the remedies of a beneficiary under a deed of trust or deed to secure debt or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust or deed to secure debt. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or deed to secure debt or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower. Finally, in certain other states, other statutory provisions limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

In addition to laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including the federal bankruptcy laws, the federal Soldiers’ and Sailors’ Civil Relief Act, and state laws affording relief to debtors, may interfere with or affect the ability of the mortgagor or beneficiary to realize upon collateral and/or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, the filing of a petition acts as a stay against the enforcement of remedies for collection of a debt. Moreover, a court with federal bankruptcy jurisdiction may permit a debtor through a rehabilitative plan to cure a monetary default with respect to a loan on a debtor’s residence by paying arrearages within a reasonable time period and reinstating the original loan payment schedule even though the lender accelerated the loan and final judgment of foreclosure had been entered in state court (provided no sale of the property has yet occurred) prior to the commencement of the bankruptcy. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a loan default by permitting the borrower to pay arrearages over a number of years.

Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan may be modified. These courts have allowed modifications, including reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, forgiving all or a portion of the debt and reducing the lender’s security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan.

Under the federal Bankruptcy Code, once the bankruptcy case has commenced, the lender is precluded from foreclosing or seeking other remedies against the borrower or the borrower’s property without authorization from the bankruptcy court. The lender’s lien may be transferred to other collateral and/or be limited in amount to the value of the lender’s interest in the collateral as of the date of the bankruptcy. The loan term may be extended, the interest rate may be adjusted to market rates and the priority of the loan may be subordinated to bankruptcy court-approved financing. The bankruptcy court can, in effect, invalidate due-on-sale clauses through plans of reorganization.

The Bankruptcy Code provides priority to certain tax liens over the lender’s security. This may delay or interfere with the enforcement of rights in respect of a defaulted loan.

In addition, certain consumer protection laws may affect the enforcement of the loans. See “Legal Aspects of the Loans—Consumer Protection Laws.”

Enforceability of Certain Provisions. Some of the loans will contain due-on-sale clauses. These clauses permit the lender to accelerate the maturity of the mortgage loan if the borrower sells, transfers or conveys the property without the consent of the lender. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases the enforceability of these clauses has been limited or denied. However, the Garn-St Germain Depository Institutions Act of 1982 preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to limited exceptions. In addition, OTS regulations that are applicable may preempt state law prohibitions on the enforceability of due-on-sale clauses for those mortgage loans originated by the sponsor. The Garn-St Germain Act does “encourage” lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

The Garn-St Germain Act also sets forth nine specific instances in which a lender covered by the Garn-St Germain Act may not exercise a due-on-sale clause, regardless of the fact that a transfer of the property may have occurred. These include intra-family transfers, certain transfers by operation of law, leases of fewer than three years and the creation of a junior encumbrance. Regulations promulgated under the Garn-St Germain Act also prohibit the imposition of a prepayment penalty on the acceleration of a loan under a due-on-sale clause.

The inability to enforce a due-on-sale clause may result in a loan bearing an interest rate below the current market rate being assumed by the new owner of the home rather than being prepaid in full, which may have an impact on the average life of the loans in a trust fund and the number of such loans that may be outstanding until maturity.

In connection with lenders’ attempts to realize on their security, courts have imposed general equitable principles. These equitable principles are generally designed to relieve the borrower from the legal effect of its defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower’s default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage instrument is not monetary, such as the borrower failing to adequately maintain the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under deeds of trust or mortgages receive notices in addition to the statutorily prescribed minimum. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust, or under a mortgage having a power of sale, does not involve sufficient state action to afford constitutional protections to the borrower.

Applicability of Usury Laws. Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders. The statute authorized any state to reimpose limitations on interest rates and finance charges by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. Fifteen states adopted this type of limitation prior to the April 1, 1983 deadline. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V.

The sponsor will represent that each loan was originated in compliance with the applicable state laws, including usury laws, in all material respects. However, the loan rates on the loans will be subject to applicable usury laws as in effect from time to time.

Consumer Protection Laws

Several federal and state consumer protection laws impose substantive requirements upon lenders in connection with the origination, servicing and enforcement of loans secured by one-to four-family residential properties. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act, Fair Housing Act, Home Equity Loan Consumer Protection Act, Riegle Act and related regulations. In particular, Regulation Z under the Truth in Lending Act requires particular disclosures to borrowers about the loan terms; the Equal Credit Opportunity Act and its Regulation B prohibit discrimination in the extension of credit on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act; and the Fair Credit Reporting Act regulates the use and reporting of information related to the borrower’s credit experience.

Depending on the provisions of an applicable law and the specific facts and circumstances involved, violations of applicable laws, policies and principles may limit the ability of the servicer to collect all or part of the principal of or interest on the loans and may entitle the borrower to a refund of amounts previously paid. In addition, such violations could subject the sponsor and other originators of the loans, and in some cases their assignees (such as the trust fund), and the servicer to damages and administrative sanctions.

Default Interest and Limitations on Prepayments

Mortgages and deeds of trust may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments on the borrower’s payment of prepayment fees or yield maintenance penalties. In some states, there are or may be specific limitations on the late charges which a lender may collect from a borrower for delinquent payments. Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Such regulations also prohibit the imposition of a prepayment penalty or equivalent fee for or in connection with the acceleration of a loan by exercise of a due-on-sale clause. In addition, the enforceability of provisions that provide for prepayment fees or penalties on an involuntary prepayment is unclear under the laws of many states. A mortgagee or beneficiary to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or deed of trust or an instrument assigning the existing mortgage or deed of trust to the borrower. The absence of a restraint on prepayment, particularly for loans having higher loan rates, may increase the likelihood of prepayment of the loans. However, the regulations of the OTS may preempt such state laws limiting the enforceability of prepayment fees or penalties on the loans originated by the sponsor or its affiliates.

Forfeitures in Drug and RICO Proceedings

Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations statute can be seized by the government if the property was used in, or purchased with the proceeds of, those crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984, the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties “known to have an alleged interest in the property,” including the holders of a mortgage or deed of trust.

A lender may avoid forfeiture of its interest in the property if it establishes that:

•	its mortgage or deed of trust was executed and recorded before the commission of the crime on which the forfeiture is based; or

•	the lender was, at the time of execution of the mortgage or deed of trust, “reasonably without cause to believe” that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

Environmental Legislation

Under the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, and under state law in some states, a secured party that takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property may become liable in some circumstances for the costs of cleaning up hazardous substances regardless of whether they have contaminated the property. CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties, including current owners and operators of the property who did not cause or contribute to the contamination. Furthermore, liability under CERCLA is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Lenders may be held liable under CERCLA as owners or operators unless they qualify for the secured creditor exemption to CERCLA. This exemption exempts from the definition of owners and operators those who, without participating in the management of a mortgage property, hold indicia of ownership primarily to protect a security interest in the mortgage property.

The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996, as amended, amended, among other things, the provisions of CERCLA relating to lender liability and the secured creditor exemption. The Conservation Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. For a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the mortgaged property. The Conservation Act provides that “merely having the capacity to influence, or unexercised right to control” operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the borrower’s environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of substantially all operational functions of the mortgaged property. The Conservation Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms.

Other federal and state laws in some circumstances may impose liability on a secured party that takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property on which contaminants other than CERCLA hazardous substances are present, including petroleum, agricultural chemicals, hazardous wastes, asbestos, radon, and lead-based paint. These cleanup costs may be substantial. It is possible that the cleanup costs could become a liability of the trust fund and reduce the amounts otherwise distributable to the security holders. Moreover, some federal statutes and some states by statute impose an environmental lien. All subsequent liens on that property are usually subordinated to an environmental lien and, in some states, even prior recorded liens are subordinated to environmental liens. In the latter states, the security interest of the trustee in a mortgaged property that is subject to an environmental lien could be adversely affected.

Traditionally, many residential mortgage lenders have not taken steps to evaluate whether contaminants are present for any mortgaged property prior to the origination of the loan or prior to foreclosure or accepting a deed-in-lieu of foreclosure. Neither the sponsor nor the servicer nor any affiliate will be required by any agreement to undertake any of these evaluations prior to foreclosure or accepting a deed-in-lieu of foreclosure.

The Home Improvement Contracts

Home improvement contracts that are secured by the home improvements financed rather than the related real property involve the grant to the originator of such contracts of a purchase money security interest in the home improvements to secure all or part of the purchase price of the home improvements and related services. A UCC-1 financing statement generally is not required to be filed to perfect a purchase money security interest in consumer goods. Such purchase money security interests are assignable.

In general, a purchase money security interest provides to the holder a security interest that has priority over a conflicting security interest in the same collateral and the proceeds of such collateral. However, to the extent that the collateral subject to a purchase money security interest becomes a fixture, in order for the related purchase money security interest to take priority over a conflicting interest in the fixture, the holder’s interest in such collateral must generally be perfected by a timely fixture filing or similar filing in the applicable real estate recording office. A purchaser of the real property may acquire the property free of an unfiled security interest, even if that security interest is perfected without filing. In general, under the Uniform Commercial Code, a security interest does not exist under the UCC in ordinary building material incorporated into an improvement on land. Home improvement contracts that finance lumber, bricks, other types of ordinary building material or other goods that are deemed to lose their characterization as goods upon incorporation of such materials into the related property, will not be secured by a purchase money security interest in the home improvement being financed.

Enforcement of Security Interest In Home Improvements. So long as home improvements have not become fixtures subject to real property laws, a creditor can repossess home improvements securing a home improvement contract by voluntary surrender by the debtor, by “self-help” repossession that is peaceful (i.e., without breach of the peace) or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of such a home improvement contract must give the debtor up to 30 days’ notice, depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and other specified parties and commercial reasonableness in effecting such a sale. The laws in most states also require that the debtor be given notice of any sale prior to resale of the related property so that the debtor may redeem it at or before such resale. Failure to pursue available remedies in a commercially reasonable manner and otherwise in compliance with applicable law will generally result in the loss of the lender’s right to pursue a deficiency judgment against the borrower.

Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency following repossession and resale of the property securing the debtor’s loan. However, as described with respect to the mortgage loans, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting borrower would have no assets with which to pay a judgment.

Certain other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

Consumer Protection Laws. The so-called “holder-in-due-course” rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract, if such transferor is the seller of the goods that gave rise to the transaction (and certain related lenders and assignees), to transfer such contract free of claims by the debtor thereunder. The effect of the rule is to subject the assignee of such a contract to all claims and defenses that the debtor could assert against the seller of goods. Liability under this rule is limited to amounts paid under a contract; however, the borrower also may be able to assert the rule to offset remaining amounts due as a defense against a claim brought by the assignee against such borrower. Numerous other federal and state consumer protection laws impose requirements applicable to the home improvement contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related contract.

Applicability of Usury Laws. Title V provides that, subject to certain conditions, state usury limitations shall not apply to any contract that is secured by a first lien on certain kinds of consumer goods. In the case of home improvement contracts secured by home improvements that have not become fixtures, such conditions include, among other things, restrictions on prepayment fees, late charges and deferral fees and a 30-day notice period prior to instituting any action leading to repossession of the related unit.

Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V.

Installment Sales Contracts

The loans may also consist of installment sales contracts. Under an installment sales contract, the seller retains legal title to the property and enters into an agreement with the purchaser for the payment of the purchase price, plus interest, over the term of such contract. Only after full performance by the purchaser of the contract is the seller obligated to convey title to the property to the purchaser. As with mortgage or deed of trust financing, during the term of the installment sales contract, the purchaser is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

The method of enforcing the rights of the seller under an installment sales contract varies on a state-by-state basis depending upon the extent to which state courts are willing, or able pursuant to state statute, to enforce the contract strictly according to the terms. The terms of installment sales contracts generally provide that upon a default by the purchaser, the purchaser loses his or her right to occupy the property, the entire indebtedness is accelerated, and the purchaser’s equitable interest in the property is forfeited.

The seller in such a situation does not have to foreclose in order to obtain title to the property, although in some cases, a quiet title action is in order if the purchaser has filed the installment sales contract in local land records, and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of a purchaser default during the early years of an installment sales contract, the courts will permit ejectment of the purchaser and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting purchasers under installment sales contracts from the harsh consequences of forfeiture. Under such statutes, a judicial or nonjudicial foreclosure may be required, the seller may be required to give notice of default, the purchaser may be granted some grace period during which the installment sales contract may be reinstated upon full payment of the default amount, and the purchaser may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a purchaser with significant investment in the property under an installment sales contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, generally speaking, the seller’s procedures for obtaining possession and clear title under an installment sales contract in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a property subject to one or more liens.

Soldiers’ and Sailors’ Civil Relief Act of 1940

Under the Soldiers’ and Sailors’ Civil Relief Act of 1940, members of all branches of the military on active duty, including draftees and reservists in military service, (1) are entitled to have interest rates reduced and capped at 6% per annum, on obligations (including loans similar in nature to the loans in the trust fund) incurred prior to the commencement of military service for the duration of military service, (2) may be entitled to a stay of proceedings on any kind of foreclosure or repossession action in the case of defaults on those obligations entered into prior to military service for the duration of military service and (3) may have the maturity of the obligations incurred prior to military service extended, the payments lowered and the payment schedule readjusted for a period of time after the completion of military service. However, the benefits of (1), (2), or (3) above are subject to challenge by creditors and if, in the opinion of the court, the ability of a person to comply with the obligations is not materially impaired by military service, the court may apply equitable principles accordingly. If a borrower’s obligation to repay amounts otherwise due on a loan included in a trust fund for a series is relieved under the Soldiers’ and Sailors’ Civil Relief Act of 1940, none of the trust fund, the servicer, the sponsor nor the trustee will be required to advance the amounts, and any loss in respect thereof may reduce the amounts available to be paid to the holders of the securities of that series. Similar state laws may limit the ability of the servicer to collect full amounts of interest on these loans or to realize on the mortgaged property.

The Sponsor and the Servicer

Chevy Chase Bank, F.S.B. is a federally chartered and federally insured stock savings bank. Chevy Chase’s home office is located at 7926 Jones Branch Drive, McLean, Virginia 22102, and its executive offices are located at 7501 Wisconsin Avenue, Bethesda, Maryland 20814. Chevy Chase’s telephone number is (301) 986-7000. Chevy Chase is subject to comprehensive regulation, examination and supervision by the OTS and the FDIC. Deposits at Chevy Chase are fully insured up to $100,000 per insured depositor by the Savings Association Insurance Fund, which is administered by the FDIC.

Use of Proceeds

The sponsor will use all or substantially all of the net proceeds from the sale of each series of securities for one or more of the following purposes: (i) to originate or purchase the related loans, (ii) to repay indebtedness that has been incurred to obtain funds to originate or acquire such loans, (iii) to establish any reserve funds described in the related prospectus supplement, (iv) to pay costs of structuring and issuing such securities, including the costs of obtaining credit enhancement, if any, and (v) for its general corporate purposes.

Material Federal Income Tax Consequences

The following is a general discussion of the material anticipated federal income tax consequences to investors of the purchase, ownership and disposition of the securities offered hereby. The discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors are urged to consult their own tax advisors in determining the particular federal, state, local and other tax consequences to them of the purchase, ownership and disposition of the securities. References in this section to “sections” and the “code” refer to the Internal Revenue Code of 1986, as amended.

The following discussion addresses securities of five general types:

•	securities representing interests in a grantor trust which the sponsor will covenant not to elect to have treated as a REMIC or a FASIT;

•	securities representing interests in a trust, or a portion thereof, which the sponsor will covenant to elect to have treated as a REMIC under sections 860A through 860G;

•	securities that are intended to be treated for federal income tax purposes as indebtedness secured by the underlying loans;

•	securities representing interests in a trust that is intended to be treated as a partnership under the code; and

•	securities representing interests in a trust, or portion thereof, which the sponsor will covenant to elect to have treated as a FASIT under sections 860H through 860L.

The prospectus supplement for each series of securities will indicate whether a REMIC or FASIT election (or elections) will be made for the related trust and, if a REMIC or FASIT election is to be made, will identify all “regular interests” and “residual interests” in the REMIC or all “regular interests,” “high-yield interests” or the “ownership interest” in the FASIT.

Grantor Trust Securities

With respect to each series of grantor trust securities, Dewey Ballantine LLP, Alston & Bird LLP or other special tax counsel to the sponsor, will deliver its opinion to the sponsor that the related grantor trust will be classified as a grantor trust and not as a partnership or an association taxable as a corporation. The opinion shall be attached on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of the securities or filed with the Securities and Exchange Commission as a post-effective amendment to the prospectus. Accordingly, each beneficial owner of a grantor trust security will generally be treated as the owner of an interest in the loans included in the grantor trust.

For purposes of the following discussion, a grantor trust security representing an undivided equitable ownership interest in the principal of the loans constituting the related grantor trust, together with interest thereon at a pass-through rate, will be referred to as a “grantor trust fractional interest security.” A grantor trust security representing ownership of all or a portion of the difference between interest paid on the loans constituting the related grantor trust and interest paid to the beneficial owners of grantor trust fractional interest securities issued with respect to the grantor trust will be referred to as a “grantor trust strip security.” The pass-through rate is the gross rate of interest payable on the loans constituting the grantor trust reduced by any servicing fees and related expenses and further reduced by amounts payable to the beneficial owners of any grantor trust strip securities.

Taxation of Beneficial Owners of Grantor Trust Securities

Beneficial owners of grantor trust fractional interest securities generally will be required to report on their federal income tax returns their respective shares of the income from the loans (including amounts used to pay reasonable servicing fees and other expenses but excluding amounts payable to beneficial owners of any corresponding grantor trust strip securities) and, subject to the limitations described below, will be entitled to deduct their shares of any reasonable servicing fees and other expenses. If a beneficial owner acquires a grantor trust fractional interest security for an amount that differs from its outstanding principal amount, the amount includible in income on a grantor trust fractional interest security may differ from the amount of interest distributable thereon. See “Material Federal Income Tax Consequences—Discount and Premium,” Individuals holding a grantor trust fractional interest security directly or through pass-through entities will be allowed a deduction for reasonable servicing fees and expenses only to the extent that the aggregate of the beneficial owner’s miscellaneous itemized deductions exceeds 2% of the beneficial owner’s adjusted gross income. Further, beneficial owners (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining alternative minimum taxable income.

Beneficial owners of grantor trust strip securities generally will be required to treat the securities as “stripped coupons” under section 1286. Accordingly, that beneficial owner will be required to treat the excess of the total amount of payments on the security over the amount paid for the security as original issue discount and to include the discount in income as it accrues over the life of the security. See “Material Federal Income Tax Consequences—Discount and Premium.”

Grantor trust fractional interest securities may also be subject to the coupon stripping rules if a class of grantor trust strip securities is issued as part of the same series of securities. The consequences of the application of the coupon stripping rules would appear to be that any discount arising upon the purchase of that security (and perhaps all stated interest thereon) would be classified as original issue discount and includible in the beneficial owner’s income as it accrues (regardless of the beneficial owner’s method of accounting), as described below under “Material Federal Income Tax Consequences—Discount and Premium.” The coupon stripping rules will not apply, however, if (i) the pass-through rate is no more than 100 basis points lower than the gross rate of interest payable on the underlying loans and (ii) the difference between the outstanding principal balance on the security and the amount paid for the security is less than 0.25% of the principal balance times the weighted average remaining maturity of the security.

Sales of Grantor Trust Securities

Any gain or loss recognized on the sale of a grantor trust security (equal to the difference between the amount realized on the sale and the adjusted basis of the grantor trust security) will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income, and in the case of banks and other financial institutions except as provided under section 582(c). The adjusted basis of a grantor trust security will generally equal its cost, increased by any income reported by the seller (including original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions of principal.

Grantor Trust Reporting

The trustee will furnish to each beneficial owner of a grantor trust fractional interest security with each distribution a statement setting forth the amount of the distribution allocable to principal on the underlying loans and to interest thereon at the related interest rate. In addition, within a reasonable time after the end of each calendar year, based on information provided by the servicer, the trustee will furnish to each beneficial owner during the year any customary factual information that the servicer deems necessary or desirable to enable beneficial owners of grantor trust securities to prepare their tax returns and will furnish comparable information to the Internal Revenue Service (the “IRS”) as and when required to do so by law.

REMIC Securities

If provided in a prospectus supplement, an election will be made to treat a trust as one or more REMICs. With respect to each series of securities for which that election is made, Dewey Ballantine LLP, Alston & Bird LLP or other special tax counsel to the sponsor, will deliver its opinion to the sponsor that, assuming compliance with the related pooling and servicing agreement, the trust will be treated as one or more REMICs for federal income tax purposes. A trust for which a REMIC election is made will be referred to in this prospectus as a “REMIC trust.” The securities of each class will be designated as “regular interests” in the REMIC trust except that a separate class will be designated as the “residual interest” in the REMIC trust. The prospectus supplement for each series of securities will state whether securities of each class will constitute a REMIC regular security or a REMIC residual security. The opinion shall be attached on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of the securities or filed with the Securities and Exchange Commission as a post-effective amendment to the prospectus.

A REMIC trust will not be subject to federal income tax except with respect to income from prohibited transactions and in other instances described below. See “Material Federal Income Tax Consequences—Taxes on a REMIC Trust.” Generally, the total income from the mortgage loans in a REMIC trust will be taxable to the beneficial owners of the securities of that series, as described below.

Regulations issued by the Treasury Department on December 23, 1992 (the “REMIC regulations”) provide some guidance regarding the federal income tax consequences associated with the purchase, ownership and disposition of REMIC securities. While material provisions of the REMIC regulations are discussed below, investors should consult their own tax advisors regarding the possible application of the REMIC regulations in their specific circumstances.

Special Tax Attributes

REMIC regular securities and REMIC residual securities will be “regular or residual interests in a REMIC” within the meaning of section 7701(a)(19)(C)(xi) and “real estate assets” within the meaning of section 856(c)(5)(B). If at any time during a calendar year less than 95% of the assets of a REMIC trust consist of “qualified mortgages” (within the meaning of section 860G(a)(3)) then the portion of the REMIC regular securities and REMIC residual securities that are qualifying assets under those sections during the calendar year may be limited to the portion of the assets of the REMIC trust that are qualified mortgages. Similarly, income on the REMIC regular securities and REMIC residual securities will be treated as “interest on obligations secured by mortgages on real property” within the meaning of section 856(c)(3)(B), subject to the same limitation as described in the preceding sentence. For purposes of applying this limitation, a REMIC trust should be treated as owning the assets represented by the qualified mortgages. The assets of the REMIC trust will include, in addition to the mortgage loans, payments on the mortgage loans held pending distribution on the REMIC regular securities and REMIC residual securities and any reinvestment income thereon. REMIC regular securities and REMIC residual securities held by a financial institution to which section 585, 586 or 593 applies will be treated as evidences of indebtedness for purposes of section 582(c)(1). REMIC regular securities will also be qualified mortgages with respect to other REMICs.

Taxation of Beneficial Owners of REMIC Regular Securities

Except as indicated below in this federal income tax discussion, the REMIC regular securities will be treated for federal income tax purposes as debt instruments issued by the REMIC trust on the settlement date and not as ownership interests in the REMIC trust or its assets. Beneficial owners of REMIC regular securities that otherwise report income under a cash method of accounting will be required to report income with respect to those securities under an accrual method. For additional tax consequences relating to REMIC regular securities purchased at a discount or with premium, see “Material Federal Income Tax Consequences—Discount and Premium”.

Taxation of Beneficial Owners of REMIC Residual Securities

Daily Portions. Except as indicated below, a beneficial owner of a REMIC residual security for a REMIC trust generally will be required to report its daily portion of the taxable income or net loss of the REMIC trust for each day during a calendar quarter that the beneficial owner owned the REMIC residual security. For this purpose, the daily portion shall be determined by allocating to each day in the calendar quarter its ratable portion of the taxable income or net loss of the REMIC trust for the quarter and by allocating the amount so allocated among the beneficial owners of residual securities on that day in accordance with their percentage interests on that day. Any amount included in the gross income or allowed as a loss of any beneficial owner of a residual security by virtue of this paragraph will be treated as ordinary income or loss.

The requirement that each beneficial owner of a REMIC residual security report its daily portion of the taxable income or net loss of the REMIC trust will continue until there are no securities of any class outstanding, even though the beneficial owner of the REMIC residual security may have received full payment of the stated interest and principal on its REMIC residual security.

The trustee will provide to beneficial owners of REMIC residual securities of each series of securities (i) any information as is necessary to enable them to prepare their federal income tax returns and (ii) any reports regarding the securities of the series that may be required under the code.

Taxable Income or Net Loss of a REMIC Trust. The taxable income or net loss of a REMIC trust will be the income from the qualified mortgages it holds and any reinvestment earnings less deductions allowed to the REMIC trust. The taxable income or net loss for a given calendar quarter will be determined in the same manner as for an individual having the calendar year as the taxable year and using the accrual method of accounting, with the following modifications. The first modification is that a deduction will be allowed for accruals of interest (including any original issue discount, but without regard to the investment interest limitation in section 163(d)) on the REMIC regular securities (but not the REMIC residual securities), even though REMIC regular securities are for non-tax purposes evidences of beneficial ownership rather than indebtedness of a REMIC trust. Second, market discount or premium equal to the difference between the total stated principal balances of the qualified mortgages and the basis to the REMIC trust generally will be included in income (in the case of discount) or deductible (in the case of premium) by the REMIC trust as it accrues under a constant yield method, taking into account the “prepayment assumption” (as defined in the prospectus supplement, see “Material Federal Income Tax Consequences—Discount and Premium—Original Issue Discount”). The basis to a REMIC trust in the qualified mortgages is the aggregate of the issue prices of all the REMIC regular securities and REMIC residual securities in the REMIC trust on the settlement date. If, however, a substantial amount of a class of REMIC regular securities or REMIC residual securities has not been sold to the public, then the fair market value of all the REMIC regular securities or REMIC residual securities in that class as of the date of the prospectus supplement should be substituted for the issue price.

Third, no item of income, gain, loss or deduction allocable to a prohibited transaction (see “Material Federal Income Tax Consequences—Taxes on a REMIC Trust—Prohibited Transactions”) will be taken into account. Fourth, a REMIC trust generally may not deduct any item that would not be allowed in calculating the taxable income of a partnership by virtue of section 703(a)(2). Finally, the limitation on miscellaneous itemized deductions imposed on individuals by section 67 will not be applied at the REMIC trust level to any servicing and guaranty fees. (See, however, “Material Federal Income Tax Consequences—Pass-Through of Servicing and Guaranty Fees to Individuals.”) In addition, under the REMIC regulations, any expenses that are incurred in connection with the formation of a REMIC trust and the issuance of the REMIC regular securities and REMIC residual securities are not treated as expenses of the REMIC trust for which a deduction is allowed. If the deductions allowed to a REMIC trust exceed its gross income for a calendar quarter, the excess will be a net loss for the REMIC trust for that calendar quarter. The REMIC regulations also provide that any gain or loss to a REMIC trust from the disposition of any asset, including a qualified mortgage or “permitted investment” (as defined in section 860G(a)(5)) will be treated as ordinary gain or loss.

A beneficial owner of a REMIC residual security may be required to recognize taxable income without being entitled to receive a corresponding amount of cash. This could occur, for example, if the qualified mortgages are considered to be purchased by the REMIC trust at a discount, some or all of the REMIC regular securities are issued at a discount, and the discount included as a result of a prepayment on a mortgage loan that is used to pay principal on the REMIC regular securities exceeds the REMIC trust’s deduction for unaccrued original issue discount relating to the REMIC regular securities. Taxable income may also be greater in earlier years because interest expense deductions, expressed as a percentage of the outstanding principal amount of the REMIC regular securities, may increase over time as the earlier classes of REMIC regular securities are paid, whereas interest income with respect to any given mortgage loan expressed as a percentage of the outstanding principal amount of that mortgage loan, will remain constant over time.

Basis Rules and Distributions. A beneficial owner of a REMIC residual security has an initial basis in its security equal to the amount paid for that REMIC residual security. That basis is increased by amounts included in the income of the beneficial owner and decreased by distributions and by any net loss taken into account with respect to the REMIC residual security. A distribution on a REMIC residual security to a beneficial owner is not included in gross income to the extent it does not exceed the beneficial owner’s basis in the REMIC residual security (adjusted as described above) and, to the extent it exceeds the adjusted basis of the REMIC residual security, shall be treated as gain from the sale of the REMIC residual security. The gain will be a capital gain if the REMIC residual security is a capital asset in the hands of the beneficial owner.

A beneficial owner of a REMIC residual security is not allowed to take into account any net loss for any calendar quarter to the extent that the net loss exceeds the beneficial owner’s adjusted basis in its REMIC residual security as of the close of the calendar quarter (determined without regard to the net loss). Any loss disallowed by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC residual security.

Excess Inclusions. Any excess inclusions with respect to a REMIC residual security are subject to special tax rules. With respect to a beneficial owner of a REMIC residual security, the excess inclusion for any calendar quarter is defined as the excess (if any) of the daily portions of taxable income over the sum of the “daily accruals” for each day during a quarter that the REMIC residual security was held by the beneficial owner. The daily accruals are determined by allocating to each day during a calendar quarter its ratable portion of the product of the “adjusted issue price” of the REMIC residual security at the beginning of the calendar quarter and 120% of the “federal long-term rate” in effect on the settlement date, based on quarterly compounding, and properly adjusted for the length of the quarter. For this purpose, the adjusted issue price of a

REMIC residual security as of the beginning of any calendar quarter is equal to the issue price of the REMIC residual security, increased by the amount of daily accruals for all prior quarters and decreased by any distributions made with respect to the REMIC residual security before the beginning of that quarter. The issue price of a REMIC residual security is the initial offering price to the public (excluding bond houses and brokers) at which a substantial number of the REMIC residual securities was sold. The federal long-term rate is a blend of current yields on Treasury securities having a maturity of more than nine years, computed and published monthly by the IRS.

In general, beneficial owners of REMIC residual securities with excess inclusion income cannot offset that income by losses from other activities. For beneficial owners that are subject to tax only on unrelated business taxable income (as defined in section 512), an excess inclusion of a beneficial owner is treated as unrelated business taxable income. With respect to variable contracts (within the meaning of section 817), a life insurance company cannot adjust its reserve to the extent of any excess inclusion, except as provided in regulations. The REMIC regulations indicate that if a beneficial owner of a REMIC residual security is a member of an affiliated group filing a consolidated income tax return, the taxable income of the affiliated group cannot be less than the sum of the excess inclusions attributable to all residual interests in REMICs held by members of the affiliated group. For a discussion of the effect of excess inclusions on foreign investors that own REMIC residual securities, see “Material Federal Income Tax Consequences—Foreign Investors.”

The Treasury Department also has the authority to issue regulations that would treat all taxable income of a REMIC trust as excess inclusions if the REMIC residual security does not have “significant value.” Although the Treasury Department did not exercise this authority in the REMIC regulations, future regulations may contain this rule. If that rule were adopted, it is unclear how significant value would be determined for these purposes. If no similar rule is applicable, excess inclusions should be calculated as discussed above.

In the case of any REMIC residual securities that are held by a real estate investment trust, the aggregate excess inclusions with respect to REMIC residual securities reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of section 857(b)(2), excluding any net capital gain) will be allocated among the shareholders of that trust in proportion to the dividends received by the shareholders from the trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC residual security as if held directly by the shareholder. Similar rules will apply in the case of regulated investment companies, common trust funds and cooperatives that hold a REMIC residual security.

Pass-Through of Servicing and Guaranty Fees to Individuals. A beneficial owner of a REMIC residual security who is an individual will be required to include in income a share of any servicing and guaranty fees. A deduction for these fees will be allowed to a beneficial owner only to the extent that those fees, along with some of the beneficial owner’s other miscellaneous itemized deductions exceed 2% of the beneficial owner’s adjusted gross income. In addition, a beneficial owner of a REMIC residual security may not be able to deduct any portion of the fees in computing a beneficial owner’s alternative minimum tax liability. A beneficial owner’s share of the fees will generally be determined by (i) allocating the amount of the expenses for each calendar quarter on a pro rata basis to each day in the calendar quarter, and (ii) allocating the daily amount among the beneficial owners in proportion to their respective holdings on that day.

Taxes on a REMIC Trust

Prohibited Transactions. The code imposes a tax on a REMIC equal to 100% of the net income derived from “prohibited transactions.” In general, a prohibited transaction means the disposition of a qualified mortgage other than under specified exceptions, the receipt of investment income from a source other than a mortgage loan or other permitted investments, the receipt of compensation for services, or the disposition of an asset purchased with the payments on the qualified mortgages for temporary investment pending distribution on the regular and residual interests.

Contributions to a REMIC after the Startup Day. The code imposes a tax on a REMIC equal to 100% of the value of any property contributed to the REMIC after the “startup day” (generally the same as the settlement date). Exceptions are provided for cash contributions to a REMIC (i) during the three month period beginning on the startup day, (ii) made to a qualified reserve fund by a beneficial owner of a residual interest, (iii) in the nature of a guarantee, (iv) made to facilitate a qualified liquidation or clean-up call, and (v) as otherwise permitted by Treasury Regulations.

Net Income from Foreclosure Property. The code imposes a tax on a REMIC equal to the highest corporate rate on “net income from foreclosure property.” The terms “foreclosure property” (which includes property acquired by deed in lieu of foreclosure) and “net income from foreclosure property” are defined by reference to the rules applicable to real estate investment trusts. Generally, foreclosure property would be treated as such for a period of three years, with a possible extension. Net income from foreclosure property generally means gain from the sale of foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

Sales of REMIC Securities

Except as provided below, if a REMIC regular or residual security is sold, the seller will recognize gain or loss equal to the difference between the amount realized in the sale and its adjusted basis in the security. The adjusted basis of a REMIC regular security generally will equal the cost of that security to the seller, increased by any original issue discount or market discount included in the seller’s gross income with respect to the security and reduced by distributions on that security previously received by the seller of amounts included in the stated redemption price at maturity and by any premium that has reduced the seller’s interest income with respect to the security. See “Material Federal Income Tax Consequences—Discount and Premium.” The adjusted basis of a REMIC residual security is determined as described above under “Material Federal Income Tax Consequences—Taxation of Beneficial Owners of REMIC Residual Securities—Basis Rules and Distributions.” Except as provided in the following paragraph or under section 582(c), any gain or loss will be capital gain or loss, provided the security is held as a “capital asset” (generally, property held for investment) within the meaning of section 1221.

Gain from the sale of a REMIC regular security that might otherwise be capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of (i) the amount that would have been includible in the income of the beneficial owner of a REMIC regular security had income accrued at a rate equal to 110% of the “applicable federal rate” (generally, an average of current yields on Treasury securities) as of the date of purchase over (ii) the amount actually includible in the beneficial owner’s income. In addition, gain recognized on a sale by a beneficial owner of a REMIC regular security who purchased the security at a market discount would also be taxable as ordinary income in an amount not exceeding the portion of the discount that accrued during the period a security was held by the beneficial owner, reduced by any market discount includible in income under the rules described below under “—Discount and Premium.”

If a beneficial owner of a REMIC residual security sells its REMIC residual security at a loss, the loss will not be recognized if, within six months before or after the sale of the REMIC residual security, the beneficial owner purchases another residual interest in any REMIC or any interest in a taxable mortgage pool (as defined in section 7701(i) ) comparable to a residual interest in a REMIC. That disallowed loss would be allowed upon the sale of the other residual interest (or comparable interest) if the rule referred to in the preceding sentence does not apply to that sale. While this rule may be modified by Treasury Regulations, no such regulations have yet been published.

Transfers of REMIC Residual Securities. Section 860E(e) imposes a substantial tax, payable by the transferor (or, if a transfer is through a broker, nominee, or other middleman as the transferee’s agent, payable by that agent) upon any transfer of a REMIC residual security to a disqualified organization and upon a pass-through entity (including regulated investment companies, real estate investment trusts, common trust funds, partnerships, trusts, estates, cooperatives, and nominees) that owns a REMIC residual security if the pass-through entity has a disqualified organization as a record-holder. For purposes of the preceding sentence, a transfer includes any transfer of record or beneficial ownership, whether by purchase, by default under a secured lending agreement or otherwise.

The term “disqualified organization” includes the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (other than taxable instrumentalities), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas, or any organization (other than a farmers’ cooperative) that is exempt from federal income tax, unless the organization is subject to the tax on unrelated business income. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in the entity are not held by disqualified organizations and (ii) information necessary for the application of the REMIC tax will be made available. Restrictions on the transfer of a REMIC residual security and other provisions that are intended to meet this requirement are described in the related servicing agreement, and will be discussed more fully in the prospectus supplement relating to the offering of any REMIC residual security. In addition, a pass-through entity (including a nominee) that holds a REMIC residual security may be subject to additional taxes if a disqualified organization is a record-holder of an interest in that entity. A transferor of a REMIC residual security (or an agent of a transferee of a REMIC residual security, as the case may be) will be relieved of that tax liability if (i) the transferee furnishes to the transferor (or the transferee’s agent) an affidavit that the transferee, among other things, (a) is not a disqualified organization, (b) is not acquiring the REMIC residual security for the account of a disqualified organization and (c) will not cause income from the REMIC residual security to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the transferee or another U.S. taxpayer, and (ii) the transferor (or the transferee’s agent) does not have actual knowledge that the affidavit is false at the time of the transfer. Similarly, no tax will be imposed on a pass-through entity for a period with respect to which an interest in that entity is owned by a disqualified organization if (i) the record-holder of the interest furnishes to the pass-through entity an affidavit that it is not a disqualified organization, and (ii) during that period, the pass-through entity has no actual knowledge that the affidavit is false.

If an electing large partnership holds a residual certificate, all interests in the electing large partnership are treated as held by disqualified organizations for purposes of the tax imposed upon a pass-through entity by section 860E(e).

Under the REMIC regulations, a transfer of a “noneconomic residual interest” to a U.S. Person (as defined below in “Material Federal Income Tax Consequences—Foreign Investors—Grantor Trust Securities and REMIC Regular Securities”) will be disregarded for all federal tax purposes if a significant purpose of the transfer is to impede the assessment or collection of tax. A REMIC residual security would be treated as constituting a noneconomic residual interest unless, at the time of the transfer, (i) the present value of the expected future distributions on the REMIC residual security is no less than the product of the present value of the “anticipated excess inclusions” with respect to that security and the highest corporate rate of tax for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the applicable REMIC trust in an amount sufficient to satisfy the liability for income tax on any “excess inclusions” at or after the time when the liability accrues. Anticipated excess inclusions are the excess inclusions that are anticipated to be allocated to each calendar quarter (or portion thereof) following the transfer of a REMIC residual security, determined as of the date the security is transferred and based on events that have occurred as of that date and on the prepayment assumption. See “Material Federal Income Tax Consequences—Discount and Premium” and “Material Federal Income Tax Consequences—Taxation of Beneficial Owners of REMIC Residual Securities—Excess Inclusions.”

The REMIC regulations provide that a significant purpose to impede the assessment or collection of tax exists if, at the time of the transfer, a transferor of a REMIC residual security has “improper knowledge” (i.e., the transferor either knew, or should have known, that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC trust). A transferor is presumed not to have improper knowledge if (i) the transferor conducts, at the time of a transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor finds that the transferee has historically paid its debts as they come due and finds no significant evidence to indicate that the transferee will not continue to pay its debts as they come due in the future; and (ii) the transferee makes representations to the transferor in the affidavit relating to disqualified organizations discussed above. Transferors of a REMIC residual security should consult with their own tax advisors for further information regarding the transfers.

Reporting and Other Administrative Matters. For purposes of the administrative provisions, each REMIC trust will be treated as a partnership and the beneficial owners of REMIC residual securities will be treated as partners. The trustee will prepare, sign and file federal income tax returns for each REMIC trust, which returns are subject to audit by the IRS. Moreover, within a reasonable time after the end of each calendar year, the trustee will furnish to each beneficial owner that received a distribution during that year a statement setting forth the portions of any distributions that constitute interest distributions, original issue discount, and any other information required by Treasury Regulations and, with respect to beneficial owners of REMIC residual securities in a REMIC trust, information necessary to compute the daily portions of the taxable income (or net loss) of the REMIC trust for each day during the year. The trustee may also act as the tax matters partner for each REMIC trust, either in its capacity as a beneficial owner of a REMIC residual security or in a fiduciary capacity. Each beneficial owner of a REMIC residual security, by the acceptance of its REMIC residual security, agrees that the trustee will act as its fiduciary in the performance of any duties required of it in the event that it is the tax matters partner.

Each beneficial owner of a REMIC residual security is required to treat items on its return consistently with the treatment on the return of the REMIC trust, unless the beneficial owner either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC trust. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC trust level.

Termination

In general, no special tax consequences will apply to a beneficial owner of a REMIC regular security upon the termination of a REMIC trust by virtue of the final payment or liquidation of the last mortgage loan remaining in the trust fund. If a beneficial owner of a REMIC residual security’s adjusted basis in its REMIC residual security at the time the termination occurs exceeds the amount of cash distributed to the beneficial owner in liquidation of its interest, although the matter is not entirely free from doubt, it would appear that the beneficial owner of the REMIC residual security is entitled to a loss equal to the amount of that excess.

Debt Securities

With respect to each series of debt securities, Dewey Ballantine LLP, Alston & Bird LLP or other special tax counsel to the sponsor, will deliver its opinion to the sponsor that the securities will be classified as debt secured by the related loans. Consequently, the debt securities will not be treated as ownership interests in the loans or the trust. Beneficial owners will be required to report income received with respect to the debt securities in accordance with their normal method of accounting. For additional tax consequences relating to debt securities purchased at a discount or with premium, see “Material Federal Income Tax Consequences—Discount and Premium.”

Special Tax Attributes

As described above, REMIC securities will possess special tax attributes by virtue of the REMIC provisions. In general, debt securities will not possess these special tax attributes. Investors to whom these attributes are important should consult their own tax advisors regarding investment in debt securities.

Sale or Exchange

If a beneficial owner of a debt security sells or exchanges the security, the beneficial owner will recognize gain or loss equal to the difference, if any, between the amount received and the beneficial owner’s adjusted basis in the security. The adjusted basis in the security generally will equal its initial cost, increased by any original issue discount or market discount previously included in the seller’s gross income with respect to the security and reduced by the payments previously received on the security, other than payments of qualified stated interest, and by any amortized premium.

In general (except as described in “Material Federal Income Tax Consequences—Discount and Premium—Market Discount,” below), except for financial institutions subject to section 582(c), any gain or loss on the sale or exchange of a debt security recognized by an investor who holds the security as a capital asset (within the meaning of section 1221), will be capital gain or loss and will be long-term or short-term depending on whether the security has been held for more than one year.

Partnership Interests

With respect to each series of partnership interests, Dewey Ballantine LLP, Alston & Bird LLP or other special tax counsel to the sponsor, will deliver its opinion to the sponsor that the trust will be treated as a partnership and not an association taxable as a corporation for federal income tax purposes. The opinion shall be attached on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of the securities or filed with the Securities and Exchange Commission as a post-effective amendment to the prospectus. Accordingly, each beneficial owner of a partnership interest will generally be treated as the owner of an interest in the loans.

Special Tax Attributes

As described above, REMIC securities will possess special tax attributes by virtue of the REMIC provisions. In general, partnership interests will not possess these special tax attributes. Investors to whom these attributes are important should consult their own tax advisors regarding investment in partnership interests.

Taxation of Beneficial Owners of Partnership Interests

If the trust is treated as a partnership for federal income tax purposes, the trust will not be subject to federal income tax. Instead, each beneficial owner of a partnership interest will be required to separately take into account an allocable share of income, gains, losses, deductions, credits and other tax items of the trust. These partnership allocations are made in accordance with the code, Treasury Regulations and the partnership agreement (here, the trust agreement and related documents).

The trust’s assets will be the assets of the partnership. The trust’s income will consist primarily of interest and finance charges earned on the underlying mortgage loans. The trust’s deductions will consist primarily of interest accruing with respect to any indebtedness issued by the trust, servicing and other fees, and losses or deductions upon collection or disposition of the trust’s assets.

The trust could have an obligation to make payments of withholding tax on behalf of a beneficial owner of a partnership interest. (See “Material Federal Income Tax Consequences—Backup Withholding” and “Material Federal Income Tax Consequences—Foreign Investors.”)

Substantially all of the taxable income allocated to a beneficial owner of a partnership interest that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute “unrelated business taxable income” generally taxable to the holder under the code.

Under section 708, the trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the trust are sold or exchanged within a 12-month period. Under the final Treasury Regulations issued on May 9, 1997 if such a termination occurs, the trust is deemed to contribute all of its assets and liabilities to a newly formed partnership in exchange for a partnership interest. Immediately thereafter, the terminated partnership distributes interests in the new partnership to the purchasing partner and remaining partners in proportion to their interests in liquidation of the terminated partnership.

Sale or Exchange of Partnership Interests

Generally, capital gain or loss will be recognized on a sale or exchange of partnership interests in an amount equal to the difference between the amount realized and the seller’s tax basis in the partnership interests sold. A beneficial owner of a partnership interest’s tax basis in a partnership interest will generally equal the beneficial owner’s cost increased by the beneficial owner’s share of trust income (includible in income) and decreased by any distributions received with respect to the partnership interest. In addition, both the tax basis in the partnership interest and the amount realized on a sale of a partnership interest would take into account the beneficial owner’s share of any indebtedness of the trust. A beneficial owner acquiring partnership interests at different prices may be required to maintain a single aggregate adjusted tax basis in the partnership interest, and upon sale or other disposition of some of the partnership interests, allocate a portion of the aggregate tax basis to the partnership interests sold (rather than maintaining a separate tax basis in each partnership interest for purposes of computing gain or loss on a sale of that partnership interest).

Any gain on the sale of a partnership interest attributable to the beneficial owner’s share of unrecognized accrued market discount on the assets of the trust would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. If a beneficial owner of a partnership interest is required to recognize an aggregate amount of income over the life of the partnership interest that exceeds the aggregate cash distributions with respect thereto, that excess will generally give rise to a capital loss upon the retirement of the partnership interest. If a beneficial owner sells its partnership interest at a profit or loss, the transferee will have a higher or lower basis in the partnership interests than the transferor had. The tax basis of the trust’s assets will not be adjusted to reflect that higher or lower basis unless the trust files an election under section 754.

Partnership Reporting Matters

The owner trustee is required to (i) keep complete and accurate books of the trust, (ii) file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the trust and (iii) report each beneficial owner of a partnership interest’s allocable share of items of trust income and expense to beneficial owners and the IRS on Schedule K-1. The trust will provide the Schedule K-1 information to nominees that fail to provide the trust with the information statement described below and those nominees will be required to forward the information to the beneficial owners of the partnership interests. Generally, beneficial owners of partnership interests must file tax returns that are consistent with the information return filed by the trust or be subject to penalties unless the beneficial owner of a partnership interest notifies the IRS of all the inconsistencies.

Under section 6031 , any person that holds partnership interests as a nominee at any time during a calendar year is required to furnish the trust with a statement containing information on the nominee, the beneficial owners and the partnership interests so held. Required information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and identification number of the person, (y) whether the person is a United States person, a tax-exempt entity or a foreign government, and international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (z) information on partnership interests that were held, bought or sold on behalf of the person throughout the year. In addition, brokers and financial institutions that hold partnership interests through a nominee are required to furnish directly to the trust information as to themselves and their ownership of partnership interests. A clearing agency registered under section 17A of the Securities Exchange Act of 1934 is not required to furnish any such information statement to the trust. Nominees, brokers and financial institutions that fail to provide the trust with the information described above may be subject to penalties.

The code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the trust by the appropriate taxing authorities could result in an adjustment of the returns of the beneficial owner of a partnership interests, and a beneficial owner of a partnership interest may be precluded from separately litigating a proposed adjustment to the items of the trust. An adjustment could also result in an audit of the beneficial owner of a partnership interest’s returns and adjustments of items note related to the income and losses of the trust.

FASIT Securities

If provided in a prospectus supplement, an election will be made to treat the trust as a FASIT within the meaning of section 860L(a). With respect to each series of securities for which an election is made, Dewey Ballantine LLP, Alston & Bird LLP or other special tax counsel to the sponsor, will deliver its opinion to the sponsor that, assuming compliance with the related servicing agreement, the trust will be treated as a FASIT for federal income tax purposes. A trust for which a FASIT election is made will be referred to in this prospectus as a “FASIT trust.” The securities of each class will be designated as “regular interests” or “high-yield regular interests” in the FASIT trust except that one separate class will be designated as the “ownership interest” in the FASIT trust. The prospectus supplement for each series of securities will state whether securities of each class will constitute either a regular interest or a high-yield regular interest (a FASIT regular security) or an ownership interest (a FASIT ownership security). The opinion shall be attached on Form 8-K to be filed with the securities and Exchange Commission within fifteen days after the initial issuance of the securities or filed with the securities and Exchange Commission as a post-effective amendment to the prospectus.

Special Tax Attributes

FASIT securities held by a real estate investment trust will constitute “real estate assets” within the meaning of sections 856(c)(5)(B) and 856(c)(6) and interest on the FASIT regular securities will be considered “interest on obligations secured by mortgages on real property or on interests in real property” within the meaning of section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the FASIT trust and the income thereon would be so treated. FASIT regular securities held by a domestic building and loan association will be treated as “regular interest[s] in a FASIT” under section 7701(a)(19)(C)(xi), but only in the proportion that the FASIT trust holds “loans . . . secured by an interest in real property which is . . . residential real property” within the meaning of section 7701(a)(19)(C)(v). If at all times 95% or more of the assets of the FASIT trust or the income thereon qualify for the foregoing treatments, the FASIT regular securities will qualify for the corresponding status in their entirety. FASIT regular securities held by a regulated investment company will not constitute “government securities” within the meaning of section 851(b)(3)(A)(i). FASIT regular securities held by financial institutions will constitute an “evidence of indebtedness” within the meaning of section 582(c)(1).

Taxation of Beneficial Owners of FASIT Regular Securities

A FASIT trust will not be subject to federal income tax except with respect to income from prohibited transactions and in other instances as described below. The FASIT regular securities generally will be treated for federal income tax purposes as newly-originated debt instruments. In general, interest, original issue discount and market discount on a FASIT regular security will be treated as ordinary income to the beneficial owner, and principal payments, other than principal payments that do not exceed accrued market discount, on an FASIT regular security will be treated as a return of capital to the extent of the beneficial owner’s basis allocable thereto. Beneficial owners must use the accrual method of accounting with respect to FASIT regular securities, regardless of the method of accounting otherwise used by those beneficial owners. See discussion of “Material Federal Income Tax Consequences—Discount and Premium.”

In order for the FASIT trust to qualify as a FASIT, there must be ongoing compliance with the requirements of the code. The FASIT must fulfill an asset test, which requires that substantially all the assets of the FASIT, as of the close of the third calendar month beginning after the “startup day,” which for purposes of this discussion is the date of the initial issuance of the FASIT securities, and at all times thereafter, must consist of (1) cash or cash equivalents, (2) debt instruments, other than debt instruments issued by the owner of the FASIT or a related party, (3) hedges, including contracts to acquire the same, (4) foreclosure property and (5) regular interests in another FASIT or in a REMIC. Based on identical statutory language applicable to REMICs, it appears that the “substantially all” requirement should be met if at all times the aggregate adjusted basis of the nonqualified assets is less than one percent of the aggregate adjusted basis of all the FASIT’s assets. The FASIT provisions, sections 860H through 860L, also require the FASIT ownership interest and “high-yield regular interests” to be held only by fully taxable domestic corporations.

Permitted debt instruments must bear interest, if any, at a fixed or qualified variable rate. Permitted hedges include interest rate or foreign currency notional principal contracts, letters of credit, insurance, guarantees of payment default and similar instruments to be provided in regulations, and which are reasonably required to guarantee or hedge against the FASIT’s risks associated with being the obligor on interests issued by the FASIT. Foreclosure property is property acquired by the FASIT in connection with the default or imminent default of a qualified debt instrument, provided the sponsor had no knowledge or reason to know as of the date the asset was acquired by the FASIT that a default had occurred or would occur.

The various interests in a FASIT also must meet additional requirements. All of the interests in a FASIT must be either one or more classes of regular interests or a single class of ownership interest. A regular interest is an interest in a FASIT that is issued on or after the Startup Day with fixed terms, is designated as a regular interest, and (1) unconditionally entitles the holder to receive a specified principal amount (or other similar amount), (2) provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed-rate or a qualified variable rate, (3) has a stated maturity of not longer than 30 years, (4) has an issue price not greater than 125% of its stated principal amount, and (5) has a yield to maturity not greater than 5 percentage points higher than the related applicable federal rate, as defined in section 1274(d). In order to meet the 30 year maturity requirement, the FASIT regular securities will be retired and replaced, to the extent then-outstanding, with new regular interests on the 30th anniversary of the date of issuance of the FASIT regular securities. A regular interest that is described in the preceding sentence except that if fails to meet one or more of requirements (1), (2) (4) or (5) is a “high-yield regular interest.” A high-yield regular interest that fails requirement (2) must consist of a specified, nonvarying portion of the interest payments on the permitted assets, by reference to the REMIC rules. An ownership interest is an interest in a FASIT other than a regular interest that is issued on the Startup Day, is designated an ownership interest and is held by a single, fully-taxable, domestic corporation. An interest in a FASIT may be treated as a regular interest even if payments of principal with respect to the interest are subordinated to payments on other regular interests or the ownership interest in the FASIT, and are dependent on the absence of defaults or delinquencies on permitted assets lower than reasonably expected returns on permitted assets, unanticipated expenses incurred by the FASIT or prepayment interest shortfalls.

If an entity fails to comply with one or more of the ongoing requirements for status as a FASIT during any taxable year, the code provides that the entity or applicable potion thereof will not be treated as a FASIT thereafter. In this event, any entity that holds mortgage loans and is the obligor with respect to debt obligations with two or more maturities, such as the trust fund, may be treated as a separate association taxable as a corporation, and the FASIT regular securities may be treated as equity interests in that association. The legislative history to the FASIT provisions indicates, however, that an entity can continue to be a FASIT if loss of its status was inadvertent, it takes prompt steps to requalify and other requirements that may be provided in Treasury Regulations are met. Loss of FASIT status results in the deemed retirement of all regular interests and their deemed reissuance. If the resulting instruments would be treated as equity under general tax principles, cancellation of debt income may result.

Taxes on a FASIT Trust

Income from “prohibited transactions” by a FASIT are taxable to the holder of the ownership interest in a FASIT at a 100% rate. Prohibited transactions generally include (1) the disposition of a permitted asset other than for (a) foreclosure, default, or imminent default of a qualified debt instrument, (b) bankruptcy or insolvency of the FASIT, (c) a qualified (complete) liquidation, (d) substitution for another permitted debt instrument or distribution of the debt instrument to the holder of the ownership interest to reduce overcollateralization, but only if a principal purpose of acquiring the debt instrument which is disposed of was not the recognition of gain, or the reduction of a loss, on the withdrawn asset as a result of an increase in the market value of the asset after its acquisition by the FASIT or (e) the retirement of a class of FASIT regular interests; (2) the receipt of income from nonpermitted assets; (3) the receipt of compensation for services; or (4) the receipt of any income derived from a loan originated by the FASIT. It is unclear the extent to which tax on these transactions could be collected from the FASIT trust directly under the applicable statutes rather than from the holder of the FASIT ownership interest.

Due to the complexity of these rules, the absence of final or temporary Treasury Regulations and the current uncertainty as to the manner to their application to the trust and to holders of FASIT securities, it is particularly important that potential investors consult their own tax advisors regarding the tax treatment of their acquisition ownership and disposition of the FASIT regular securities or FASIT ownership interests.

Discount and Premium

A security purchased for an amount other than its outstanding principal amount will be subject to the rules governing original issue discount, market discount or premium. In addition, all grantor trust strip securities and some grantor trust fractional interest securities will be treated as having original issue discount by virtue of the coupon stripping rules in section 1286. In very general terms, (1) original issue discount is treated as a form of interest and must be included in a beneficial owner’s income as it accrues (regardless of the beneficial owner’s regular method of accounting) using a constant yield method; (2) market discount is treated as ordinary income and must be included in a beneficial owner’s income as principal payments are made on the security (or upon a sale of a security); and (3) if a beneficial owner so elects, premium may be amortized over the life of the security and offset against inclusions of interest income. These tax consequences are discussed in greater detail below.

Original Issue Discount

In general, a security will be considered to be issued with original issue discount equal to the excess, if any, of its “stated redemption price at maturity” over its “issue price.” The issue price of a security is the initial offering price to the public, excluding bond houses and brokers, at which a substantial number of the securities was sold. The issue price also includes any accrued interest attributable to the period between the beginning of the first remittance period and the settlement date. The stated redemption price at maturity of a security that has a notional principal amount or receives principal-only or that is or may be an accrual security is equal to the sum of all distributions to be made under the security. The stated redemption price at maturity of any other security is the sum of all payments provided by the debt instrument other than payments of qualified stated interest.

Notwithstanding the general definition, original issue discount will be treated as zero if the discount is less than 0.25% of the stated redemption price at maturity multiplied by its weighted average life. The weighted average life of a security is apparently computed for this purpose as the sum, for all distributions included in the stated redemption price at maturity of the amounts determined by multiplying (1) the number of complete years (rounding down for partial years) from the settlement date until the date on which each distribution is expected to be made under the assumption that the loans prepay at the rate specified in the prospectus supplement by (2) a fraction, the numerator of which is the amount of the distribution and the denominator of which is the security’s stated redemption price at maturity. If original issue discount is treated as zero under this rule, the actual amount of original issue discount must be allocated to the principal distributions on the security and, when each distribution is received, gain equal to the discount allocated to the distribution will be recognized.

Section 1272(a)(6) contains special original issue discount rules directly applicable to REMIC securities and debt securities. The Taxpayer Relief Act of 1997 extended the application of section 1272(a)(6) to the grantor trust securities for tax years beginning after August 5, 1997. Under these rules, (1) the amount and rate of accrual of original issue discount on each series of securities will be based on (x) the prepayment assumption, and (y) in the case of a security calling for a variable rate of interest, an assumption that the value of the index upon which the variable rate is based remains equal to the value of that rate on the settlement date, and (2) adjustments will be made in the amount of discount accruing in each taxable year in which the actual prepayment rate differs from the prepayment assumption.

Section 1272(a)(6)(B)(iii) requires that the prepayment assumption used to calculate original issue discount be determined in the manner prescribed in Treasury Regulations. To date, no such regulations have been promulgated. The legislative history of this code provision indicates that the assumed prepayment rate must be the rate used by the parties in pricing the particular transaction. The sponsor anticipates that the prepayment assumption for each series of securities will be consistent with this standard. The sponsor makes no representation, however, that the mortgage loans for a given series will prepay at the rate reflected in the prepayment assumption for that series or at any other rate. Each investor must make its own decision as to the appropriate prepayment assumption to be used in deciding whether or not to purchase any of the securities.

Each beneficial owner must include in gross income the sum of the “daily portions” of original issue discount on its security for each day during its taxable year on which it held the security. For this purpose, in the case of an original beneficial owner, the daily portions of original issue discount will be determined as follows. A calculation will first be made of the portion of the original issue discount that accrued during each “accrual period.” The trustee will supply, at the time and in the manner required by the IRS, to beneficial owners, brokers and middlemen information with respect to the original issue discount accruing on the securities. The trustee will report original issue discount based on accrual periods of no longer than one year either (1) beginning on a distribution date or, in the case of the first accrual period, the settlement date, and ending on the day before the next distribution date or (2) beginning on the next day following a distribution date and ending on the next distribution date.

Under section 1272(a)(6), the portion of original issue discount treated as accruing for any accrual period will equal the excess, if any, of (1) the sum of (A) the present values of all the distributions remaining to be made on the security, if any, as of the end of the accrual period and (B) the distribution made on the security during the accrual period of amounts included in the stated redemption price at maturity, over (2) the adjusted issue price of the security at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated based on (1) the yield to maturity of the security, calculated as of the settlement date, giving effect to the prepayment assumption, (2) events (including actual prepayments) that have occurred prior to the end of the accrual period, (3) the prepayment assumption, and (4) in the case of a security calling for a variable rate of interest, an assumption that the value of the index upon which the variable rate is based remains the same as its value on the settlement date over the entire life of the security. The adjusted issue price of a security at any time will equal the issue price of the security, increased by the aggregate amount of previously accrued original issue discount with respect to that security, and reduced by the amount of any distributions made on the security as of that time of amounts included in the stated redemption price at maturity. The original issue discount accruing during any accrual period will then be allocated ratably to each day during the period to determine the daily portion of original issue discount.

In the case of grantor trust strip securities and some REMIC securities, the calculation described in the preceding paragraph may produce a negative amount of original issue discount for one or more accrual periods. No definitive guidance has been issued regarding the treatment of the negative amounts. The legislative history to section 1272(a)(6) indicates that the negative amounts may be used to offset subsequent positive accruals but may not offset prior accruals and may not be allowed as a deduction item in a taxable year in which negative accruals exceed positive accruals. Beneficial owners of the securities should consult their own tax advisors concerning the treatment of negative accruals.

A subsequent purchaser of a security that purchases the security at a cost less than its remaining stated redemption price at maturity also will be required to include in gross income for each day on which it holds the security, the daily portion of original issue discount with respect to that security, but reduced, if the cost of the security to the purchaser exceeds its adjusted issue price, by an amount equal to the product of (1) the daily portion and (2) a constant fraction, the numerator of which is the excess and the denominator of which is the sum of the daily portions of original issue discount on the security for all days on or after the day of purchase.

Market Discount

A beneficial owner that purchases a security at a market discount, that is, at a purchase price less than the remaining stated redemption price at maturity of the security, or, in the case of a security with original issue discount, its adjusted issue price, will be required to allocate each principal distribution first to accrued market discount on the security, and recognize ordinary income to the extent that the distribution does not exceed the aggregate amount of accrued market discount on the security not previously included in income. With respect to securities that have unaccrued original issue discount, the market discount must be included in income in addition to any original issue discount. A beneficial owner that incurs or continues indebtedness to acquire a security at a market discount may also be required to defer the deduction of all or a portion of the interest on the indebtedness until the corresponding amount of market discount is included in income. In general terms, market discount on a security may be treated as accruing either (1) under a constant yield method or (2) ratably over the number of days between the purchase of the security and its maturity, in any case taking into account the prepayment assumption. The trustee will make available, as required by the IRS, to beneficial owners of securities information necessary to compute the accrual of market discount.

Notwithstanding the above rules, market discount on a security will be considered to be zero if that discount is less than 0.25% of the remaining stated redemption price at maturity of the security multiplied by its weighted average remaining life. Weighted average remaining life presumably would be calculated in a manner similar to weighted average life, taking into account payments, including prepayments, prior to the date of acquisition of the security by the subsequent purchaser. If market discount on a security is treated as zero under this rule, the actual amount of market discount must be allocated to the remaining principal distributions on the security and, when each distribution is received, gain equal to the discount allocated to that distribution will be recognized.

Securities Purchased at a Premium

A purchaser of a security that purchases the security at a cost greater than its remaining stated redemption price at maturity will be considered to have purchased that “premium security” at a premium. The purchaser need not include in income any remaining original issue discount and may elect, under section 171(c)(2), to treat the premium as an “amortizable bond premium.” If a beneficial owner makes that election, the amount of any interest payment that must be included in the beneficial owner’s income for each period ending on a distribution date will be reduced by the portion of the premium allocable to each period based on the bond’s yield to maturity. The premium amortization should be made using constant yield principles. If the election is made by the beneficial owner, the election will also apply to all bonds the interest on which is not excludible from gross income held by the beneficial owner at the beginning of the first taxable year to which the election applies and to all the fully taxable bonds thereafter acquired by it, and is irrevocable without the consent of the IRS. If the election is not made, (1) the beneficial owner must include the full amount of each interest payment in income as it accrues, and (2) the premium must be allocated to the principal distributions on the plan and, when each principal distribution is received, a loss equal to the premium allocated to that distribution will be recognized. Any tax benefit from the premium not previously recognized will be taken into account in computing gain or loss upon the sale or disposition of the plan.

Some securities may provide for only nominal distributions of principal in comparison to the distributions of interest thereon. It is possible that the IRS or the Treasury Department may issue guidance excluding some securities from the rules generally applicable to debt instruments issued at a premium. In particular, it is possible that a security will be treated as having original issue discount equal to the excess of the total payments to be received thereon over its issue price. In that event, section 1272(a)(6) would govern the accrual of the original issue discount, but a beneficial owner would recognize substantially the same income in any given period as would be recognized if an election were made under section 171(c)(2). Unless and until the Treasury Department or the IRS publishes specific guidance relating to the tax treatment of these securities, the trustee intends to furnish tax information to beneficial owners of the securities in accordance with the rules described in the preceding paragraph.

Special Election

For any security acquired on or after April 4, 1994, a beneficial owner may elect to include in gross income all “interest” that accrues on the security by using a constant yield method. For purposes of the election, the term “interest” includes stated interest, acquisition discount, original issue discount, de minimis original issue discount, market discount, de minimis market discount and unstated interest as adjusted by any amortizable bond premium or acquisition premium. A beneficial owner should consult its own tax advisor regarding the time and manner of making and the scope of the election and the implementation of the constant yield method.

Backup Withholding

Distributions of interest and principal, as well as distributions of proceeds from the sale of securities, may be subject to the “backup withholding tax” under section 3406, if recipients of the distributions fail to furnish to the payor information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from the tax. Holders that are not exempt recipients must provide Form W-9 or the equivalent to avoid having such amounts withheld. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against that recipient’s federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of distributions that is required to supply information but that does not do so in the proper manner.

Foreign Investors

General

U.S. withholding regulations require, in the case of securities held by a foreign partnership, that (x) certification of exemption from U.S. tax be provided by the partners rather than by the foreign partnership and (y) the partnership provide information, including a United States taxpayer identification number. A look-through rule would apply in the case of tiered partnerships. Non-U.S. Persons should consult their own tax advisors regarding the application to them of U.S. withholding regulations.

Grantor Trust Securities, Debt Securities and REMIC Regular Securities

Distributions made on a grantor trust security, debt security or a REMIC regular security to, or on behalf of, a beneficial owner that is not a U.S. Person generally will be exempt from U.S. federal income and withholding taxes. The term “U.S. Person” means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United

States can exercise primary supervision over its administration and at least one United States fiduciary has the authority to control all substantial decisions of the trust. This exemption is applicable provided (a) the beneficial owner is not subject to U.S. tax as a result of a connection to the United States other than ownership of the security, (b) the beneficial owner signs a statement under penalties of perjury that certifies that the beneficial owner is not a U.S. Person, and provides the name and address of that beneficial owner, and (c) the last U.S. Person in the chain of payment to the beneficial owner receives a statement from the beneficial owner or a financial institution holding on its behalf and does not have actual knowledge that the statement is false. Beneficial owners should be aware that the IRS might take the position that this exemption does not apply to a beneficial owner that also owns 10% or more of the REMIC residual securities of any REMIC trust, or to a beneficial owner that is a “controlled foreign corporation” described in section 881(c)(3)(C).

REMIC Residual Securities and FASIT Ownership Securities

Amounts distributed to a beneficial owner of a REMIC residual security that is a not a U.S. Person generally will be treated as interest for purposes of applying the 30%, or lower treaty rate, withholding tax on income that is not effectively connected with a U.S. trade or business. Treasury Regulations clarify that amounts not constituting excess inclusions that are distributed on a REMIC residual security or a FASIT ownership security to a beneficial owner that is not a U.S. Person generally will be exempt from U.S. federal income and withholding tax, subject to the same conditions applicable to distributions on grantor trust securities, debt securities and REMIC regular securities, as described above, but only to the extent that the obligations directly underlying the REMIC or FASIT trust that issued the REMIC residual security or FASIT ownership security, e.g., mortgage loans or regular interests in another REMIC or FASIT, were issued after July 18, 1984. In no case will any portion of REMIC or FASIT income that constitutes an excess inclusion be entitled to any exemption from the withholding tax or a reduced treaty rate for withholding. See “Material Federal Income Tax Consequences—REMIC Securities—Taxation of Beneficial Owners of REMIC Residual Securities—Excess Inclusions.”

Partnership Interests

Depending upon the particular terms of the trust agreement and servicing agreement, a trust may be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons. If the trust is considered to be engaged in a trade or business in the United States for those purposes and the trust is treated as a partnership, the income of the trust distributable to a non-U.S. person would be subject to federal withholding tax. Also, in those cases, a non-U.S. beneficial owner of a partnership interest that is a corporation may be subject to the branch profits tax. If the trust is notified that a beneficial owner of a partnership interest is a foreign person, the trust may withhold as if it were engaged in a trade or business in the United States in order to protect the trust from possible adverse consequences of a failure to withhold. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to withheld taxes, taking the position that no taxes were due because the trust was not in a U.S. trade or business.

FASIT Regular Securities

“High-yield” FASIT regular securities may not be sold to or beneficially owned by non-U.S. Persons. Any such purported transfer will be null and void and, upon the trustee’s discovery of any purported transfer in violation of this requirement, the last preceding owner of the high-yield FASIT regular securities will be restored to ownership thereof as completely as possible.

The last preceding owner will, in any event, be taxable on all income with respect to the high-yield FASIT regular securities for federal income tax purposes. The related servicing agreement will provide that, as a condition to transfer of a high-yield FASIT regular security, the proposed transferee must furnish an affidavit as to its status as a U.S. Person and otherwise as a permitted transferee.

State Tax Considerations

In addition to the federal income tax consequences described in “Material Federal Income Tax Consequences,” potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the securities.

ERISA Considerations

Section 406 of ERISA and section 4975 of the Internal Revenue Code prohibit a “plan,” which is a pension, profit sharing or other employee benefit plan and individual retirement arrangements (such as an IRA) from engaging in transactions involving “plan assets” with persons that are “parties in interest” under ERISA or “disqualified persons” under the Internal Revenue Code with respect to the plan, unless a statutory or administrative exemption applies to the transaction. ERISA and the Internal Revenue Code also prohibit generally actions involving conflicts of interest by persons who are fiduciaries of those plans or arrangements. A violation of these “prohibited transaction” rules may generate excise tax and other liabilities under ERISA and the Internal Revenue Code for those persons. In addition, investments by certain plans are subject to ERISA’s general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a plan’s investments be made in accordance with the documents governing the plan. Employee benefit plans that are governmental plans, as defined in Section 3(32) of ERISA, and certain church plans, as defined in section 3(33) of ERISA, are not subject to ERISA requirements. Accordingly, assets of these plans may be invested in securities without regard to the ERISA considerations discussed below, subject to the provisions of other applicable federal, state and local law. Any such plan which is qualified and exempt from taxation under section 401(a) and 501(a) of the Internal Revenue Code, however, is subject to the prohibited transaction rules of section 503 of the Internal Revenue Code.

Transactions involving the trust might be deemed to constitute prohibited transactions under ERISA and the Internal Revenue Code with respect to a plan, including an individual retirement arrangement, that purchased securities. Therefore, in the absence of an exemption, the purchase, sale or holding of a security by a plan, including individual retirement arrangements, subject to section 406 of ERISA or section 4975 of the Internal Revenue Code might result in prohibited transactions and the imposition of excise taxes and civil penalties.

The Department of Labor has issued to various underwriters individual prohibited transaction exemptions, which generally exempt from the application of the prohibited transaction provisions of section 406(a), 406(b)(1), 406(b)(2) and 407(a) of ERISA and the excise taxes imposed by sections 4975(a) and (b) of the Internal Revenue Code, transactions with respect to the initial purchase, the holding and the subsequent resale by plans of certificates in pass-through trusts that consist of secured receivables, secured loans and other secured obligations that meet the conditions and requirements of the underwriter exemptions.

Among the conditions that must be satisfied in order for the underwriter exemptions to apply to offered securities are the following:

•	the acquisition of the securities by a plan is on terms, including the price for the securities, that are at least as favorable to the plan as they would be in an arm’s-length transaction with an unrelated party;

•	the assets held by the trust must be fully secured (other than one-to-four family residential mortgage loans and home equity loans or receivables backing certain types of securities, as described below);

•	unless the securities are issued in “designated transactions” (as described below) and are backed by fully-secured loans, the rights and interests evidenced by the securities acquired by the plan are not subordinated to the rights and interests evidenced by other securities of the trust;

•	except as provided below with respect to designated transactions, the securities acquired by the plan have received a rating at the time of the acquisition that is one of the three highest generic rating categories from Standard & Poor’s, Moody’s or Fitch;

•	the trustee is not an affiliate of any other member of the restricted group (as defined below) other than the underwriter;

•	the sum of all payments made to and retained by the underwriters in connection with the distribution of the securities represents not more than reasonable compensation for underwriting the securities; the sum of all payments made to and retained by the originators and the sponsor in exchange for the assignment of the loans to the trust estate represents not more than the fair market value of the loans; the sum of all payments made to and retained by any servicer represents not more than reasonable compensation for that person’s services under the related servicing agreement and reimbursement of that person’s reasonable expenses;

•	the plan investing in the securities is an “accredited investor” as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933; and

•	in the event that all of the obligations used to fund the trust have not been transferred to the trust on the closing date, additional obligations of the types specified in the prospectus supplement and/or the related servicing agreement having an aggregate value equal to no more than 25% of the total principal amount of the securities being offered by the trust may be transferred to the trust, in exchange for amounts credited to the account funding the additional obligations, within a funding period of no longer than 90 days or 3 months following the closing date.

The trust estate must also meet the following requirements:

•	the corpus of the trust estate must consist solely of assets of the type that have been included in other investment pools;

•	securities in the other investment pools must have been rated in one of the three (or, in the case of designated transactions, four) highest rating categories of Standard & Poor’s, Moody’s or Fitch for at least one year prior to the plan’s acquisition of securities; and

•	securities evidencing interests in other investment pools must have been purchased by investors other than plans for at least one year prior to the plan’s acquisition of securities.

In the case where the securities are backed by trust assets which are residential, home equity, manufactured housing or multi-family loans which are described and defined in the underwriter exemptions as designated transactions, securities issued by the trust in such transactions may be rated in one of the highest four generic rating categories by the specified rating agencies and/or may be subordinated. In addition, one subset of designated transactions, residential (one-to-four family) and home equity loans, may be less than fully secured, provided that the rights and interests evidenced by securities issued in such designated transactions are: (a) not subordinated to the rights and interests evidenced by securities of the same trust; (b) such securities acquired by the plan have received a rating from the specified rating agencies at the time of such acquisition that is in one of the two highest generic rating categories; and (c) any loan included in the corpus or assets of the trust is secured by collateral whose fair market value on the closing date of the designated transactions is at least equal to 80% of the sum of: (i) the outstanding principal balance due under the loan which is held by the trust and (ii) the outstanding principal balance(s) of any other loan(s) of higher priority (whether or not held by the trust) which are secured by the same collateral.

Moreover, the underwriter exemptions provide relief from self-dealing/conflict of interest prohibited transactions that may occur when the plan fiduciary causes a plan to acquire securities in a trust in which the fiduciary, or its affiliate, is an obligor on the receivables held in the trust; although, among other requirements, (1) in the case of an acquisition in connection with the initial issuance of securities, at least fifty percent of each class of securities in which plans have invested is acquired by persons independent of the restricted group and at least fifty percent of the aggregate interest in the trust is acquired by persons independent of the restricted group; (2) the fiduciary, or its affiliate, is an obligor with respect to five percent or less of the fair market value of the obligations contained in the trust; (3) the plan’s investment in securities of any class does not exceed twenty-five percent of all of the securities of that class outstanding at the time of the acquisition; and (4) immediately after the acquisition, no more than twenty-five percent of the assets of the plan with respect to which the person is a fiduciary are invested in securities representing an interest in one or more trusts containing assets sold or serviced by the same entity. The underwriter exemptions do not apply to plans sponsored by the “restricted group,” which is the sponsor, the underwriters, the trustee, any servicer, any obligor with respect to mortgage loans included in the trust fund constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust fund, the insurer, the counterparty of any interest rate swap or any affiliate of the parties.

The underwriter exemptions permit interest-rate swaps and/or a yield supplement agreements to be assets of a trust provided that certain requirements are satisfied. The prospectus supplement for a series of securities will provide further information if the trust holds such a contract.

In addition to the underwriter exemptions, the Department of Labor has issued Prohibited Transaction Class Exemption (“PTCE”) 83-1 which provides an exemption for transactions involving the sale or exchange of residential mortgage pool pass-through certificates by plans and for transactions in connection with the servicing and operation of the mortgage pool.

Under the “plan assets regulation” issued by the United States Department of Labor, the assets of the trust would be treated as plan assets of a plan for the purposes of ERISA and the Internal Revenue Code only if the plan acquired an equity interest in the trust and none of the exceptions contained in the plan assets regulation were applicable. An “equity interest” is defined under the plan assets regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Accordingly, if the securities being offered are notes which are treated as having substantial equity features, the purchase, holding and resale of the notes could result in a transaction that is prohibited under ERISA or the Internal Revenue Code. If the notes are treated as indebtedness without substantial equity features, the trust’s assets would not be deemed assets of a plan. However, in that case, the acquisition or holding of the notes by or on behalf of a plan could nevertheless give rise to a prohibited transaction, if the acquisition and holding of notes by or on behalf of a plan was deemed to be a prohibited loan to a party in interest with respect to the plan. Exemptions from the prohibited transaction rules could be applicable to the purchase and holding of notes by a plan, depending on the type and circumstances of the plan fiduciary making the decision to acquire the notes. Included among these exemptions are: PTCE 84-14, regarding transactions effected by “qualified professional asset managers”; PTCE 90-1, regarding transactions entered into by insurance company pooled separate accounts; PTCE 91-38, regarding transactions entered into by bank collective investment funds; PTCE 95-60, regarding transactions entered into by insurance company general accounts; and PTCE 96-23, regarding transactions effected by “in-house asset managers”. Each purchaser and each transferee of a note that is treated as debt for purposes of the plan assets regulation may be required to represent and warrant that its purchase and holding of the note will be covered by one of the exemptions listed above or by another Department of Labor class exemption.

The prospectus supplement for each series of securities will provide further information which plans should consider before purchasing the offered securities. A plan fiduciary considering the purchase of securities should consult its tax and/or legal advisors regarding whether the assets of the trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other ERISA issues and their potential consequences. Moreover, each plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the securities is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan’s investment portfolio and whether the investment is in accordance with the documents governing the plan. The sale of securities to a plan is in no respect a representation by the sponsor or the underwriters that this investment meets all relevant requirements with respect to investments by plans generally or any particular plan or that this investment is appropriate for plans generally or any particular plan.

In John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank, 510 U.S. 86 (1993), the United States Supreme Court ruled that assets held in an insurance company’s general account may be deemed to be “plan assets” for ERISA purposes. In addition, the Department of Labor has issued final regulations under ERISA Section 401(c) that describes a safe harbor for insurers that issued certain nonguaranteed policies supported by their general accounts to plans. Special caution should be exercised before the purchasing a series of securities from an insurance company’s separate or general accounts where assets in such accounts may be deemed plan assets for purposes of ERISA.

Legal Investment

Investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the securities constitute legal investments for them. The related prospectus supplement will describe whether or not the securities (or one or more classes of a series of securities offered hereby) will constitute “mortgage-related securities” within the meaning of SMMEA.

Available Information

The sponsor has filed with the SEC a registration statement under the Securities Act of 1933, as amended, covering the securities offered hereby. This prospectus, which forms part of the registration statement, and the prospectus supplement relating to a series of securities, contain summaries of the material terms of the documents referred to in this prospectus and the prospectus supplement, but do not contain all of the information in the registration statement pursuant to the rules and regulations of the SEC. For further information, reference is made to the registration statement and its exhibits. The registration statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the SEC at its Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its regional offices located as follows: Chicago Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; and New York Regional Office, 233 Broadway, New York, New York 10279. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains as Internet web site that contains reports, information statements and other information regarding the registrants that file electronically with the SEC, including the sponsor. The address of that Internet web site is http://www.sec.gov.

This prospectus and any related prospectus supplement do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities offered by this prospectus and any related prospectus supplement nor an offer of the securities to any person in any state or other jurisdiction in which the offer would be unlawful. The delivery of this prospectus at any time does not imply that the information in it is correct as of any time after its date.

This prospectus does not contain all of the information set forth in the registration statement (of which this prospectus forms a part) and exhibits thereto that the sponsor has filed with the SEC under the Securities Act and to which reference is hereby made.

Incorporation of Certain Documents by Reference

All documents referred to in the accompanying prospectus supplement that are filed with the SEC with respect to the trust fund referred to in such prospectus supplement after the date of this prospectus and before the end of the related offering pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, are incorporated by reference in this prospectus and are a part of this prospectus from the date of their filing. Any statement contained in a document incorporated by reference in this prospectus is modified or superseded for all purposes of this prospectus to the extent that a statement contained in this prospectus (or in the accompanying prospectus supplement) or in any other document also incorporated by reference differs from the information in a subsequently filed document that is also incorporated by reference. Any statement so modified or superseded shall not, except as so modified or superseded, constitute a part of this prospectus. Unless otherwise specified in the related prospectus supplement, none of the sponsor, any of its affiliates, or the servicer for any series intends to file with the SEC periodic reports with respect to the related trust fund following completion of the reporting period required by Rule 15d-1 or Regulation 15D under the Exchange Act, and accordingly those periodic reports will not be filed for a trust fund after the first fiscal year of the trust fund unless, at the beginning of any subsequent fiscal year of a trust fund, the securities of any class issued by that trust fund are held of record by 300 or more persons.

The trustee (or any other entity specified in the related prospectus supplement) on behalf of any trust fund will provide without charge to each person to whom this prospectus is delivered, on that person’s written or oral request, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this prospectus (not including exhibits to the information that is incorporated by reference unless the exhibits are specifically incorporated by reference into the information that this prospectus incorporates). Requests should be directed to the corporate trust office of the trustee or the address of any other entity, in each case as specified in the accompanying prospectus supplement. The accompanying prospectus supplement includes the name, address, telephone number, and, if available, facsimile number of the office or contact person at the corporate trust office of the trustee or other entity.

Plan of Distribution

The related underwriter may offer each series of securities, or specified classes of a series of securities, offered hereby through the following methods from time to time:

1.	by negotiated firm commitment underwriting and public re-offering by underwriters;

2.	by placements by the sponsor and/or its affiliate with institutional investors through dealers; and

3.	by direct placements by the sponsor and/or its affiliate with institutional investors.

Classes of a series that are not offered hereby may be offered through other means from time to time.

If underwriters are used in a sale of any securities (other than in connection with an underwriting on a best efforts basis), such securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The securities will be set forth on the cover of the prospectus supplement relating to such series and the members of the underwriting syndicate, if any, will be named in such prospectus supplement.

In connection with the sale of the securities, underwriters may receive compensation from the sponsor and/or its affiliate or from purchasers of the securities in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the securities may be deemed to be underwriters in connection with such securities, and any discounts or commissions received by them from the sponsor and/or its affiliate and any profit on the resale of securities by them may be deemed to be underwriting discounts and commissions under the Securities Act. The prospectus supplement will describe any such compensation paid by the sponsor and/or its affiliate.

It is anticipated that the underwriting agreement pertaining to the sale of any series of securities will provide that the obligations of the underwriters will be subject to certain conditions precedent, that the underwriters will be obligated to purchase all such securities if any are purchased (other than in connection with an underwriting on a best efforts basis) and that, in limited circumstances, the sponsor and/or its affiliate will indemnify the several underwriters and the underwriters will indemnify the sponsor and/or its affiliate against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments required to be made in respect thereof.

The prospectus supplement with respect to any series (or class of a series) offered by placements through dealers will contain information regarding the nature of such offering and any agreements to be entered into between the sponsor and/or its affiliate and purchasers of securities of such series (or class of a series).

Purchasers of securities, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be “underwriters” within the meaning of the Securities Act in connection with reoffers and sales by them of securities. Security holders should consult with their legal advisors in this regard prior to any such reoffer or sale.

Legal Matters

Dewey Ballantine LLP, New York, New York, Alston & Bird LLP, New York, New York and Washington, D.C., or any other counsel identified in the prospectus supplement, will pass upon legal matters for the sponsor.

Annex I

Global Clearance, Settlement and Tax Documentation Procedures

Except in certain limited circumstances, the globally offered securities will be available only in book-entry form. Investors in the global securities may hold such global securities through any of The Depository Trust Company, Clearstream or Euroclear. The global securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

Secondary market trading between investors global securities through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurocertificate practice (i.e., seven calendar day settlement).

Secondary market trading between investors holding global securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior collateralized mortgage security issues.

Secondary cross-market trading between Clearstream or Euroclear and DTC participants holding global securities will be effected on a delivery-against-payment basis through the respective depositories of Clearstream and Euroclear (in such capacity) and as DTC participants.

Non-U.S. holders (as described below) of global securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

All global securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors’ interests in the global securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Clearstream and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC participants.

Investors electing to hold their global securities through DTC will follow the settlement practices applicable to other collateralized mortgage security issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

Investors electing to hold their global securities through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional Eurocertificates, except that there will be no temporary global security and no “lock-up” or restricted period. global securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser’s and seller’s accounts are located to ensure that settlement can be made on the desired value date.

Trading between DTC participants. Secondary market trading between DTC participants will be settled using the procedures applicable to prior collateralized mortgage security issues in same-day funds.

Trading between Clearstream and/or Euroclear participants. Secondary market trading between Clearstream participants or Euroclear participants will be settled using the procedures applicable to conventional Eurocertificates in same-day funds.

Trading between DTC seller and Clearstream or Euroclear purchaser. When global securities are to be transferred from the account of a DTC participant to the account of a Clearstream participant or a Euroclear participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. Clearstream or Euroclear will instruct the respective Depositary, as the case may be, to receive the global securities against payment. Payment will include interest accrued on the global securities from and including the last coupon distribution date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year is assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC participant’s account against delivery of the global securities. After settlement has been completed, the global securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream participant’s or Euroclear participant’s account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the global securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream or Euroclear cash debt will be valued instead as of the actual settlement date.

Clearstream participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the global securities are credited to their accounts one day later.

As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream participants or Euroclear participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream participants or Euroclear participants purchasing global securities would incur overdraft charges for one day, assuming they cleared the overdraft when the global securities were credited to their accounts. However, interest on the global securities would accrue from the value date. Therefore, in many cases the investment income on the global securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream participant’s or Euroclear participant’s particular cost of funds. Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending global securities to the respective European depository for the benefit of Clearstream participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participants a cross-market transaction will settle no differently than a trade between two DTC participants.

Trading between Clearstream or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Clearstream participants and Euroclear participants may employ their customary procedures for transactions in which global securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC participant. The seller will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. In these cases Clearstream or Euroclear will instruct the respective Depositary, as appropriate, to deliver the global securities to the DTC participant’s account against payment. Payment will include interest accrued on the global securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year is assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream participant or Euroclear participant the following day, and receipt of the cash proceeds in the Clearstream participant’s or Euroclear participant’s account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream participant or Euroclear participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream participant’s or Euroclear participant’s account would instead be valued as of the actual settlement date.

Finally, day traders that use Clearstream or Euroclear and that purchase global securities from DTC participants for delivery to Clearstream participants or Euroclear participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

(a) borrowing through Clearstream or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts) in accordance with the clearing system’s customary procedures;

(b) borrowing the global securities in the U.S. from a DTC participant no later than one day prior to settlement, which would give the global securities sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

(c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Clearstream participant or Euroclear participant.

U.S. Federal Income Tax Documentation Requirements

A beneficial owner that is not a United States person within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986 holding a book entry certificate through Clearstream, Euroclear or DTC may be subject to U.S. withholding tax at a rate of 30% unless such beneficial owner provides certain documentation to the trustee or to the U.S. entity required to withhold tax (the “U.S. withholding agent”) establishing an exemption from withholding. A holder that is not a United States person may be subject to withholding unless:

(I)	the trustee or the U.S. withholding agent receives a statement

(a)	from the beneficial owner who is an individual or an entity treated as a corporation on Internal Revenue Service (IRS) Form W-8BEN (or any successor form) that

(i)	is signed by the beneficial owner under penalties of perjury,

(ii)	certifies that such beneficial owner is not a United States person, and

(iii)	provides the name and address of the beneficial owner, or

(b)	from a securities clearing organization, a bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business that

(i)	is signed under penalties of perjury by an authorized representative of the financial institution,

(ii)	states that the financial institution has received an IRS Form W-8BEN (or any successor form) from the beneficial owner who is an individual or an entity treated as a corporation or that another financial institution acting on behalf of the beneficial owner has received such IRS Form W-8BEN (or any successor form),

(iii)	provides the name and address of the beneficial owner, and

(iv)	attaches the IRS Form W-8BEN (or any successor form) provided by the beneficial owner;

(II)	the beneficial owner who is an individual or an entity treated as a corporation claims an exemption or reduced rate based on a treaty and provides a properly executed IRS Form W-8BEN (or any successor form) to the trustee or the U.S. withholding agent;

(III)	the beneficial owner claims an exemption stating that the income is effectively connected to a U.S. trade or business and provides a properly executed IRS Form W-8ECI (or any successor form) to the trustee or the U.S. withholding agent; or

(IV)	the beneficial owner is a nonwithholding partnership and provides a properly executed IRS Form W-8IMY (or any successor form) with all necessary attachments to the trustee or the U.S. withholding agent. Certain pass-through entities that have entered into agreements with the Internal Revenue Service (for example qualified intermediaries) may be subject to different documentation requirements; it is recommended that such beneficial owner consult with their tax advisors when purchasing the certificates.

A beneficial owner holding book entry certificates through Clearstream or Euroclear provides the forms and statements referred to above by submitting them to the person through which he holds an interest in the book entry certificates, which is the clearing agency, in the case of persons holding directly on the books of the clearing agency. Under certain circumstances a Form W-8BEN, if furnished with a taxpayer identification number, (TIN), will remain in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect. A Form W-8BEN, if furnished without a TIN, and a Form W-8ECI will remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect.

In addition, all beneficial owners holding book entry certificates through Clearstream, Euroclear or DTC may be subject to backup withholding unless the beneficial owner:

(I)	provides a properly executed IRS Form W-8BEN, Form W-8ECI or Form W-8IMY (or any successor forms) if that person is not a United States person;

(II)	provides a properly executed IRS Form W-9 (or any substitute form) if that person is a United States person; or

(III)	is a corporation, within the meaning of Section 7701 (a) of the Internal Revenue Code of 1986, or otherwise establishes that it is a recipient exempt from United States backup withholding.

This summary does not deal with all aspects of federal income tax withholding or backup withholding that may be relevant to investors that are not United States persons within the meaning of Section 7701(a)(30) of the Internal Revenue Code. Such investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the book entry certificates.

The term United States person means (1) a citizen or resident of the United States, (2) an entity treated as a corporation or partnership organized in or under the laws of the United States or any state or the District of Columbia (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise), (3) an estate the income of which is includable in gross income for United States tax purposes, regardless of its source, (4) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust, and (5) to the extent provided in regulations, certain trusts in existence on August 20, 1996 that are treated as United States persons prior to such date and that elect to continue to be treated as United States persons.

Prospectus supplement to prospectus dated August 26, 2003

$

Chevy Chase Home Loan Trust 200  -

Asset-Backed Certificates, Series 200  -

$                     % Class A-1 Certificates

$             Variable Rate Class A-2 Certificates

[Chevy Chase Logo]

Chevy Chase Bank, F.S.B.

(Sponsor and Servicer)

You should read the section entitled “Risk Factors” starting on page [S-8] of this prospectus supplement and on page 5 of the accompanying prospectus and consider these factors before making a decision to invest in the certificates.

The certificates represent obligations of the trust only and are not interests in or obligations of any other person. The certificates do not represent an interest in or obligation of Chevy Chase Bank, F.S.B., the seller, the owner trustee, or any of their affiliates. No governmental agency or instrumentality has insured or guaranteed the certificates or the underlying mortgage loans.

The trust will issue—

•	Two classes of certificates that are offered by this prospectus supplement.

•	A class of certificates, representing the beneficial interest in the trust, not offered hereby.

The trust fund—

•	The trust fund consists primarily of a pool of [revolving home equity loans] [closed-end fixed rate and adjustable rate residential mortgage loans] secured by [first] [second] lien mortgages or deeds of trust on residential real estate properties.

The certificates—

•	The certificates offered hereby will be backed primarily by the [revolving home equity loans] [closed-end mortgage loans].

•	Receive monthly distributions on the th day of each month, or if not a business day on the next business day, beginning , 20 .

•	Currently have no trading market.

Credit enhancement—

•	[The certificates will be unconditionally and irrevocably guaranteed as to the timely payment of interest and as to specified payments of principal pursuant to the terms of a certificate insurance policy to be issued by [Insurer Logo]]

•	[other enhancement]

Class	Original Certificate Principal Balance	Interest Rate	Price to the Public[1]	Underwriting Discount	Proceeds to the Sponsor[2]	Final Stated Maturity Date
A-1	$______	______%	______%	______%	$______	______
A-2	$______	______%	______%	______%	$______	______

Total	$______			$_______	$______

[1]	Plus in the case of the Class A-1 Certificates, interest accrued from , 20 .
[2]	The proceeds to the sponsor were calculated without taking into account the expenses of this offering, which are estimated to be approximately $_________.

[Underwriter], as underwriters, will purchase the offered certificates from the issuer. See “Underwriting” described herein. Delivery of the certificates will take place in book-entry form on or about             , 20    .

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus supplement. Any representation to the contrary is a criminal offense.

The date of this prospectus supplement is             , 20    .

Important notice about the information presented in this

prospectus supplement and the accompanying prospectus

We provide information to you about the certificates in two separate documents that provide progressively more detail:

•	the accompanying prospectus, which provides general information, some of which may not apply to your series of certificates, and

•	this prospectus supplement, which describes the specific terms of your series or class of certificates.

If the accompanying prospectus contemplates multiple options, you should rely on the information in this prospectus supplement as to the applicable option.

We cannot sell the certificates to you unless you have received both this prospectus supplement and the accompanying prospectus. You should rely only on the information contained in this prospectus supplement and the prospectus [or other information that we have provided to you relating to the Series 20         certificates]. We have not authorized anyone to provide you with information that is different. The information contained in this prospectus supplement and the prospectus may only be accurate on the date of this document.

Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the certificates and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the certificates will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further information concerning a particular topic. The following table of contents provides the pages on which these captions in the prospectus supplement are located. The prospectus supplement contains a table of contents that provides the pages in which captions in the prospectus are located.

i

ii

SUMMARY

This summary highlights selected information from this document and does not contain all the information that you need to consider in making your investment decision. To understand all of the terms of the certificates offered hereby, read carefully this prospectus supplement and accompanying prospectus.

Issuer	Chevy Chase Home Loan Trust 20 - .

Offered Certificates	Class A-1 Certificates and Class A-2 Certificates.

Sponsor and Servicer	Chevy Chase Bank, F.S.B., a federally chartered and federally insured stock savings bank. The sponsor’s principal executive offices are located at 7501 Wisconsin Avenue, Bethesda, Maryland 20814, and its phone number is (301) 986-7000.

Seller	[SPV Name], a Delaware limited liability company, limited purpose subsidiary of Chevy Chase Bank, F.S.B. The seller’s address is and its telephone number is .

Owner Trustee	[ ]

Cut-Off Date	, 200 .

Closing Date	On or about , 200 .

The Certificates	Home Loan Asset-Backed Certificates, Series 20 - consisting of the offered certificates and the Class R Certificates. Only the offered certificates are offered hereby.

The offered certificates are issuable in original principal amounts of $1,000 and integral multiples thereof, except that one certificate for each class of offered certificates may be issued in a lesser amount.

[Identify any certificates or other interests not being offered pursuant to this prospectus supplement.]

Final Scheduled Distribution Date	If the certificates have not already been paid in full, the issuer will pay the outstanding principal amount on the Class A-1 Certificates on , 200 , and on the Class A-2 Certificates on , 200 , from the assets of the trust [and available credit enhancement].

The Mortgage Loans	The mortgage loans will consist of:

•      [Revolving home equity loans secured by first or second lien deeds of trust or mortgages. The aggregate principal balance of the revolving home equity loans as of the statistic calculation date was $            . The sponsor expects that the aggregate principal balance of the home equity loans in the mortgage loan pool as of the closing date will be approximately $            , plus or minus 5%. As of the statistic calculation date, the home equity loans consisted of              deeds of trust or mortgages on single family residential properties (which may be condominiums, cooperative apartments, townhouses or homes in one—  to four-family residences), including investment properties, located in          states,             % of which were first priority deeds of trust and mortgages and             % of which were second priority deeds of trust and mortgages. The home equity loans will have draw periods of less than              years and remaining terms to maturity of less than          years. See “Description of the Mortgage Loans—Mortgage Loan Pool” described herein.]

•      [Closed-end mortgage loans secured by first or second lien mortgages or deeds of trust. The aggregate principal balance of the closed-end mortgage loans as of the statistic calculation date was $            . The sponsor expects that the aggregate principal balance of the closed-end mortgage loans in the mortgage loan pool as of the closing date will be approximately $                    , plus or minus 5%. As of the statistic calculation date, the close-end mortgage loans consisted of              deeds of trust or mortgages single family residential properties (which may be condominiums, cooperative apartments, townhouses or homes in one to four-family residences), including investment properties located in              states,                 % of which were first priority deeds of trust or mortgages and             % of which were second priority deeds of trust or mortgages. The closed-end mortgage loans will have remaining terms to maturity of less than              years. See “Description of the Mortgage Loans— Mortgage

Loan Pool” described herein.]

The mortgage loans will consist of loans used to purchase a new home or home improvements, to refinance an existing mortgage loan, to consolidate debt, or to obtain cash proceeds by borrowing against the mortgagor’s equity in the related mortgaged property.

The mortgage loans will not be guaranteed by the sponsor, the seller or any governmental agency or instrumentality. [Certain distributions due to the owners of the offered certificates will be insured by the certificate insurer pursuant to the certificate insurance policy. See “The Certificate Insurance Policy” and “The Certificate Insurer” described herein].

Servicing of Mortgage Loans	The mortgage loans are required to be serviced by the servicer pursuant to the pooling and servicing agreement. See “Servicing of Loans” in the prospectus.

Original Certificate Principal Balances	Class A-1 Certificates: $ . Class A-2 Certificates: $ .

In the event that the sponsor does not, as of the closing date, have the full amount of mortgage loans that the sponsor expects to sell to the seller who will in turn sell the loans to the trust on such date (i.e., $ ) the sponsor will reduce the amounts of the offered certificates; the sponsor does not expect that the original principal amount of any class of offered certificates will increase or decrease by more than 5% as a result of such adjustment. Even if the full expected amount of mortgage loans is delivered, certain adjustments (plus or minus 5%) may occur in the class sizes.

Class A-1 Pass-Through Rate	% per annum.

Class A-2 Pass-Through Rate	The Class A-2 Pass-Through Rate will be equal to, with respect to any distribution date, One-Month LIBOR plus % per annum.

Distributions	Distributions on the certificates are required to be made on the day of each calendar month, or if such day is not a business day, the next succeeding business day, commencing on , 20 , to the owners as of the related record date. See

“Description of the Certificates” and “Distributions” described herein.

Distributions of Interest

On each distribution date, the interest due with respect to each class of offered certificates will equal, in the case of the Class A-1 Certificates, the interest which has accrued thereon at the Class A-1 Pass-Through Rate during the calendar month immediately preceding the calendar month in which such distribution date occurs.

In the case of the Class A-2 Certificates, the interest which has accrued thereon at the Class A-2 Pass-Through Rate from the preceding distribution date (or from the closing date, in the case of the first distribution date) to and including the day prior to the current distribution date.

Calculations of interest on the Class A-1 Certificates will be made on the basis of a 360-day year assumed to consist of twelve 30-day months; all calculations of interest on the Class A-2 Certificates will be made on the basis of the actual number of days elapsed in the related accrual period, divided by 360.

Distributions of Principal	The owners of each class of offered certificates will be entitled to receive certain monthly distributions of principal on each distribution date which generally reflect collections of principal received in connection with the pool of mortgage loans during the prior calendar month. On each distribution date until the certificate principal balance for a class of offered certificates has been reduced to zero, the owners of each class of offered certificates will be entitled to receive 100% of the principal distribution amount with respect to the pool of mortgage loans.

The principal distribution amount for the pool of mortgage loans will generally equal:

• the amount of principal [due or] collected with respect to the mortgage loans on account of scheduled payments due during the related remittance period,

• principal prepayments made during the related remittance period,

• the purchase from the trust of mortgage

loans required to be purchased during the related remittance period, plus

•        substitution amounts paid with respect to mortgage loans substituted during the related remittance period and liquidation proceeds received with respect to mortgage loans which became liquidated mortgage loans during the related remittance period.

In no event will the principal distribution amount for any class of offered certificates and distribution date be less than zero or be greater than the then-outstanding certificate principal balance of the related class of offered certificates.

[Certificate Insurance Policy]	[The sponsor will obtain a noncancelable insurance policy with respect to the offered certificates, in favor of the trustee on behalf of the owners of the offered certificates. On or before each distribution date, the certificate insurer will be required to make available to the trustee the amount, if any, by which the insured distribution amount for either class of offered certificates exceeds the funds available in the distribution account (after deducting the amount necessary to pay the related premium due to the certificate insurer, the trustee’s fees and the servicing fee) as of such distribution date for distribution with respect to each class of offered certificates.]

Certificate Insurer	[ ].

[Advances and Compensating Interest ]	The servicer will be obligated to make advances to the extent that such advances, in the servicer’s reasonable judgment, are reasonably recoverable from the related mortgage loan. Advances are recoverable from (i) future collections on the mortgage loan which gave rise to the advance, (ii) proceeds from the liquidation of such mortgage loan and (iii) from certain excess cash flows not applied to any other purpose. Advances shall be amounts deposited in the collection account by the servicer equal to the sum of the interest and principal portions (net of the servicing fee and certain other amounts, if any) due, but not collected with respect to delinquent mortgage loans during the related remittance period. See “Servicing of Loans—Advances and Limitations Thereon” in the prospectus.

In addition, the servicer will also be required to deposit compensating interest in the collection account with respect to any full prepayment received on a mortgage loan during the related remittance period, out of its own funds without any right of reimbursement therefor. The compensating interest shall be an amount equal to the difference between (x) 30 days’ interest at the mortgage loan’s coupon rate on the loan balance as of the first day of the related remittance period and (y) the interest paid by the mortgagor with respect to such remittance period. The servicer will not be required to pay compensating interest with respect to any remittance period in an amount in excess of the aggregate servicing fee received by the servicer for such remittance period. See “Servicing of Loans—Servicing Compensation and Payment of Expenses” in the prospectus.]

Servicing Fee	Chevy Chase Bank, F.S.B. will retain a servicing fee equal to % per annum. In addition, the Servicer will receive other compensation as described herein.

Optional Termination	The servicer, acting directly or through a permitted designee, will have the right to purchase from the trust all the mortgage loans and other property then held by the trust, at a price at least equal to the aggregate certificate principal balances of all offered certificates, on any remittance date after the remittance period during which the outstanding aggregate principal balances of the offered certificates have declined to 10% or less of the aggregate principal balances of the offered certificates as of the closing date. See “The Pooling and Servicing Agreement—Optional Termination” described herein.

Ratings	It is a condition of the issuance of the offered certificates that the offered certificates receive ratings of AAA by Standard & Poor’s Ratings Group, a division of The McGraw Hill Companies (“Standard & Poor’s”), and Aaa by Moody’s Investors Service, Inc. (“Moody’s”). A security rating is not a recommendation to buy, sell or hold securities, and may be subject to revision or withdrawal at any time by the assigning entity. See “Ratings” described herein.

Federal Tax Aspects	For federal income tax purposes, an election will be made to treat certain assets of the trust as one or more REMICs. Each class of the offered certificates will be designated as a “regular interest” in a REMIC and each will be treated as a debt instrument of the trust for federal income tax purposes. The Class R Certificates will be designated as the “residual interest” with respect to each REMIC election made by the trust. See “Material Federal Income Tax Consequences” described herein and in the prospectus.

ERISA Considerations	The offered certificates may be purchased by employee benefit plans that are subject to ERISA, as amended, provided that certain conditions are satisfied. See “ERISA Considerations” described herein and in the prospectus.

Certain Legal Matters	Certain legal matters relating to the validity of the issuance of the certificates offered hereby will be passed upon by [Dewey Ballantine LLP, New York, New York.] [Alston & Bird LLP, New York, New York and Washington, D.C.]

Risk Factors

You should carefully consider the following risk factors prior to any purchase of certificates. You should also carefully consider the information set forth under “Risk Factors” in the prospectus.

Prepayments Affect Timing and Rate of Return on Your Investment

Some of the mortgage loans may be prepaid in whole or in part at any time without penalty. [Generally, the revolving home equity loans are not viewed by borrowers as permanent financing. Accordingly, these loans may experience a higher rate of prepayment than traditional loans.] The trust’s prepayment experience may be affected by a wide variety of factors, including general economic conditions, interest rates, the availability of alternative financing and homeowner mobility.

[Ratings Based Primarily on Claims-Paying Ability of the Certificate Insurer

The ratings on the offered certificates depends primarily on an assessment by the rating agencies of the mortgage loans and upon the financial strength of the certificate insurer. Any reduction of the rating assigned to the financial strength of the certificate insurer may cause a corresponding reduction of the ratings assigned to the offered certificates. A reduction in the rating assigned to the offered certificates will reduce the market value of the offered certificates and may affect your ability to sell them. See “Ratings” described herein.]

Risk of Losses as a Result of Geographic Concentration

As of             , 200    , approximately             % of the [revolving home equity loans] [closed-end mortgage loans] by aggregate principal balance of the loans were secured by properties that are located in the state of [State]. An overall decline in the residential real estate markets in these states could reduce the values of the properties securing such mortgage loans such that the principal balances of the related mortgage loans, together with any primary financing on the properties underlying these mortgage loans, could equal or exceed the value of such properties. Since the residential real estate market is influenced by many factors, including the general condition of the economy and interest rates, there is no guaranty that the residential real estate markets in these states will not weaken. If these residential real estate markets should weaken after the dates the mortgage loans are sold to the trust, losses on such mortgage loans will probably increase substantially. In the event of a natural disaster, such as an earthquake, fire or flood, the values of the properties may decline. Neither the mortgages, the pooling and servicing agreement nor the loan agreements require natural disaster insurance that would cover earthquake damage.

Description Of The Mortgage Loans

Mortgage Loans—General

The mortgage loans were originated pursuant to loan agreements and promissory notes and are secured by [first] [second] mortgages or deeds of trust. The mortgage loans relate to mortgaged properties located in          states (including the District of Columbia). The mortgaged properties securing the mortgage loans consist primarily of residential properties that are single family residential properties, including condominiums, cooperative apartments, townhouses and homes in one- to four- family residences, including investment properties. See “Description of the Mortgage Loans—Mortgage Loan Terms” described herein.

[The revolving home equity loans are adjustable rate revolving lines of credit, secured by first or second deeds of trust or mortgages.] [The closed-end mortgage loans are fixed or adjustable rate and are generally fully amortizing first or second lien mortgages.]

Underwriting Standards

The sponsor believes that the mortgage loans were underwritten in accordance with standards consistent with those utilized by lenders generally during the period of origination.

Underwriting standards are applied by or on behalf of a lender to evaluate the borrower’s credit standing and repayment ability, and the value and adequacy of the mortgaged property as collateral. In general, a prospective borrower applying for a mortgage loan is required to fill out a detailed application designed to provide to the underwriter pertinent credit information. As part of the description of the borrower’s financial condition, the borrower generally is required to provide a current list of assets and liabilities, employment information and payment information, as well as an authorization to acquire a credit report which summarizes the borrower’s credit history with merchants and lenders and record of bankruptcy or other public records. In most cases, an employment verification is obtained from an independent source (typically the borrower’s employer) which verification reports the length of employment with that organization, the current salary, and whether it is expected that the borrower will continue such employment in the future. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts.

[In determining the adequacy of the mortgaged property as collateral, an appraisal is made of each property considered for financing. The appraiser is generally required to inspect the property and verify that it is in good condition and that construction, if new, has been completed. With respect to the mortgage loans, the appraisal is based generally on the market value of comparable homes, the estimated rental income (if considered applicable by the appraiser) and the cost of replacing the home.]

Once all applicable employment, credit and property information is received, a determination generally is made as to whether the prospective borrower has sufficient monthly income available to meet the borrower’s monthly obligations on the proposed mortgage loan (determined on the basis of the monthly payments due in the year of origination) and other expenses related to the mortgaged property (such as property taxes and hazard insurance) and to meet monthly housing expenses and other financial obligations and monthly living expenses.

Mortgage Loan Terms

The sponsor’s mortgage loans are made for the purpose of enabling borrowers to purchase new homes or home improvements, refinance existing mortgage loans, consolidate debt and/or obtain cash for whatever purposes the borrowers desire. The sponsor’s mortgage loans are secured by single family residential properties which include condominiums, cooperative apartments, townhouses or homes in one-to four-family residences. The mortgaged properties may be owner-occupied, second or vacation homes, or non-owner occupied investment properties.

The sponsor offers a full range of mortgage loan programs, and the key distinguishing features of each program are the documentation required, the LTV, the mortgage and consumer credit payment history, the property type and the credit score necessary to qualify under a particular program. Nevertheless, each program relies upon the sponsor’s analysis of each borrower’s ability to repay, the risk that the borrower will not repay the loan, the fees and rates the sponsor’s charges, the value of the collateral, the benefit the sponsor believes it is providing to the borrower, and the loan amounts relative to the risk the sponsor believes it is taking.

[The One Month LIBOR for mortgage loans which have their interest rates adjusted quarterly is the rate of interest publicly announced from time to time as the “prime” or “base” rate of interest or any successor rate of interest charged by the index bank specified in the related loan agreement as in effect at the close of business on the last day of the last full calendar month of the immediately preceding quarter; the One-Month LIBOR for loans which have their interest rate adjusted monthly is the highest prime rate published in The Wall Street Journal on the first business day of the calendar month. Some loan agreements provide that, if the index bank ceases to announce the One-Month LIBOR the sponsor will designate a replacement method for calculating the interest rate on the loan that is comparable to the above-described method, upon notification to the borrower in accordance with such loan agreement. When a change in the One-Month LIBOR is published, a change in the loan rate will take effect on a specified date in the first month of the quarter following the date of the published change for loans which have their interest rates adjusted quarterly, or in the month following the date of the published change, for loans which have their interest rates adjusted monthly, and the new loan rate will apply to new loans and charges as well as to the existing loan balance.]

Mortgage Loan Pool

The statistical information presented in this prospectus supplement concerning the mortgage loan pool is based on the pool as of the statistic calculation date. As of the statistic calculation date, the aggregate principal balances of mortgage loans in the mortgage loan pool was $            . [Of this, the aggregate principal balance of revolving home equity loans in the mortgage loan pool was $            .] [The aggregate principal balance of closed-end mortgage loans in the mortgage loan pool was $            .] The sponsor expects that the aggregate principal balances of mortgage loans in the mortgage loan pool as of the closing date will be approximately $             with approximately [$             representing revolving home equity loans] [$             representing closed-end mortgage loans]. In addition to the mortgages included in the mortgage pool on the statistical calculation date, the mortgage pool on the closing date may include other mortgage loans originated or acquired by the sponsor on or prior to the closing date [or additional balances drawn on revolving home equity loans included on the statistical calculation date]. In addition, with respect to the pool as of the statistic calculation date as to which statistical information is presented herein, some amortization of the pool will occur prior to the closing date, certain mortgage loans included in the pool may prepay in full [or experience further draws,] and other loans may be determined not to meet the eligibility requirements for the final pool, and may not be included in the final pool. As a result of the foregoing, the statistical distribution of characteristics as of the closing date for the final mortgage loan pool will vary somewhat from the statistical distribution of such characteristics as of the statistic calculation date as presented in this prospectus supplement, although such variance will not be material. Unless otherwise noted, all statistical percentages in this prospectus supplement are measured by the aggregate principal balance of the mortgage loans as of the statistic calculation date.

The mortgage loan pool will consist of mortgage loans originated or acquired by the sponsor. The mortgage loans will be sold by the sponsor to the seller who will in turn sell the loans to the trust.

The mortgage loan pool will consist of mortgage loans used to purchase a new home or home improvements, to refinance an existing mortgage loan, to consolidate debt, or to obtain cash proceeds by borrowing against the mortgagor’s equity in the related mortgaged property.

As of the statistic calculation date, the mortgage loan pool contained [             revolving home equity loans evidenced by home equity line agreements] [closed-end mortgage loans evidenced by mortgage notes] secured by mortgages or deeds of trust on mortgaged properties located in              states. The mortgaged properties securing the mortgage loans will consist of single-family residences (which may be detached, part of a one-to four-family dwelling, a condominium unit, a cooperative apartment or a unit in a planned unit development). The mortgaged properties may be owner-occupied (which includes second and vacation homes) or nonowner-occupied investment properties.

Each of the [revolving home equity loans] [closed-end mortgage loans] will, as of the closing date, have a remaining term to maturity of less than              years. Each of the mortgage loans will not be              or more days delinquent as of the             date (except that certain mortgage loans, representing in the aggregate not in excess of             % of the aggregate principal balance of all mortgage loans in the pool as of the cut-off date, may be              -              days delinquent) and have a loan rate of at least             %.

Each of the mortgage loans will be an “actuarial” loan, i.e., a loan under which scheduled payments of principal and interest are applied to the loan as of a scheduled date each month, regardless of when the payment is received. None of the mortgage loans will be a “rule of 78’s” loan. As of the statistical calculation date,             % of the [revolving home equity loans] [closed-end mortgage loans] were secured by [first] [second] priority deeds of trust or mortgages on the related mortgaged properties.

[As of the statistic calculation date, the loan rates on the home equity lines of mortgage loans ranged from             % to             % per annum, and the weighted average loan rate of such home equity lines of mortgage loans was             % per annum. As of the statistic calculation date, the home equity lines of mortgage loans had original draw periods ranging from              months to              months, remaining draw periods ranging from              months to              months, a weighted average original draw period of              months, a weighted average remaining draw period of              months and a weighted average seasoning of              months, and no such home equity line of mortgage loan had a stated draw period later than             . As of the statistical calculation date, the home equity lines of mortgage loans had original terms to stated maturity ranging from              months to              months, remaining terms to stated maturity ranging from              months to              months, a weighted average original term to stated maturity of              months and a weighted average seasoning of              months, and no such home equity line of mortgage loan had a stated maturity later than             .]

[As of the statistic calculation date, the loan rates on the closed-end mortgage loans ranged from             % to             % per annum, and the weighted average loan rate of such closed-end mortgage loans was             % per annum. As of the statistic calculation date, the closed-end mortgage loans had original terms to stated maturity ranging from              months to              months, remaining terms to stated maturity ranging from              months to              months, a weighted average original term to stated maturity of

months and a weighted average seasoning of              months, and no such closed-end mortgage loan had a stated maturity later than             .]

[As of the statistic calculation date, the home equity credit lines of mortgage loans had a weighted average CLTV of             %., a weighted average junior lien ratio of             %, and a weighted average LTV of             %. As of the statistic calculation date, approximately             % of the home equity credit lines of mortgage loans by aggregate principal balance were secured by first priority deeds of trust or mortgages and the remainder by second priority deeds of trust or mortgages.]

[As of the statistic calculation date, the closed-end mortgage loans had a weighted average CLTV of             %, a weighted average junior lien ratio of             %, and a weighted average LTV of             %. As of the statistic calculation date, approximately             % of the closed-end mortgage loans by aggregate principal balance were secured by first priority mortgages and the remainder by second priority mortgages.]

[The “junior lien ratio” of a mortgage loan which is in a junior lien position is equal to the ratio (expressed as a percentage) of the original principal balance of such mortgage loan to the sum of (i) the original principal balance of such mortgage loan and (ii) the principal balance at the time of origination of the mortgage loan of any senior liens (computed at the time of origination of such mortgage loan).]

The following tables describe the mortgage loans and the related mortgaged properties based upon the mortgage loans as constituted at the opening of business on the statistic calculation date.

[Distribution of Type

Mortgage Loans

Type	Number of Mortgage Loans	Aggregate Balance Outstanding	% of Aggregate Principal Balance(1)
Home Equity Lines of Mortgage Loans
Closed-End Mortgage Loans

Total

(1)	Percentages may not sum to 100.00% because of rounding.]

Distribution of Loan Rates

Mortgage Loans

Range of Loan Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
to
to
to
to
to
to
to
to

Total

(1)	Percentages may not sum to 100.00% because of rounding.

As of the cut-off date, the minimum loan rate and the maximum loan rate of the mortgage loans are             % and             %, respectively. As of the cut-off date, the weighted average loan rate for the mortgage loans is approximately             %

Distribution of Principal Balances

Mortgage Loans

Range of Principal Balances	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
to
to
to
to
to
to
to
to

Total

(1)	Percentages may not sum to 100.00% because of rounding.

As of cut-off date, the minimum principal balance and maximum principal balance of the mortgage loans are $             and $            , respectively. As of the cut-off date, the average principal balance for the mortgage loans is approximately $            .

Geographic Distribution

Mortgage Loans

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
__________
__________
__________
__________
__________
__________
__________
__________
__________
__________
__________

Total

(1)	Percentages may not sum to 100.00% because of rounding.

Distribution of Mortgaged Property Types

Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
____________
____________
____________
____________

Total

(1)	Percentages may not sum to 100.00% because of rounding.

Distribution of Mortgage Loan Purpose

Mortgage Loans

Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
____________
____________
____________

Total

(1)	Percentages may not sum to 100.00% because of rounding.

Distribution of Occupancy Type

Mortgage Loans

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
Owner Occupied
Second Home
Investment

Total

(1)	Percentages may not sum to 100.00% because of rounding.

Distribution of Documentation Type

Mortgage Loans

Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
Alternative or Full Documentation
Stated Income with Verified Assets
Stated Income and Stated Assets

Total

(1)	Percentages may not sum to 100.00% because of rounding.

Distribution of Original Term of Stated Maturity

Mortgage Loans

Original Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
____________
____________

Total

(1)	Percentages may not sum to 100.00% because of rounding.

As of the cut-off date, the minimum original term and the maximum original term for the mortgage loans are expected to be              months and              months, respectively. As of the cut-off date, the weighted average original term to stated maturity for the mortgage loans is expected to be approximately              months.

Distribution of Remaining Term to Stated Maturity

Mortgage Loans

Remaining Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
__________
__________

Total

(1)	Percentages may not sum to 100.00% because of rounding.

As of the cut-off date, the minimum remaining term and the maximum remaining term to stated maturity for the mortgage loans are expected to be              months and              months, respectively. As of the cut-off date, the weighted average remaining term to stated maturity is expected to be approximately              months.

Distribution of Original Loan-to-Value Ratios(1)

Mortgage Loans

Range of Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(2)
______-______
______-______
______-______
______-______
______-______
______-______
______-______

Total

(1)	The original loan-to-value ratio is calculated as the original mortgage loan amount, divided by the lesser of the purchase price (if applicable) or the appraised value of the related mortgaged property at origination.
(2)	Percentages may not sum to 100.00% because of rounding.

As of the cut-off date, the minimum original loan-to-value ratio and the maximum original loan-to-value ratio for the mortgage loans are             % and             %, respectively. As of the cut-off date, the weighted average of the original loan-to-value ratio for the mortgage loans is approximately             %.

Distribution of Seasoning

Mortgage Loans

Seasoning (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
___ - ___
___ - ___
___ - ___
___ - ___
___ - ___
___ - ___

Total

(1)	Percentages may not sum to 100.00% because of rounding.

As of the cut-off date, the minimum months since origination and the maximum months since origination for the mortgage loans are expected to be              month and              months, respectively. As of the cut-off date, the weighted average months since origination for the mortgage loans is expected to be approximately              months.

Distribution of Margins

Mortgage Loans

Margin (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
______-______
______-______
______-______
______-______
______-______
______-______
______-______
______-______

Total

(1)	Percentages may not sum to 100.00% because of rounding.

As of the cut-off date, the minimum margin and the maximum margin of the mortgage loans are             % and             %, respectively. As of the cut-off date, the weighted average margin for the mortgage loans is approximately             %.

[Distribution of Maximum Loan Rates

Mortgage Loans

Maximum Loan Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
______-______
______-______
______-______
______-______
______-______
______-______
______-______
______-______
______-______

Total

(1)	Percentages may not sum to 100.00% because of rounding.

As of the cut-off date, the minimum maximum loan rate and the maximum maximum loan rate of the mortgage loans are             % and             %, respectively. As of the cut-off date, the weighted average maximum loan rate for the mortgage loans is approximately             %.]

Distribution of Original Credit Scores

Mortgage Loans

Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
______-______
______-______
______-______
______-______
______-______
______-______
______-______
______-______
______-______
______-______
______-______
______-______

Total

(1)	Percentages may not sum to 100.00% because of rounding.

As of the cut-off date, the minimum original credit score and the maximum original credit score for the mortgage loans are              and             , respectively. As of the cut-off date, the weighted average original credit score for the mortgage loans is approximately             .

Distribution of Prepayment Penalty Term

Mortgage Loans

Prepayment Penalty Term (at origination)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
No Penalty
One Year
Three Years

Total

(1)	Percentages may not sum to 100.00% because of rounding.

[Distribution of Maximum Credit Limits

Home Equity Lines of Mortgage Loans

Range of Maximum Credit Limits ($)	Number of Home Equity Lines of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Balance Principal(1)
to
to

Total:

(1)	Percentages many not sum to 100.00% because of rounding.

As of the cut-off date, the minimum maximum credit limit and the maximum maximum credit limit for the home equity lines of mortgage loans are $             and $            , respectively. As of the cut-off date, the weighted average maximum credit limit is approximately $            .]

[Distribution of Original Draw Periods

Home Equity Lines of Mortgage Loans

Range of Periods (Months)	Number of Home Equity Lines of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
__________________
__________________

Total

(1)	Percentages many not sum to 100.00% because of rounding.

As of the cut-off date, the minimum draw period and the maximum draw period for the home equity lines of mortgage loans are expected to be              month and              months, respectively. As of the cut-off date, the weighted average draw period is expected to be approximately              months.]

[Distribution of Remaining Draw Periods

Home Equity Lines of Mortgage Loans

Remaining Periods (Months)	Number of Home Equity Lines of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
____________
____________

Total

(1)	Percentages may not sum to 100.00% because of rounding.

As of the cut-off date, the minimum remaining draw period and the maximum draw period for the home equity lines of mortgage loans are expected to be              months and              months, respectively. As of the cut-off date, the weighted average remaining draw period is expected to be approximately              months.]

Yield And Maturity Considerations

The weighted average life of, and, if purchased at other than par (disregarding, for purposes of this discussion, the effects on the yield of a Class A-1 Certificate resulting from the timing of the closing date and those considerations discussed below under “Yield and Maturity Considerations—Payment Delay Feature of Certain Offered Certificates” described herein), the yield to maturity on an offered certificate will be directly related to the rate of payment of principal of the mortgage loans in the mortgage loan pool, including for this purpose voluntary prepayment in whole or in part of mortgage loans in the mortgage loan pool prior to stated maturity, liquidations due to defaults, casualties and condemnations, and repurchases of mortgage loans in the mortgage loan pool by the seller, the sponsor, the servicer [or the certificate insurer]. [In the case of home equity lines of mortgage loans, the rate at which borrowers make draws thereunder.] The actual rate of principal prepayments on pools of mortgage loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of principal prepayments may differ among pools of mortgage loans at any time because of specific factors relating to the mortgage loans in the particular pool, including, among other things, the age of the mortgage loans, the geographic locations of the properties securing the loans and the extent of the mortgagors’ equity in such properties, and changes in the mortgagors’ housing needs, job transfers and unemployment. See “Yield and Maturity Considerations” in the prospectus.

The final scheduled distribution date is                  for the Class A-1 Certificates and              for the Class A-2 Certificates. Such final scheduled distribution dates are based on a 0% prepayment assumption and on the assumptions specified below in this section. The original principal amounts of the Class A-1 Certificates and the Class A-2 Certificates as of the closing date less all amounts previously distributed to the owners of such offered certificates [other than the certificate insurer] on account of principal are referred to herein as the “Class A-1 Certificate Principal Balance” and the “Class A-2 Certificate Principal Balance”, respectively, or the related certificate principal balance.

The actual final distribution date with respect to each class of offered certificates could occur significantly earlier than the final scheduled distribution date because (i) prepayments are likely to occur which shall be applied to the payment of the certificate principal balances and (ii) the servicer [or, in limited circumstances, the certificate insurer,] may cause a termination of the trust when the aggregate outstanding principal amount of the mortgage loans in the trust has declined to 10% or less of the aggregate principal balance of the mortgage loans in the trust as of the closing date.

The tables set forth below are based on a prepayment assumption (the “prepayment assumption”) which assumes that each month during the remaining terms of a pool of mortgage loans, a specified percentage of the then outstanding principal balance of such mortgage loans is prepaid. The 100% prepayment assumption assumes a conditional prepayment rate of             % per annum of the then-outstanding principal balance of the mortgage loans in the first month of the life of the mortgage loans and an additional             % per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter during the life of the mortgage loans, the 100% prepayment assumption assumes a conditional prepayment rate of             % per annum each month. The 0% prepayment assumption assumes prepayment rates equal to 0% of the 100% prepayment assumption, i.e., no prepayments on the mortgage loans, and each percentage prepayment assumption between 0% and 100% assumes the prepayment rates equal to the specified percentage of the rates for the 100% prepayment assumption. The prepayment assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans relating to the offered certificates. [Generally, home equity lines of credit are not viewed by borrowers as permanent financing. Accordingly, the home equity lines of mortgage loans may experience a higher rate of prepayment than traditional first lien mortgage loans. On the other hand, because borrowers may make additional draws, the rates of principal payment on the home equity lines of mortgage loans will generally be slower than those of traditional fully-amortizing first lien mortgages with the same loan terms in the absence of prepayments on such home equity lines of mortgage loans.] The sponsor believes that no existing statistics of which it is aware provide a reliable basis for holders of offered certificates to predict the amount or the timing of receipt of prepayments on the mortgage loans. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase any of the offered certificates. Neither the sponsor nor the seller make any representations or warranties as to the rate of prepayment or the factors to be considered in connection with such determination.

The tables below were prepared based on the prepayment assumption, the assumptions in the following paragraph and the characteristics of a hypothetical pool of mortgage loans with the same percentage composition as the mortgage loan pool as of the statistic calculation date. To the extent the mortgage loans in the mortgage loan pool as of the closing date have characteristics which differ from those assumed in preparing the tables set forth below, such discrepancy may have an effect upon the percentages of the certificate principal balances outstanding and weighted average lives of the offered certificates set forth in the tables.

For the purpose of the tables below, it is assumed that:

•	the mortgage loan pool consists of a pool of mortgage loans with an aggregate principal balance equal to the expected original certificate principal balances for the offered certificates set forth herein and having the same percentage composition of characteristics as the mortgage loan pool as of the statistic calculation date as set forth below,

•	the closing date is .

•	distributions on the certificates are made on the th day of each month regardless of the day on which the distribution date actually occurs, commencing in , in accordance with the priorities described herein,

•	all prepayments are prepayments in full and include 30 days’ interest thereon,

•	no early termination of the trust occurs,

•	no mortgage loan is ever delinquent,

•	the assumed levels of one-month LIBOR and six-month LIBOR are % and %, respectively,

•	the offered certificates have the respective pass-through rates and original principal balances as set forth herein, and

•	all of the additional mortgage loans which are expected to be delivered to the trust are delivered to the trust by the closing date.

For purposes of the calculations in the following tables, the pool of mortgage loans was assumed to have the following collateral characteristics:

Description	Current Balance($)	Gross WAC (%)	Weighted Average Gross Margin (%)	Fully Indexed Rate (%)	Original Term to Maturity (months)	Original Amortization Term (months)	Remaining Term to Maturity (months)	Age (months)	Months to Roll (months)	Credit Utilization Rate (%)

[Closed-End]
[Home Equity]

The Class A-1 Table

The following table is based on the following constant prepayment rate assumptions:

Description	Scenario I (% CPR)	Scenario II (% CPR)	Scenario III (% CPR)	Scenario IV (% CPR)	Scenario V (% CPR)

[Home Equity Lines of Mortgage Loans]
[Closed-End Mortgage Loans]

Percentage of Initial Class A-1 Principal Balance

Outstanding at the Following Percentages of the Prepayment Assumption(1)[(2)]

Payment Date	I	II	III	IV	V
Initial	100%	100%	100%	100%	100%
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—

Weighted Average Life to Maturity (years)

Weighted Average Life to Call (years)

(1)	Assuming the early termination of the trust is exercised when the aggregate principal balance of the Class A-1 Certificates is equal to or less than 10% of the original aggregate principal balance of the Class A-1 Certificates.
(2)	[Assumes a constant draw rate of % for months with respect to the home equity line of mortgage loans with original terms of months, and months with respect to the home equity line of mortgage loans with original terms of months.]

The Class A-2 Table

The following table is based on the following constant prepayment rate assumptions:

Description	Scenario I (% CPR)	Scenario II (% CPR)	Scenario III (% CPR)	Scenario IV (% CPR)	Scenario V (% CPR)
[Home Equity Line of Mortgage Loans]
[Closed-End Mortgage Loans]

Percentage of Initial Class A-2 Principal Balance

Outstanding at the Following Percentages of the Prepayment Assumption(1)[(2)]

Payment Date	I	II	III	IV	V
Initial	100%	100%	100%	100%	100%
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
Weighted Average Life to Maturity (years)	—	—	—	—	—
Weighted Average Life to Call (years)(1)	—	—	—	—	—

(1)	Assuming the early termination of the trust is exercised when the aggregate principal balance of the Class A-2 Certificates is equal to or less than 10% of the original aggregate principal balance of the Class A-2 Certificates.
[(2)	Assumes a constant draw rate of % for months with respect to the home equity lines of mortgage loans with original terms of months, and months with respect to the home equity lines of mortgage loans with original terms of months.]

Payment Delay Feature of Certain Offered Certificates

The effective yield to the beneficial owners of the Class A-1 Certificates will be lower than the yield otherwise produced by the respective Class A-1 Pass-Through Rate and purchase price of such certificates because principal and interest distributions will not be payable to such holders until at least the          day of the month following the month of accrual (without any additional distribution of interest or earnings thereon in respect of such delay).

Use Of Proceeds

The sponsor will sell the mortgage loans to the seller and the seller will sell the mortgage loans to the trust, and each transaction will occur concurrently with the sale of the offered certificates and the net proceeds from the sale of the offered certificates will be applied to the purchase of the mortgage loans. Such net proceeds will (together with the Class R Certificates retained by the sponsor or its affiliates) represent the purchase price paid by the trust to the seller for the sale of the mortgage loans to the trust and represent the purchase price paid by the seller to the sponsor for the sale of the mortgage loans to the seller. Such amount will be determined as a result of the pricing of the offered certificates through the offering described in this prospectus supplement. The net proceeds to be received from the sale of the mortgage loans will be added to the sponsor’s general funds and will be available for general corporate purposes, including the repayment of debt and the purchase of new mortgage loans.

The Sponsor And The Servicer

The sponsor is a federally chartered and federally insured stock savings bank. The sponsor’s home office is located at 7926 Jones Branch Drive, McLean, Virginia 22102, and its executive offices are located at 7501 Wisconsin Avenue, Bethesda, Maryland 20814. The sponsor’s telephone number is (301) 986-7000. The sponsor is subject to comprehensive regulation, examination and supervision by the OTS and the FDIC. Deposits at the sponsor are fully insured up to $100,000 per insured depositor by the Savings Association Insurance Fund, which is administered by the FDIC.

At                 , 20        , the sponsor had consolidated assets of approximately $         billion, deposits of approximately $         billion, and stockholders’ equity of approximately $         million. As a savings bank chartered under the laws of the United States, the sponsor is subject to certain minimum regulatory capital requirements imposed under the Financial Institution Reform, Recovery, and Enforcement Act of 1989, as amended. At                 , 20        , the sponsor’s tangible, core, tier 1 risk-based and total risk-based regulatory capital ratios were         %,         %,         % and         %, respectively. As of such date, the sponsor’s capital ratios exceeded the requirements under FIRREA as well as the standards established for “well-capitalized” institutions under the prompt corrective action regulations established pursuant to the Federal Deposit Insurance Corporation Improvement Act of 1991. The OTS has the discretion to treat a “well-capitalized” institution as an “adequately capitalized” institution for purposes of the prompt corrective action regulations if, after notice and an opportunity for a hearing, the OTS determines that the institution (i) is being operated in an unsafe or unsound condition or (ii) has received and has not corrected a less than satisfactory examination rating for asset quality, management, earnings or liquidity.

Servicing

In its capacity as servicer, the sponsor will be responsible for servicing the mortgage loans.

[The sponsor as servicer generates statements on mortgage loans on the          day of each month. Payments are due          days later. On the following day, the sponsor deems the borrower to be one day late. If payment has not been received within              days after the due date, a system-generated reminder notice is sent to the borrower. If complete payment has not been received within          days after the due date, the sponsor charges a late fee equal to         % of the total amount due or $        , whichever is greater, and sends a system-generated late fee notice to the borrower. A second system-generated late notice, or a preprinted contact letter, is sent to the borrower if payment has not been received within          days after the payment due date. If payment of the account becomes          days past due, and the borrower has not made arrangements to bring the loan current, the sponsor obtains an updated appraisal of the security property, verifies the status of any first trust loan and sends a breach letter to the borrower requiring that the mortgage loan and any such first trust loan be brought current to prevent acceleration of the loan balance.

The sponsor follows practices customary in the savings industry in attempting to cure delinquencies and in pursuing remedies upon default. Generally, if the borrower does not cure the delinquency within 90 days, the sponsor initiates foreclosure action. If the mortgage loan is not reinstated or paid in full, an auction will be held to dispose of the property. If the sponsor believes the offer is inadequate in view of the security property’s appraised value, the sponsor may decide to participate in the auction. If the sponsor is the successful bidder, the sponsor will take steps to liquidate the property.

Servicing and collection policies may change over time in accordance with the sponsor’s business judgment, applicable laws and regulations, industry practices and other items.

Delinquency and Foreclosure Experience

As of                 , 20    , the sponsor serviced a portfolio of approximately $         billion aggregate principal amount of residential mortgage loans for itself as well as for other parties. The mortgage loans are being serviced in Laurel, Maryland.

The following sets forth certain information, as reported by the sponsor, concerning recent delinquency and foreclosure experience on residential mortgage loans serviced for itself and for third-party investors.

Delinquency and Foreclosure Experience(1)

	Number of Loans	Dollar Amount of Loans	Number of Loans	Dollar Amount of Loans	Number of Loans	Dollar Amount of Loans	Number of Loans	Dollar Amount of Loans
Total Loans

Period of Delinquency:(2)
30-59 Days
60-89 Days
90 or more Days
Total Delinquent Loans

Percent of Loans

Foreclosure(3)

Foreclosure Ratio

(1)	Percentages in the table are rounded to the nearest 0.01% and are based on the total number or dollar amount of loans outstanding.
(2)	The indicated periods of delinquency are based on the number of days past due, based on a 30-day month. No mortgage loan is considered delinquent for these purposes until one month has passed since its contractual due date. A mortgage loan is no longer considered delinquent once foreclosure proceedings have commenced.
(3)	Includes loans in the applicable portfolio for which foreclosure proceedings had been instituted as of the dates indicated.

There can be no assurance that the delinquency and foreclosure experience on the mortgage loans included in the trust will be similar to that set forth above. The information should not be considered to reflect the credit quality of the mortgage loans included in the mortgage pool, or as a basis for assessing the likelihood, amount or severity of losses on the mortgage loans. The statistical data in the table is based on all of the residential mortgage loans in the sponsor’s servicing portfolio. The mortgage loans may have characteristics which distinguish them from the majority of the loans in the sponsor’s servicing portfolio.

The Seller

[SPV Name] was formed in the State of Delaware on                 . The principal executive offices of [SPV Name] are located at                                 . Its telephone number is (        )             .

[SPV Name] was organized for the purpose of, among other things, acquiring and selling mortgage assets to the trust. [SPV Name] will not insure or guarantee distributions on the offered certificates.

Description Of The Certificates

Home Loan Asset-Backed Certificates, Series 20        -     consisting of the offered certificates and the Class R Certificates issued pursuant to a pooling and servicing agreement dated as of                 , 20     among the servicer, the seller, the sponsor and the trustee. Only the offered certificates are offered hereby.

The offered certificates will represent undivided ownership interests in the mortgage loans.

The offered certificates are issuable in original principal amounts of $1,000 and integral multiples thereof, except that one certificate for each class of offered certificates may be issued in a lesser amount.

Book-Entry Registration of the Offered Certificates

The offered certificates will be book-entry certificates. The beneficial owners may elect to hold their offered certificates through DTC in the United States, or Clearstream or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems. The book-entry certificates will be issued in one or more certificates per class of offered certificates which in the aggregate equal the principal balance of such offered certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their Participants through customers’ securities accounts in Clearstream’s and Euroclear’s names on the books of their respective depositaries which in turn will hold such positions in customers’ securities accounts in the depositaries’ names on the books of DTC. Citibank N.A. will act as depositary for Clearstream and JP Morgan Chase Bank will act as depositary for Euroclear.

Transfers within DTC, Clearstream or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through Clearstream or Euroclear, on the other, will be effected in DTC through the relevant depositary of Clearstream or Euroclear, respectively. Except as described under “Description of the Securities—Form of Securities” in the prospectus, no beneficial owner will be entitled to receive a Definitive Certificate. Unless and until Definitive Certificates are issued, it is anticipated that the only “owner” of such Offered Certificates will be Cede & Co., as nominee of DTC. Beneficial owners will not be owners as that term is used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise their rights indirectly through Participants and DTC.

For information with respect to book-entry procedures relating to the certificates, see “Description of the Securities—Form of Securities” in the prospectus.

Original Certificate Principal Balances

The original Class A-1 Certificate Principal Balance is expected to be $                 and the original Class A-2 Certificate Principal Balance is expected to be $                . In the event that the sponsor does not, as of the closing date, have the full amount of mortgage loans which the sponsor expects to sell to the seller who in turn will sell to the trust, the sponsor will reduce the amounts of the offered certificates; the sponsor does not expect that the original principal amount of any class of offered certificates will increase or decrease by more than 5% as a result of such non-delivery. Even if the full expected amount of mortgage loans is delivered, certain adjustments (plus or minus 5%) may occur in the class sizes.

Pass-Through Rates

The Class A-1 Pass-Through Rate will be         %. The Class A-2 Pass- Through Rate will be equal to the lesser of One-Month LIBOR plus         % per annum.

Distributions

Distributions on the certificates are required to be made on the                  day of each calendar month, or if such day is not a business day, the next succeeding business day commencing on                 , to the owners of record. The owners of record shall be such owners of the certificates as of the last day of the calendar month immediately preceding the calendar month in which such distribution date occurs, whether or not such day is a business day in an amount equal to the product of such owner’s percentage interest and the amount distributed in respect of such owner’s class of such certificates on such distribution date.

Distributions of Interest

On each distribution date, the interest due with respect to each class of offered certificates will equal, in the case of the Class A-1 Certificates, the interest due with respect to the Class A-1 Certificates, and will be the interest which has accrued thereon at the Class A-1 Pass-Through Rate during the calendar month immediately preceding the calendar month in which such distribution date occurs, and, in the case of the Class A-2 Certificates, the interest which has accrued thereon at the Class A-2 Pass-Through Rate from the preceding distribution date to and including the day prior to the current distribution date, in each case, together with any unpaid interest shortfalls relating to such class from prior periods.

Calculations of interest on the Class A-1 Certificates will be made on the basis of a 360-day year assumed to consist of twelve 30-day months; all calculations of interest on the Class A-2 Certificates will be made on the basis of the actual number of days elapsed in the related accrual period, divided by 360.

Distribution of Principal

The owners of each class of offered certificates will be entitled to receive certain monthly distributions of principal on each distribution date which generally reflect collections of principal on the mortgage loans during the prior calendar month. On each distribution date until the certificate principal balance for a class of offered certificates has been reduced to zero, the owners of each class of offered certificates will be entitled to receive 100% of the principal distribution amount with respect to the mortgage loan pool.

The principal distribution amount for the mortgage loan pool will generally equal the amount of principal due or collected with respect to the mortgage loans on account of scheduled payments due during the related remittance period, principal prepayments made during the related remittance period, the purchase or repurchase of mortgage loans required to be purchased or repurchased during the related remittance period, substitution amounts due with respect to mortgage loans substituted during the related remittance period and mortgage loans which became liquidated mortgage loans during the related remittance period.

In no event will the principal distribution amount for any class of offered certificates and distribution date be less than zero or be greater than the then-outstanding certificate principal balance of the related class of offered certificates.

The amount of any loss on a “liquidated mortgage loan”, i.e., a defaulted mortgage loan as to which the servicer has determined that all amounts that it expects to recover on such mortgage loan have been recovered (exclusive of any possibility of a deficiency judgment), may or may not be recovered by the owners of the offered certificates on the distribution date which immediately follows the event of loss.

[Distributions and Insured Payments With Respect to of the Offered Certificates

No later than the third business day prior to each distribution dates the trustee will be required to determine the available funds which will be on deposit in the distribution account on such distribution date. If the insured distribution amount for any class of offered certificates on any distribution date exceeds the available funds for such distribution date, the trustee will be required to draw the amount of such insufficiency from the certificate insurer under the certificate insurance policy. Amounts which cannot be distributed to the owners of the certificates as a result of proceedings under the United States Bankruptcy Code or similar insolvency laws will not be considered in determining the amount of available funds with respect any distribution date.

On each distribution date, and following the making by the trustee of all allocations, transfers and deposits heretofore described, from amounts (including any related insured payment) then on deposit in the distribution account, the trustee will be required to distribute to the owners of each class of offered certificates the distribution amount with respect to such class for such distribution date.]

[The Certificate Insurance Policy]

The following information has been supplied by the certificate insurer for inclusion in this prospectus supplement.

The sponsor will obtain a certificate insurance policy, issued by the certificate insurer, in favor of the owners of the offered certificates. The certificate insurance policy provides for 100% coverage of the insured distribution amount with respect to each class of offered certificates.

The certificate insurance policy unconditionally guarantees the payment of insured payments on the offered certificates. The certificate insurer is required to make insured payments to the trustee as paying agent on the later of the distribution date or on the business day next following the day on which the certificate insurer shall have received telephonic or telegraphic notice, subsequently confirmed in writing, or written notice by registered or certified mail, from the trustee that an insured payment is due.

Each owner of an offered certificate which pays to the bankruptcy court as a “voidable preference” under the United States Bankruptcy Code any amounts (“Preference Amounts”) theretofore received by such owner on account of such offered certificate will be entitled to receive reimbursement for such amounts from the certificate insurer, but only after (i) delivering a copy to the trustee of a final, nonappealable order (a “Preference Order”) of a court having competent jurisdiction demanding payment of such amount to the bankruptcy court and (ii) assigning such owner’s claim with respect to such Preference Order to the certificate insurer. In no event shall the certificate insurer pay more than one insured payment in respect of any Preference Amount.

The certificate insurance policy is non-cancelable.

THE CERTIFICATE INSURANCE POLICY IS NOT COVERED BY THE PROPERTY/ CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

The certificate insurer’s obligation under the certificate insurance policy will be discharged to the extent that funds are received by the trustee for distribution to the certificateholders, whether or not such funds are properly distributed by the trustee.

The certificate insurance policy does not guarantee to the owners of the offered certificates any specific rate of prepayments of principal of the mortgage loans.

Pursuant to the pooling and servicing agreement, the certificate insurer is subrogated to the rights of the owners of the offered certificates to the extent of any such payment under the certificate insurance policy.]

[The Certificate Insurer]

[to be added]

The Loan Purchase Agreement

Pursuant to the loan purchase agreement, the sponsor on the closing date and on each subsequent transfer date will sell without recourse to the seller all right, title and interest of the sponsor in each mortgage loan listed on the schedule delivered to the seller and the trustee on the closing date and all its right, title and interest in all principal collected and all interest due on each such mortgage loan on or after the cut-off date.

Governing Law. The loan purchase agreement will be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

The Pooling and Servicing Agreement

In addition to the provisions of the pooling and servicing agreement summarized elsewhere in this prospectus supplement and the prospectus, there is set forth below a summary of certain other provisions of the pooling and servicing agreement.

Formation of the Trust

The trust will be created and established pursuant to the pooling and servicing agreement on the closing date. On such date, the seller, who has purchased without recourse from the sponsor the mortgagee loans, will sell without recourse the mortgage loans to the trust and the trust will issue the offered certificates to the owners thereof.

The property of the trust shall include all money, instruments and other property to the extent such money, instruments and other property are subject or intended to be held in trust for the benefit of the owners, and all proceeds thereof, including, without limitation, (i) the mortgage loans, (ii) such amounts, including eligible investments, as from time to time may be held by the trustee in the distribution account and by the servicer in the collection account (except as otherwise provided in the pooling and servicing agreement), each to be created pursuant to the pooling and servicing agreement, (iii) any mortgaged property, the ownership of which has been effected on behalf of the trust as a result of foreclosure or acceptance by the servicer of a deed in lieu of foreclosure and that has not been withdrawn from the trust, (iv) any insurance policies relating to the mortgage loans and any rights of the sponsor under any insurance policies, [and (v) the certificate insurance policy with respect to the offered certificates.]

Sale of Mortgage Loans

Pursuant to the pooling and servicing agreement, the seller on the closing date and on each subsequent transfer date will sell without recourse to the trust all right, title and interest of the seller in each mortgage loan listed on the schedule delivered to the trustee on the closing date and all its right, title and interest in all principal collected and all interest due on each such mortgage loan on or after the cut-off date.

In connection with the sales of the mortgage loans on the closing date, the sponsor will be required to deliver or cause to be delivered to the trustee a file consisting of, among other things, (i) the original mortgage certificates, duly endorsed to the trustee, (ii) originals or certified copies of all intervening assignments, showing a complete chain of title from origination to the assignor under the assignment of the mortgage described in the following paragraph, with evidence of recording thereon, (iii) originals or certified copies of all assumption and modification agreements if any, and (iv) either: (a) the original mortgage, with evidence of recording thereon, (b) a true and accurate copy of the mortgage where the original has been transmitted for recording, until such time as the original is returned by the public recording office or (c) a copy of the mortgage certified by the public recording office in those instances where the original recorded mortgage has been lost or is permanently retained by the public recording office. The trustee will agree, for the benefit of the owners, to review each such file within [90 business days] after the closing date to ascertain that all required documents, or certified copies of documents, have been executed and received.

The sponsor is additionally required to cause to be prepared and recorded, within [75 business days] of the closing date (or, if original recording information is unavailable, within such later period as is permitted by the pooling and servicing agreement) assignments of the mortgages to the trustee, in the appropriate jurisdictions in which such recordation is necessary to perfect the lien thereof as against creditors of or purchasers from the sponsor and the seller; provided, however, that if the sponsor furnishes to the trustee [and to the certificate insurer] an opinion of counsel to the effect that no such recording is necessary to perfect the trustee’s interests in the mortgages with respect to any of the jurisdictions in which time related mortgaged properties are located, then such recording will not be required with respect to such jurisdictions, or [, at the election of the certificate insurer,] any jurisdictions.

Governing Law. The pooling and servicing agreement and each Certificate will be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

Termination of the Trust

The pooling and servicing agreement will provide that the trust will terminate upon the payment to the owners of all certificates from amounts [other than those available under the certificate insurance policy] required to be paid such owners upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last mortgage loan or (b) the disposition of all property acquired in respect of any mortgage loan remaining in the trust.

Optional Termination

By the Servicer. At its option, the sponsor as servicer acting directly or through one or more affiliates may determine to purchase from the trust all of the mortgage loans and other property then held by the trust at a price at least equal to the aggregate certificate principal balances of all offered certificates plus the aggregate distribution amounts with respect thereto, and thereby effect early retirement of the certificates, on any remittance date after the remittance period during which the outstanding aggregate principal balances of the offered certificates in the trust have declined to 10% or less of the aggregate principal balances of the offered certificates as of the closing date. If the sponsor calls the offered certificates, the sponsor must deposit into the related distribution account an amount equal to the aggregate outstanding principal balance of the offered certificates, plus all accrued and unpaid interest at the related pass-through rate through the end of the accrual period preceding the final scheduled distribution date [together with all amounts due and owing to the certificate insurer].

Upon Loss of REMIC Status. Following a final determination by the Internal Revenue Service, or by a court of competent jurisdiction, in each case from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, to the effect that the trust does not and will no longer qualify as a “REMIC” pursuant to Section 860D of the Code (the “Final Determination”), at any time on or after the date which is 30 calendar days following such Final Determination, (i) the owners of a majority in percentage interest represented by the offered certificates then outstanding may direct the trustee to adopt a plan of complete liquidation with respect to the trust [and (ii) the certificate insurer may notify the trustee of the certificate insurer’s determination to purchase from the trust all mortgage loans and other property acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any mortgage loan then remaining in the trust, and thereby effect the early retirement of the certificates]. Upon receipt of such notice or direction, the trustee will be required to notify the owners of the Class R Certificates of the determination of [the Certificate Insurer or] the owners of the offered certificates to liquidate. The majority owners of the trust represented by the Class R Certificates then outstanding may, within 60 days from the date of receipt of the termination notice (the “Purchase Option Period”), at their option, purchase from the trust all mortgage loans and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any mortgage loan then remaining in the trust as of the date of such purchase plus one month’s interest on such amount at the weighted average pass-through rate.

[If, during the Purchase Option Period, the owners of the Class R Certificates have not exercised the option described above, then upon the expiration of the Purchase Option Period the certificate insurer may purchase the trust estate within 60 days after the expiration of the Purchase Option Period or the trustee will sell the mortgage loans and distribute the proceeds of the liquidation thereof.]

[Following a Final Determination, the majority owners of the trust represented by the Class R Certificates then outstanding may, at their option (and upon delivery to the trustee [and the certificate insurer] of an opinion of counsel experienced in federal income tax matters to the effect that the effect of the Final Determination is to substantially increase the probability that the gross income of the trust will be subject to federal taxation), purchase from the trust all mortgage loans and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any mortgage loan then remaining in the trust estate at a purchase price equal to the aggregate certificate principal balance as of the date of such purchase plus interest accrued on the offered certificates since the prior distribution date at the weighted average pass-through rate. The pooling and servicing agreement provides that the foregoing opinion shall be deemed satisfactory unless a majority of the percentage interest of the offered certificates give the owners of the Class R Certificates notice that such opinion is not satisfactory within thirty days after receipt of such opinion.]

Material Federal Income Tax Consequences

The following discussion of certain material federal income tax consequences of the purchase, ownership and disposition of the certificates is to be considered only in connection with “Material Federal Income Tax Consequences” in the accompanying prospectus. The discussion in this prospectus supplement and in the accompanying prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the accompanying prospectus does not purport to deal with all federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the certificates.

Treatment of the REMIC Securities

REMIC Elections. The trustee will cause one or more REMIC elections to be made with respect to the assets of the trust. Dewey Ballantine LLP, tax counsel, will deliver its opinion that, for federal income tax purposes, assuming (i) the REMIC elections are timely made, and (ii) all parties comply with the related pooling and servicing agreement, the trust will be treated as one or more REMICs for federal income tax purposes. Each of the offered certificates will be a regular interest in a REMIC.

For federal income tax purposes, the offered certificates, as regular interests in a REMIC, are treated as debt instruments issued by the REMIC on the date on which those interests are created, and not as ownership interests in the REMIC or its assets. Owners of offered certificates that otherwise report income under a cash method of accounting will be required to report income with respect to the offered certificates under an accrual method. See “Material Federal Income Tax Consequences—REMIC Securities—Taxation of Beneficial Owners of REMIC Regular Securities” in the prospectus.

Special Tax Attributes. The offered certificates possess special tax attributes by virtue of the REMIC provisions of the Code. See “Material Federal Income Tax Consequences—REMIC Securities—Special Tax Attributes” in the prospectus.

Discount and Premium. It is not anticipated that the offered certificates will be issued with any original issue discount (“OID”) other than possibly OID within a de minimis exception and that accordingly the provisions of Sections 1271 through 1273 and 1275 of the Code generally will not apply to the offered certificates. OID will be considered de minimis if it is less than 0.25% of the principal amount of an offered certificate multiplied by its expected weighted average life. Because regulations regarding the accrual of income on prepayable debt instruments such as the offered certificates have not yet been issued by the Internal Revenue Service, the proper treatment regarding possible OID and the accrual of income on the offered certificates is not clear. See “Material Federal Income Tax Consequences—Discount and Premium—Original Issue Discount” in the prospectus. The prepayment assumption that will be used for purposes of computing OID, if any, for federal income tax purposes is [    ]% of the prepayment assumption with respect to the mortgage loan pool. See “Prepayment and Yield Consequences” described herein. No representation is made that any of the mortgage loans will prepay at this rate or any other rate. A subsequent purchaser who buys an offered certificate for less than its principal amount may be subject to the “market discount” rules of the Code. See “Material Federal Income Tax Consequences—Discount and Premium—Market Discount” in the prospectus. A subsequent purchaser who buys an offered certificate for more than its principal amount may be subject to the “market premium” rules of the Code. See “Material Federal Income Tax Consequences—Discount and Premium—Securities Purchased at a Premium” in the prospectus.

Sale or Redemption of the Offered Certificates. If an offered certificate is sold or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and such seller’s adjusted basis in the offered certificate. See “Material Federal Income Tax Consequences—REMIC Securities—Sales of REMIC Securities” in the prospectus.

Other Matters. For a discussion of information reporting, backup withholding and taxation of foreign investors in the offered certificates, see “Material Federal Income Tax Consequences—REMIC Securities—Reporting and Other Administrative Matters,” “—Backup Withholding” and “—Foreign Investors—Grantor Trust Securities, Debt Securities and REMIC Regular Securities” in the prospectus.

State Tax Considerations. State tax consequences to each holder will depend upon the provisions of the state tax laws to which the holder is subject. Potential investors are urged to consult their own tax advisors with respect to state taxes.

ERISA Considerations

ERISA and the Code impose certain prohibitions, duties and requirements on pension, profit sharing and other employee benefit plans contemplating investment in the offered certificates. The United States Department of Labor (the “DOL”) has issued to the Underwriter individual prohibited transaction exemptions, (the “Exemptions”), which generally exempt from the applicable provisions of ERISA and the Code, certain transactions with respect to the initial purchase, the holding and the subsequent resale by plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemptions. The loans covered by the Exemptions include mortgage loans such as the mortgage loans. See “ERISA Considerations” in the prospectus.

Prospective plan investors in the offered certificates should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the Exemptions, and the potential consequences in their specific circumstances, prior to making an investment in the offered certificates. Moreover, each plan fiduciary should determine whether under the general fiduciary standards of investment procedure and diversification an investment in the offered certificates is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan’s investment portfolio. See “ERISA Considerations” in the prospectus.

Ratings

It is a condition of the original issuance of the offered certificates that they receive ratings of AAA by Standard & Poor’s and Aaa by Moody’s. [The ratings assigned to the offered certificates will be based on the claims-paying ability of the certificate insurer.] The ratings assigned to mortgage-backed securities generally address the likelihood of the receipt of all distributions on the mortgage loans by the related securityholders under the agreements pursuant to which the certificates are issued. The ratings take into consideration the credit quality of the related mortgage pool, including any credit support, structured and legal aspects associated with the certificates and the extent to which payment streams on the mortgage pool and adequate to make the payments required by the certificates. The ratings on the certificates do not constitute a statement regarding the frequency of prepayments on the related mortgage loans.

The ratings assigned to the securities do not address the possibility that, as a result of principal prepayments, the securityholders may receive a lower than anticipated yield.

The ratings assigned to the offered certificates should be evaluated separately from similar ratings of other types of securities. A rating is not a recommendation to buy, sell or hold securities and may be subject to withdrawal or revision at any time by the rating agencies.

The sponsor has not requested a rating of the offered certificates from any rating agency other than the rating agencies described above; there can be no assurance, however, as to whether any other rating agency will rate the offered certificates or, if it does, what rating would be assigned by any other rating agency. The rating assigned by another rating agency to the offered certificates may be lower than the respective rating assigned by the rating agencies described above.

Legal Investment Considerations

Although upon their initial issuance all classes of offered certificates are expected to be rated AAA by Standard & Poor’s and Aaa by Moody’s, no class of the offered certificates will constitute “mortgage related securities” for purposes of SMMEA.

Underwriting

Under the terms and subject to the conditions set forth in the underwriting agreement for the sale of the offered certificates, dated                  between the sponsor and the underwriter, the sponsor has agreed to cause the trust to sell and the underwriter has agreed, subject to the terms and conditions set forth in the underwriting agreement, to purchase the entire principal amount of each class of offered certificates in the amounts as set forth below:

	Class A-1 Certificates	Class A-2 Certificates
Underwriter	Principal Amount	Principal Amount
	$	$
Total	$	$

The underwriter has agreed to reimburse the sponsor for certain expenses of the issuance and distribution of the offered certificates.

The underwriter has informed the sponsor that they propose to offer the offered certificates for sale from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined, in each case, at the time of the related sale. The underwriter may effect such transactions by selling the offered certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriter. In connection with the sale of the offered certificates, the underwriter may be deemed to have received compensation from the sponsor in the form of underwriting compensation. The underwriter and any dealers that participate with the underwriter in the distribution of the offered certificates may be deemed to be underwriters and any commissions received by them and any profit on the resale of the offered certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

The sponsor has agreed to indemnify the underwriter against certain liabilities including liabilities under the Securities Act of 1933, as amended.

The sponsor has been advised by the underwriter that the underwriter presently intends to make a market in the offered certificates, as permitted by applicable laws and regulations. The underwriter is not obligated, however, to make a market in the offered certificates and such market-making may be discontinued at any time at the sole discretion of the underwriter. Accordingly, no assurance can be given as to the liquidity of, or trading markets for, the offered certificates.

Experts

The financial statements of [insert name of certificate insurer] included in this prospectus supplement in Appendix A, as of              and              and for each of the years in the three year period then ended, have been included in reliance upon the report of [name of accounting firm], independent certified public accountants, appearing in Appendix A, upon the authority of such firm as experts in accounting and auditing.

Certain Legal Matters

Certain legal matters relating to the validity of the issuance of the certificates will be passed upon by [Dewey Ballantine LLP, New York, New York.] [Alston & Bird LLP, New York, New York, and Washington, D.C.]

$

Chevy Chase Home Loan Trust 20  -

Issuer

Chevy Chase Bank, F.S.B.

Sponsor and Servicer

$

            % Class A-1 Certificates

$

Variable Rate Class A-2 Certificates

Asset-Backed Certificates

Series 20  -

PROSPECTUS SUPPLEMENT

                        , 20

Prospectus supplement to prospectus dated August 26, 2003

$

Chevy Chase Home Loan Trust 200_-_

Asset-Backed Notes, Series 200_-_

$                     % Class A-1 Notes

$                 Variable Rate Class A-2 Notes

[Chevy Chase Logo]

Chevy Chase Bank, F.S.B.

(Sponsor and Servicer)

You should read the section entitled “Risk Factors” starting on page [S-8] of this prospectus supplement and on page 5 of the accompanying prospectus and consider these factors before making a decision to invest in the notes.

The notes represent obligations of the trust only and are not interests in or obligations of any other person. The notes do not represent an interest in or obligation of Chevy Chase Bank, F.S.B., the seller, the indenture trustee, the owner trustee, or any of their affiliates. No governmental agency or instrumentality has insured or guaranteed the notes or the underlying mortgage loans.

The trust will issue—

•	Two classes of notes that are offered by this prospectus supplement.

•	A class of notes, representing the beneficial interest in the trust, not offered hereby.

The trust fund—

•	The trust fund consists primarily of a pool of [revolving home equity loans] [closed-end fixed rate and adjustable rate residential mortgage loans] secured by [first] [second] lien mortgages or deeds of trust on residential real estate properties.

The notes—

•	The notes offered hereby will be backed primarily by the [revolving home equity loans] [closed-end mortgage loans].

•	Receive monthly distributions on the th day of each month, or if not a business day on the next business day, beginning , 20 .

•	Currently have no trading market.

Credit enhancement—

•	[The notes will be unconditionally and irrevocably guaranteed as to the timely payment of interest and as to specified payments of principal pursuant to the terms of a note insurance policy to be issued by

[Insurer Logo]]

•	[other enhancement]

Class	Original Note Principal Balance	Interest Rate	Price to the Public[1]	Underwriting Discount	Proceeds to the Sponsor[2]	Final Stated Maturity Date
A-1	$	%	%	%	$
A-2	$	%	%	%	$

Total	$			$	$

[1]	Plus in the case of the Class A-1 Notes, interest accrued from , 20 .
[2]	The proceeds to the sponsor were calculated without taking into account the expenses of this offering, which are estimated to be approximately $ .

[Underwriter], as underwriters, will purchase the offered notes from the issuer. See “Underwriting” described herein. Delivery of the notes will take place in book-entry form on or about             , 20    .

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus supplement. Any representation to the contrary is a criminal offense.

The date of this prospectus supplement is             , 20    .

Important notice about the information presented in this

prospectus supplement and the accompanying prospectus

We provide information to you about the notes in two separate documents that provide progressively more detail:

•	the accompanying prospectus, which provides general information, some of which may not apply to your series of notes, and

•	this prospectus supplement, which describes the specific terms of your series or class of notes.

If the accompanying prospectus contemplates multiple options, you should rely on the information in this prospectus supplement as to the applicable option.

We cannot sell the notes to you unless you have received both this prospectus supplement and the accompanying prospectus. You should rely only on the information contained in this prospectus supplement and the prospectus [or other information that we have provided to you relating to the Series 20     notes]. We have not authorized anyone to provide you with information that is different. The information contained in this prospectus supplement and the prospectus may only be accurate on the date of this document.

Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the notes and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the notes will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further information concerning a particular topic. The following table of contents provides the pages on which these captions in the prospectus supplement are located. The prospectus supplement contains a table of contents that provides the pages in which captions in the prospectus are located.

i

ii

SUMMARY

This summary highlights selected information from this document and does not contain all the information that you need to consider in making your investment decision. To understand all of the terms of the notes offered hereby, read carefully this prospectus supplement and accompanying prospectus.

Issuer	Chevy Chase Home Loan Trust 20 - .

Sponsor and Servicer	Chevy Chase Bank, F.S.B., a federally chartered and federally insured stock savings bank. The sponsor’s principal executive offices are located at 7501 Wisconsin Avenue, Bethesda, Maryland 20814, and its phone number is (301) 986-7000.

Indenture Trustee	[ ]

Owner Trustee	[ ]

Seller	[SPV Name], a Delaware limited liability company, limited purpose subsidiary of Chevy Chase Bank, F.S.B. The seller’s address is and its telephone number is .

Cut-Off Date	, 200_.

Closing Date	On or about , 200 .

The Notes	Home Loan Asset-Backed Notes, Series 20 - consisting of the Class A-1 Notes and Class A-2 Notes.

The notes are issuable in original principal amounts of $1,000 and integral multiples thereof, except that one note for each class of notes may be issued in a lesser amount.

[Identify any certificates or other interests not being offered pursuant to this prospectus supplement.]

Trust Certificates	The trust will also issue a class of trust certificates representing the entire beneficial ownership interest in the trust. The trust certificates are not offered by this prospectus supplement. Any information contained in this prospectus supplement with respect to the certificates is provided only to permit a better understanding of the offered certificates.

1

Final Scheduled Distribution Date	If the notes have not already been paid in full, the issuer will pay the outstanding principal amount on the Class A-1 Notes on , 200 , and on the Class A-2 Notes on , 200 , from the assets of the trust [and available credit enhancement].

The Mortgage Loans

The mortgage loans will consist of:

•      [Revolving home equity loans secured by first or second lien deeds of trust or mortgages. The aggregate principal balance of the revolving home equity loans as of the statistic calculation date was $                . The sponsor expects that the aggregate principal balance of the home equity loans in the mortgage loan pool as of the closing date will be approximately $                        , plus or minus 5%. As of the statistic calculation date, the home equity loans consisted of          deeds of trust or mortgages on single family residential properties (which may be condominiums, cooperative apartments, townhouses or homes in one- to four-family residences), including investment properties, located in          states,             % of which were first priority deeds of trust and mortgages and             % of which were second priority deeds of trust and mortgages. The home equity loans will have draw periods of less than      years and remaining terms to maturity of less than      years. See “Description of the Mortgage Loans—Mortgage Loan Pool” described herein.]

•      [Closed-end mortgage loans secured by first or second lien mortgages or deeds of trust. The aggregate principal balance of the closed-end mortgage loans as of the statistic calculation date was $                . The sponsor expects that the aggregate principal balance of the closed-end mortgage loans in the mortgage loan pool as of the closing date will be approximately $                        , plus or minus 5%. As of the statistic calculation date, the close-end mortgage loans consisted of              deeds of trust or mortgages on single family residential properties (which may be condominiums, cooperative apartments, townhouses or homes in one to four-family residences), including investment properties located in          states,             % of which were first priority deeds of

2

trust or mortgages and             % of which were second priority deeds of trust or mortgages. The closed-end mortgage loans will have remaining terms to maturity of less than      years. See “Description of the Mortgage Loans—Mortgage Loan Pool” described herein.]

The mortgage loans will consist of loans used to purchase a new home or home improvements, to refinance an existing mortgage loan, to consolidate debt, or to obtain cash proceeds by borrowing against the mortgagor’s equity in the related mortgaged property.

The mortgage loans will not be guaranteed by the sponsor, the seller or any governmental agency or instrumentality. [Certain distributions due to the holders of the notes will be insured by the note insurer pursuant to the note insurance policy. See “The Note Insurance Policy” and “The Note Insurer” described herein].

Servicing of Mortgage Loans	The mortgage loans are required to be serviced by the servicer pursuant to the sale and servicing agreement. See “Servicing of Loans” in the prospectus.

Original Note Principal Balances

Class A-1 Notes: $                    .

Class A-2 Notes: $                    .

In the event that the sponsor does not, as of the closing date, have the full amount of mortgage loans that the sponsor expects to sell to the seller who will in turn sell the loans to the trust on such date (i.e., $                        ) the sponsor will reduce the amounts of the notes; the sponsor does not expect that the original principal amount of any class of notes will increase or decrease by more than 5% as a result of such adjustment. Even if the full expected amount of mortgage loans is delivered, certain adjustments (plus or minus 5%) may occur in the class sizes.

Class A-1 Note Rate	% per annum.

Class A-2 Note Rate	The Class A-2 Note Rate will be equal to, with respect to any distribution date, One-Month LIBOR plus % per annum.

3

Distributions	Distributions on the notes are required to be made on the day of each calendar month, or if such day is not a business day, the next succeeding business day, commencing on , 20 , to the holders as of the related record date. See “Description of the Notes and the Trust Certificates” and “Distributions” described herein.

Distributions of Interest

On each distribution date, the interest due with respect to each class of notes will equal, in the case of the Class A-1 Notes, the interest which has accrued thereon at the Class A-1 Note Rate during the calendar month immediately preceding the calendar month in which such distribution date occurs.

In the case of the Class A-2 Notes, the interest which has accrued thereon at the Class A-2 Note Rate from the preceding distribution date (or from the closing date, in the case of the first distribution date) to and including the day prior to the current distribution date.

Calculations of interest on the Class A-1 Notes will be made on the basis of a 360-day year assumed to consist of twelve 30-day months; all calculations of interest on the Class A-2 Notes will be made on the basis of the actual number of days elapsed in the related accrual period, divided by 360.

Distributions of Principal	The holders of each class of notes will be entitled to receive certain monthly distributions of principal on each distribution date which generally reflect collections of principal received in connection with the pool of mortgage loans during the prior calendar month. On each distribution date until the note principal balance for a class of notes has been reduced to zero, the holders of each class of notes will be entitled to receive 100% of the principal distribution amount with respect to the pool of mortgage loans.

The principal distribution amount for the pool of mortgage loans will generally equal:

•        the amount of principal [due or] collected with respect to the mortgage loans on account of scheduled payments due during the related remittance period,

•        principal prepayments made during the

4

related remittance period,

•        the purchase from the trust of mortgage loans required to be purchased during the related remittance period, plus

•        substitution amounts paid with respect to mortgage loans substituted during the related remittance period and liquidation proceeds received with respect to mortgage loans which became liquidated mortgage loans during the related remittance period.

In no event will the principal distribution amount for any class of notes and distribution date be less than zero or be greater than the then-outstanding note principal balance of the related class of notes.

[Note Insurance Policy]	[The sponsor will obtain a noncancelable insurance policy with respect to the notes, in favor of the indenture trustee on behalf of the holders of the notes. On or before each distribution date, the note insurer will be required to make available to the indenture trustee the amount, if any, by which the insured distribution amount for either class of notes exceeds the funds available in the distribution account (after deducting the amount necessary to pay the related premium due to the note insurer, the owner trustee’s fees, the indenture trustee’s fees and the servicing fee) as of such distribution date for distribution with respect to each class of notes.]

Note Insurer	[ ].

[Advances and Compensating Interest	The servicer will be obligated to make advances to the extent that such advances, in the servicer’s reasonable judgment, are reasonably recoverable from the related mortgage loan. Advances are recoverable from (i) future collections on the mortgage loan which gave rise to the advance, (ii) proceeds from the liquidation of such mortgage loan and (iii) from certain excess cash flows not applied to any other purpose. Advances shall be amounts deposited in the collection account by the servicer equal to the sum of the interest and principal portions (net of the servicing fee and certain other amounts, if any) due, but not collected with respect to delinquent mortgage loans during the related remittance period. See “Servicing of Loans—Advances and Limitations Thereon” in the

5

prospectus.

In addition, the servicer will also be required to deposit compensating interest in the collection account with respect to any full prepayment received on a mortgage loan during the related remittance period, out of its own funds without any right of reimbursement therefor. The compensating interest shall be an amount equal to the difference between (x) 30 days’ interest at the mortgage loan’s coupon rate on the loan balance as of the first day of the related remittance period and (y) the interest paid by the mortgagor with respect to such remittance period. The servicer will not be required to pay compensating interest with respect to any remittance period in an amount in excess of the aggregate servicing fee received by the servicer for such remittance period. See “Servicing of Loans—Servicing Compensation and Payment of Expenses” in the prospectus.]

Servicing Fee	Chevy Chase Bank, F.S.B. will retain a servicing fee equal to % per annum. In addition, the Servicer will receive other compensation as described herein.

Optional Termination	The servicer, acting directly or through a permitted designee, will have the right to purchase from the trust all the mortgage loans and other property then held by the trust, at a price at least equal to the aggregate note principal balances of all notes, on any remittance date after the remittance period during which the outstanding aggregate principal balances of the notes have declined to 10% or less of the aggregate principal balances of the notes as of the closing date. See “Description of the Notes and the Trust Certificates—Optional Termination” described herein.

Ratings	It is a condition of the issuance of the notes that the notes receive ratings of AAA by Standard & Poor’s Ratings Group, a division of The McGraw Hill Companies (“Standard & Poor’s”), and Aaa by Moody’s Investors Service, Inc. (“Moody’s”). A security rating is not a recommendation to buy, sell or hold securities, and may be subject to revision or withdrawal at any time by the assigning entity. See “Ratings” described herein.

Federal Tax Aspects	It is the opinion of Dewey Ballantine LLP, special federal tax counsel to the trust, that for federal

6

income tax purposes:

•      the notes will be characterized as indebtedness, and

•      the trust will not be characterized as an association, or a publicly traded partnership, taxable as a corporation or a taxable mortgage pool.

Each noteholder, by the acceptance of a note, will agree to treat the notes as indebtedness.

ERISA Considerations	The notes may be purchased by employee benefit plans that are subject to ERISA, as amended, provided that certain conditions are satisfied. See “ERISA Considerations” described herein and in the prospectus.

Certain Legal Matters	Certain legal matters relating to the validity of the issuance of the notes offered hereby will be passed upon by [Dewey Ballantine LLP, New York, New York.] [Alston& Bird LLP, New York, New York and Washington, D.C.]

7

Risk Factors

You should carefully consider the following risk factors prior to any purchase of notes. You should also carefully consider the information set forth under “Risk Factors” in the prospectus.

Prepayments Affect Timing and Rate of Return on Your Investment

Some of the mortgage loans may be prepaid in whole or in part at any time without penalty. [Generally, the revolving home equity loans are not viewed by borrowers as permanent financing. Accordingly, these loans may experience a higher rate of prepayment than traditional loans.] The trust’s prepayment experience may be affected by a wide variety of factors, including general economic conditions, interest rates, the availability of alternative financing and homeowner mobility.

[Ratings Based Primarily on Claims-Paying Ability of the Note Insurer

The ratings on the notes depends primarily on an assessment by the rating agencies of the mortgage loans and upon the financial strength of the note insurer. Any reduction of the rating assigned to the financial strength of the note insurer may cause a corresponding reduction of the ratings assigned to the notes. A reduction in the rating assigned to the notes will reduce the market value of the notes and may affect your ability to sell them. See “Ratings” described herein.]

Risk of Losses as a Result of Geographic Concentration

As of             , 200  , approximately         % of the [revolving home equity loans][closed end mortgage loans] by aggregate principal balance of the loans were secured by properties that are located in the state of [State]. An overall decline in the residential real estate markets in these states could reduce the values of the properties securing such mortgage loans such that the principal balances of the related mortgage loans, together with any primary financing on the properties underlying these mortgage loans, could equal or exceed the value of such properties. Since the residential real estate market is influenced by many factors, including the general condition of the economy and interest rates, there is no guaranty that the residential real estate markets in these states will not weaken. If these residential real estate markets should weaken after the dates the mortgage loans are sold to the trust, losses on such mortgage loans will probably increase substantially. In the event of a natural disaster, such as an earthquake, fire or flood, the values of the properties may decline. Neither the mortgages, the sale and servicing agreement, the indenture nor the loan agreements require natural disaster insurance that would cover earthquake damage.

8

Description Of The Mortgage Loans

Mortgage Loans—General

The mortgage loans were originated pursuant to loan agreements and promissory notes and are secured by [first] [second] mortgages or deeds of trust. The mortgage loans relate to mortgaged properties located in          states (including the District of Columbia). The mortgaged properties securing the mortgage loans consist primarily of residential properties that are single family residential properties, including condominiums, cooperative apartments, townhouses and homes in one- to four-family residences, including investment properties. See “Mortgage Loan Terms” described herein.

[The revolving home equity loans are adjustable rate revolving lines of credit, secured by first or second deeds of trust or mortgages.] [The closed-end mortgage loans are fixed or adjustable rate and are generally fully amortizing first or second lien mortgages.]

Underwriting Standards

The sponsor believes that the mortgage loans were underwritten in accordance with standards consistent with those utilized by lenders generally during the period of origination.

Underwriting standards are applied by or on behalf of a lender to evaluate the borrower’s credit standing and repayment ability, and the value and adequacy of the mortgaged property as collateral. In general, a prospective borrower applying for a mortgage loan is required to fill out a detailed application designed to provide to the underwriter pertinent credit information. As part of the description of the borrower’s financial condition, the borrower generally is required to provide a current list of assets and liabilities, employment information and payment information, as well as an authorization to acquire a credit report which summarizes the borrower’s credit history with merchants and lenders and record of bankruptcy or other public records. In most cases, an employment verification is obtained from an independent source (typically the borrower’s employer) which verification reports the length of employment with that organization, the current salary, and whether it is expected that the borrower will continue such employment in the future. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts.

[In determining the adequacy of the mortgaged property as collateral, an appraisal is made of each property considered for financing. The appraiser is generally required to inspect the property and verify that it is in good condition and that construction, if new, has been completed. With respect to the mortgage loans, the appraisal is based generally on the market value of comparable homes, the estimated rental income (if considered applicable by the appraiser) and the cost of replacing the home.]

Once all applicable employment, credit and property information is received, a determination generally is made as to whether the prospective borrower has sufficient monthly income available to meet the borrower’s monthly obligations on the proposed mortgage loan (determined on the basis of the monthly payments due in the year of origination) and other expenses related to the mortgaged property (such as property taxes and hazard insurance) and to meet monthly housing expenses and other financial obligations and monthly living expenses.

9

Mortgage Loan Terms

The sponsor’s mortgage loans are made for the purpose of enabling borrowers to purchase new homes or home improvements, refinance existing mortgage loans, consolidate debt and/or obtain cash for whatever purposes the borrowers desire. The sponsor’s mortgage loans are secured by single family residential properties which include condominiums, cooperative apartments, townhouses or homes in one-to four-family residences. The mortgaged properties may be owner-occupied, second or vacation homes, or non-owner occupied investment properties.

The sponsor offers a full range of mortgage loan programs, and the key distinguishing features of each program are the documentation required, the LTV, the mortgage and consumer credit payment history, the property type and the credit score necessary to qualify under a particular program. Nevertheless, each program relies upon the sponsor’s analysis of each borrower’s ability to repay, the risk that the borrower will not repay the loan, the fees and rates the sponsor’s charges, the value of the collateral, the benefit the sponsor believes it is providing to the borrower, and the loan amounts relative to the risk the sponsor believes it is taking.

[The One-Month LIBOR for mortgage loans which have their interest rates adjusted quarterly is the rate of interest publicly announced from time to time as the “prime” or “base” rate of interest or any successor rate of interest charged by the index bank specified in the related loan agreement as in effect at the close of business on the last day of the last full calendar month of the immediately preceding quarter; the One-Month LIBOR for loans which have their interest rate adjusted monthly is the highest prime rate published in The Wall Street Journal on the first business day of the calendar month. Some loan agreements provide that, if the index bank ceases to announce the One-Month LIBOR the sponsor will designate a replacement method for calculating the interest rate on the loan that is comparable to the above-described method, upon notification to the borrower in accordance with such loan agreement. When a change in the One-Month LIBOR is published, a change in the loan rate will take effect on a specified date in the first month of the quarter following the date of the published change for loans which have their interest rates adjusted quarterly, or in the month following the date of the published change, for loans which have their interest rates adjusted monthly, and the new loan rate will apply to new loans and charges as well as to the existing loan balance.]

Mortgage Loan Pool

The statistical information presented in this prospectus supplement concerning the mortgage loan pool is based on the pool as of the statistic calculation date. As of the statistic calculation date, the aggregate principal balances of mortgage loans in the mortgage loan pool was $                    . [Of this, the aggregate principal balance of revolving home equity loans in the mortgage loan pool was $                    .] [The aggregate principal balance of closed-end mortgage loans in the mortgage loan pool was $                    .] The sponsor expects that the aggregate principal balances of mortgage loans in the mortgage loan pool as of the closing date will be approximately $                     with approximately [$                     representing revolving home equity loans] [$                     representing closed-end mortgage loans]. In addition to the mortgages included in the mortgage pool on the statistical calculation date, the mortgage pool on the closing date may include other mortgage loans originated or acquired by the sponsor on or prior to the closing date [or additional balances drawn on revolving home equity loans included on the statistical calculation date]. In addition, with respect to the pool as of the statistic calculation date as to which statistical information is presented herein, some amortization of the pool will occur prior to the closing date, certain mortgage loans included in the pool may prepay in full [or experience further draws,] and other loans may be determined not to meet the eligibility requirements for the final pool, and may not be included in the final pool. As a result of the foregoing, the statistical distribution of characteristics as of the closing date for the final mortgage

10

loan pool will vary somewhat from the statistical distribution of such characteristics as of the statistic calculation date as presented in this prospectus supplement, although such variance will not be material. Unless otherwise noted, all statistical percentages in this prospectus supplement are measured by the aggregate principal balance of the mortgage loans as of the statistic calculation date.

The mortgage loan pool will consist of mortgage loans originated or acquired by the sponsor. The mortgage loans will be sold by the sponsor to the seller who will in turn sell the loans to the trust.

The mortgage loan pool will consist of mortgage loans used to purchase a new home or home improvements, to refinance an existing mortgage loan, to consolidate debt, or to obtain cash proceeds by borrowing against the mortgagor’s equity in the related mortgaged property.

As of the statistic calculation date, the mortgage loan pool contained [         revolving home equity loans evidenced by home equity line agreements] [closed-end mortgage loans evidenced by mortgage notes] secured by mortgages or deeds of trust on mortgaged properties located in          states. The mortgaged properties securing the mortgage loans will consist of single-family residences (which may be detached, part of a one-to four-family dwelling, a condominium unit, a cooperative apartment or a unit in a planned unit development). The mortgaged properties may be owner-occupied (which includes second and vacation homes) or nonowner-occupied investment properties.

Each of the [revolving home equity loans] [closed-end mortgage loans] will, as of the closing date, have a remaining term to maturity of less than          years. Each of the mortgage loans will not be      or more days delinquent as of the              date(except that certain mortgage loans, representing in the aggregate not in excess of         % of the aggregate principal balance of all mortgage loans in the pool as of the cut-off date, may be         -         days delinquent) and have a loan rate of at least         %.

Each of the mortgage loans will be an “actuarial” loan, i.e., a loan under which scheduled payments of principal and interest are applied to the loan as of a scheduled date each month, regardless of when the payment is received. None of the mortgage loans will be a “rule of 78’s” loan. As of the statistical calculation date,         % of the [revolving home equity loans][closed-end mortgage loans] were secured by [first][second] priority deeds of trust or mortgages on the related mortgaged properties.

[As of the statistic calculation date, the loan rates on the home equity lines of mortgage loans ranged from         % to         % per annum, and the weighted average loan rate of such home equity lines of mortgage loans was         % per annum. As of the statistic calculation date, the home equity lines of mortgage loans had original draw periods ranging from          months to          months, remaining draw periods ranging from          months to          months, a weighted average original draw period of          months, a weighted average remaining draw period of          months and a weighted average seasoning of          months, and no such home equity line of mortgage loan had a stated draw period later than             . As of the statistical calculation date, the home equity lines of mortgage loans had original terms to stated maturity ranging from              months to              months, remaining terms to stated maturity ranging from          months to          months, a weighted average original term to stated maturity of          months and a weighted average seasoning of          months, and no such home equity line of mortgage loan had a stated maturity later than                 .]

[As of the statistic calculation date, the loan rates on the closed-end mortgage loans ranged from         % to         % per annum, and the weighted average loan rate of such closed-end mortgage loans was         % per annum. As of the statistic calculation date, the closed-end mortgage loans had original terms to stated maturity ranging from          months to          months, remaining terms to stated maturity ranging from          months to          months, a weighted average original term to stated maturity of

11

months and a weighted average seasoning of          months, and no such closed-end mortgage loan had a stated maturity later than                 .]

[As of the statistic calculation date, the home equity credit lines of mortgage loans had a weighted average CLTV of         %., a weighted average junior lien ratio of         %, and a weighted average LTV of         %. As of the statistic calculation date, approximately         % of the home equity credit lines of mortgage loans by aggregate principal balance were secured by first priority deeds of trust or mortgages and the remainder by second priority deeds of trust or mortgages. ]

[As of the statistic calculation date, the closed-end mortgage loans had a weighted average CLTV of         %, a weighted average junior lien ratio of         %, and a weighted average LTV of         %. As of the statistic calculation date, approximately             % of the closed-end mortgage loans by aggregate principal balance were secured by first priority mortgages and the remainder by second priority mortgages.]

[The “junior lien ratio” of a mortgage loan which is in a junior lien position is equal to the ratio (expressed as a percentage) of the original principal balance of such mortgage loan to the sum of (i) the original principal balance of such mortgage loan and (ii) the principal balance at the time of origination of the mortgage loan of any senior liens (computed at the time of origination of such mortgage loan).]

The following tables describe the mortgage loans and the related mortgaged properties based upon the mortgage loans as constituted at the opening of business on the statistic calculation date.

12

[Distribution of Type

Mortgage Loans

Type	Number of Mortgage Loans	Aggregate Balance Outstanding	% of Aggregate Principal Balance(1)
Home Equity Lines of Mortgage Loans
Closed-End Mortgage Loans

Total

(1)	Percentages may not sum to 100.00% because of rounding.]

Distribution of Loan Rates

Mortgage Loans

Range of Loan Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
to
to
to
to
to
to
to
to

Total

(1)	Percentages may not sum to 100.00% because of rounding.

As of the cut-off date, the minimum loan rate and the maximum loan rate of the mortgage loans are         % and         %, respectively. As of the cut-off date, the weighted average loan rate for the mortgage loans is approximately         %

Distribution of Principal Balances

Mortgage Loans

Range of Principal Balances	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
to
to
to
to
to
to
to
to

Total

(1)	Percentages may not sum to 100.00% because of rounding.

As of cut-off date, the minimum principal balance and maximum principal balance of the mortgage loans are $             and $            , respectively. As of the cut-off date, the average principal balance for the mortgage loans is approximately $            .

13

Geographic Distribution

Mortgage Loans

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)

Total

(1)	Percentages may not sum to 100.00% because of rounding.

Distribution of Mortgaged Property Types

Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)

Total

(1)	Percentages may not sum to 100.00% because of rounding.

14

Distribution of Mortgage Loan Purpose

Mortgage Loans

Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)

Total

(1)	Percentages may not sum to 100.00% because of rounding.

Distribution of Occupancy Type

Mortgage Loans

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
Owner Occupied
Second Home
Investment

Total

(1)	Percentages may not sum to 100.00% because of rounding.

Distribution of Documentation Type

Mortgage Loans

Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
Alternative or Full Documentation
Stated Income with Verified Assets
Stated Income and Stated Assets

Total

(1)	Percentages may not sum to 100.00% because of rounding.

15

Distribution of Original Term of Stated Maturity

Mortgage Loans

Original Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)

Total

(1)	Percentages may not sum to 100.00% because of rounding.

As of the cut-off date, the minimum original term and the maximum original term for the mortgage loans are expected to be          months and          months, respectively. As of the cut-off date, the weighted average original term to stated maturity for the mortgage loans is expected to be approximately          months.

Distribution of Remaining Term to Stated Maturity

Mortgage Loans

Remaining Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)

Total

(1)	Percentages may not sum to 100.00% because of rounding.

As of the cut-off date, the minimum remaining term and the maximum remaining term to stated maturity for the mortgage loans are expected to be          months and          months, respectively. As of the cut-off date, the weighted average remaining term to stated maturity is expected to be approximately          months.

16

Distribution of Original Loan-to-Value Ratios(1)

Mortgage Loans

Range of Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(2)
-
-
-
-
-
-
-

Total

(1)	The original loan-to-value ratio is calculated as the original mortgage loan amount, divided by the lesser of the purchase price (if applicable) or the appraised value of the related mortgaged property at origination.
(2)	Percentages may not sum to 100.00% because of rounding.

As of the cut-off date, the minimum original loan-to-value ratio and the maximum original loan-to-value ratio for the mortgage loans are         % and         %, respectively. As of the cut-off date, the weighted average of the original loan-to-value ratio for the mortgage loans is approximately         %.

Distribution of Seasoning

Mortgage Loans

Seasoning (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
-
-
-
-
-
-

Total

(1)	Percentages may not sum to 100.00% because of rounding.

As of the cut-off date, the minimum months since origination and the maximum months since origination for the mortgage loans are expected to be          month and          months, respectively. As of the cut-off date, the weighted average months since origination for the mortgage loans is expected to be approximately          months.

17

Distribution of Margins

Mortgage Loans

Margin (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
-
-
-
-
-
-
-
-

Total

(1)	Percentages may not sum to 100.00% because of rounding.

As of the cut-off date, the minimum margin and the maximum margin of the mortgage loans are             % and             %, respectively. As of the cut-off date, the weighted average margin for the mortgage loans is approximately             %.

[Distribution of Maximum Loan Rates

Mortgage Loans

Maximum Loan Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
-
-
-
-
-
-
-
-
-
Total

(1)	Percentages may not sum to 100.00% because of rounding.

As of the cut-off date, the minimum maximum loan rate and the maximum maximum loan rate of the mortgage loans are             % and             %, respectively. As of the cut-off date, the weighted average maximum loan rate for the mortgage loans is approximately             %.]

18

Distribution of Original Credit Scores

Mortgage Loans

Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
-
-
-
-
-
-
-
-
-
-
-

Total

(1)	Percentages may not sum to 100.00% because of rounding.

As of the cut-off date, the minimum original credit score and the maximum original credit score for the mortgage loans are              and             , respectively. As of the cut-off date, the weighted average original credit score for the mortgage loans is approximately             .

Distribution of Prepayment Penalty Term

Mortgage Loans

Prepayment Penalty Term (at origination)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
No Penalty
One Year
Three Years

Total

(1)	Percentages may not sum to 100.00% because of rounding.

19

[Distribution of Maximum Credit Limits

Home Equity Lines of Mortgage Loans

Range of Maximum Credit Limits ($)	Number of Home Equity Lines of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Balance Principal(1)
to
to

Total:

(1)	Percentages many not sum to 100.00% because of rounding.

As of the cut-off date, the minimum maximum credit limit and the maximum maximum credit limit for the home equity lines of mortgage loans are $             and $            , respectively. As of the cut-off date, the weighted average maximum credit limit is approximately $            .]

[Distribution of Original Draw Periods

Home Equity Lines of Mortgage Loans

Range of Periods (Months)	Number of Home Equity Lines of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
__________
__________

Total

(1)	Percentages many not sum to 100.00% because of rounding.

As of the cut-off date, the minimum draw period and the maximum draw period for the home equity lines of mortgage loans are expected to be              month and              months, respectively. As of the cut-off date, the weighted average draw period is expected to be approximately              months.]

[Distribution of Remaining Draw Periods

Home Equity Lines of Mortgage Loans

Remaining Periods (Months)	Number of Home Equity Lines of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance(1)
__________
__________

Total

(1)	Percentages may not sum to 100.00% because of rounding.

As of the cut-off date, the minimum remaining draw period and the maximum draw period for the home equity lines of mortgage loans are expected to be              months and              months, respectively. As of the cut-off date, the weighted average remaining draw period is expected to be approximately              months.]

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Yield And Maturity Considerations

The weighted average life of, and the yield to maturity on, a note will be directly related to the rate of payment of principal of the mortgage loans in the mortgage loan pool, including for this purpose voluntary prepayment in whole or in part of mortgage loans in the mortgage loan pool prior to stated maturity, liquidations due to defaults, casualties and condemnations, and repurchases of mortgage loans in the mortgage loan pool by the seller, the sponsor, the servicer [or the note insurer]. [In the case of home equity lines of mortgage loans, the rate at which borrowers make draws thereunder.] The actual rate of principal prepayments on pools of mortgage loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of principal prepayments may differ among pools of mortgage loans at any time because of specific factors relating to the mortgage loans in the particular pool, including, among other things, the age of the mortgage loans, the geographic locations of the properties securing the loans and the extent of the mortgagors’ equity in such properties, and changes in the mortgagors’ housing needs, job transfers and unemployment. See “Yield and Maturity Considerations” in the prospectus.

The final scheduled distribution date is                 ,              for the Class A-1 Notes and                 ,              for the Class A-2 Notes. Such final scheduled distribution dates are based on a 0% prepayment assumption and on the assumptions specified below in this section. The original principal amounts of the Class A-1 Notes and the Class A-2 Notes as of the closing date less all amounts previously distributed to the holders of such notes [other than the note insurer] on account of principal are referred to herein as the “Class A-1 Note Principal Balance” and the “Class A-2 Note Principal Balance”, respectively, or the related note principal balance.

The actual final distribution date with respect to each class of notes could occur significantly earlier than the final scheduled distribution date because (i) prepayments are likely to occur which shall be applied to the payment of the note principal balances and (ii) the servicer [or, in limited circumstances, the note insurer,] may cause a termination of the trust when the aggregate outstanding principal amount of the mortgage loans in the trust has declined to 10% or less of the aggregate principal balance of the mortgage loans in the trust as of the closing date.

The tables set forth below are based on a prepayment assumption (the “prepayment assumption”) which assumes that each month during the remaining terms of a pool of mortgage loans, a specified percentage of the then outstanding principal balance of such mortgage loans is prepaid. The 100% prepayment assumption assumes a conditional prepayment rate of             % per annum of the then-outstanding principal balance of the mortgage loans in the first month of the life of the mortgage loans and an additional             % per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter during the life of the mortgage loans, the 100% prepayment assumption assumes a conditional prepayment rate of             % per annum each month. The 0% prepayment assumption assumes prepayment rates equal to 0% of the 100% prepayment assumption, i.e., no prepayments on the mortgage loans, and each percentage prepayment assumption between 0% and 100% assumes the prepayment rates equal to the specified percentage of the rates for the 100% prepayment assumption. The prepayment assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans relating to the notes. [Generally, home equity lines of credit are not viewed by borrowers as permanent financing. Accordingly, the home equity lines of mortgage loans may experience a higher rate of prepayment than traditional first lien mortgage loans. On the other hand, because borrowers may make additional draws, the rates of principal payment on the home equity lines of mortgage loans will generally be slower than those of traditional fully-amortizing first lien mortgages

21

with the same loan terms in the absence of prepayments on such home equity lines of mortgage loans.] The sponsor believes that no existing statistics of which it is aware provide a reliable basis for holders of notes to predict the amount or the timing of receipt of prepayments on the mortgage loans. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase any of the notes. Neither the sponsor nor the seller make any representations or warranties as to the rate of prepayment or the factors to be considered in connection with such determination.

The tables below were prepared based on the prepayment assumption, the assumptions in the following paragraph and the characteristics of a hypothetical pool of mortgage loans with the same percentage composition as the mortgage loan pool as of the statistic calculation date. To the extent the mortgage loans in the mortgage loan pool as of the closing date have characteristics which differ from those assumed in preparing the tables set forth below, such discrepancy may have an effect upon the percentages of the note principal balances outstanding and weighted average lives of the notes set forth in the tables.

For the purpose of the tables below, it is assumed that:

•	the mortgage loan pool consists of a pool of mortgage loans with an aggregate principal balance equal to the expected original note principal balances for the notes set forth herein and having the same percentage composition of characteristics as the mortgage loan pool as of the statistic calculation date as set forth below,

•	the closing date is .

•	distributions on the notes are made on the th day of each month regardless of the day on which the distribution date actually occurs, commencing in , in accordance with the priorities described herein,

•	all prepayments are prepayments in full and include 30 days’ interest thereon,

•	no early termination of the trust occurs,

•	no mortgage loan is ever delinquent,

•	the assumed levels of one-month LIBOR and six-month LIBOR are % and %, respectively,

•	the notes have the respective note rates and original principal balances as set forth herein, and

•	all of the additional mortgage loans which are expected to be delivered to the trust are delivered to the trust by the closing date.

22

For purposes of the calculations in the following tables, the pool of mortgage loans was assumed to have the following collateral characteristics:

Description	Current Balance ($)	Gross WAC (%)	Weighted Average Gross Margin (%)	Fully Indexed Rate (%)	Original Term to Maturity (months)	Original Amortization Term (months)	Remaining Term to Maturity (months)	Age (months)	Months to Roll (months)	Credit Utilization Rate (%)
[Closed-End]
[Home Equity]

The Class A-1 Table

The following table is based on the following constant prepayment rate assumptions:

Description	Scenario I (% CPR)	Scenario II (% CPR)	Scenario III (% CPR)	Scenario IV (% CPR)	Scenario V (% CPR)
[Home Equity Lines of Mortgage Loans]
[Closed-End Mortgage Loans]

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Percentage of Initial Class A-1 Principal Balance

Outstanding at the Following Percentages of the Prepayment Assumption(1)[(2)]

Payment Date	I	II	III	IV	V
Initial	100%	100%	100%	100%	100%
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—

Weighted Average Life to Maturity (years)

Weighted Average Life to Call (years)

(1)	Assuming the early termination of the trust is exercised when the aggregate principal balance of the Class A-1 Notes is equal to or less than 10% of the original aggregate principal balance of the Class A-1 Notes.
(2)	[Assumes a constant draw rate of % for months with respect to the home equity line of mortgage loans with original terms of months, and months with respect to the home equity line of mortgage loans with original terms of months.]

The Class A-2 Table

The following table is based on the following constant prepayment rate assumptions:

Description	Scenario I (% CPR)	Scenario II (% CPR)	Scenario III (% CPR)	Scenario IV (% CPR)	Scenario V (% CPR)
[Home Equity Line of Mortgage Loans]
[Closed-End Mortgage Loans]

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Percentage of Initial Class A-2 Principal Balance

Outstanding at the Following Percentages of the Prepayment Assumption(1)[(2)]

Payment Date	I	II	III	IV	V
Initial	100%	100%	100%	100%	100%
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
Weighted Average Life to Maturity (years)	—	—	—	—	—

Weighted Average Life to Call (years)(1)

(1)	Assuming the early termination of the trust is exercised when the aggregate principal balance of the Class A-2 Notes is equal to or less than 10% of the original aggregate principal balance of the Class A-2 Notes.
(2)	[Assumes a constant draw rate of % for months with respect to the home equity lines of mortgage loans with original terms of months, and months with respect to the home equity lines of mortgage loans with original terms of months.]

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Use Of Proceeds

The sponsor will sell the mortgage loans to the seller and the seller will sell the mortgage loans to the trust, and each transaction will occur concurrently with the sale of the notes and the net proceeds from the sale of the notes will be applied to the purchase of the mortgage loans. Such net proceeds will (together with the trust certificates retained by the sponsor or its affiliates) represent the purchase price paid by the trust to the seller for the sale of the mortgage loans to the trust and represent the purchase price paid by the seller to the sponsor for the sale of the mortgage loans to the seller. Such amount will be determined as a result of the pricing of the notes through the offering described in this prospectus supplement. The net proceeds to be received from the sale of the mortgage loans will be added to the sponsor’s general funds and will be available for general corporate purposes, including the repayment of debt and the purchase of new mortgage loans.

The Sponsor And The Servicer

The sponsor is a federally chartered and federally insured stock savings bank. The sponsor’s home office is located at 7926 Jones Branch Drive, McLean, Virginia 22102, and its executive offices are located at 7501 Wisconsin Avenue, Bethesda, Maryland 20814. The sponsor’s telephone number is (301) 986-7000. The sponsor is subject to comprehensive regulation, examination and supervision by the OTS and the FDIC. Deposits at the sponsor are fully insured up to $100,000 per insured depositor by the Savings Association Insurance Fund, which is administered by the FDIC.

At            , 20    , the sponsor had consolidated assets of approximately $             billion, deposits of approximately $             billion, and stockholders’ equity of approximately $         million. As a savings bank chartered under the laws of the United States, the sponsor is subject to certain minimum regulatory capital requirements imposed under the Financial Institution Reform, Recovery, and Enforcement Act of 1989, as amended. At             , 20    , the sponsor’s tangible, core, tier 1 risk-based and total risk-based regulatory capital ratios were            %,            %,             % and             %, respectively. As of such date, the sponsor’s capital ratios exceeded the requirements under FIRREA as well as the standards established for “well-capitalized” institutions under the prompt corrective action regulations established pursuant to the Federal Deposit Insurance Corporation Improvement Act of 1991. The OTS has the discretion to treat a “well-capitalized” institution as an “adequately capitalized” institution for purposes of the prompt corrective action regulations if, after notice and an opportunity for a hearing, the OTS determines that the institution (i) is being operated in an unsafe or unsound condition or (ii) has received and has not corrected a less than satisfactory examination rating for asset quality, management, earnings or liquidity.

Servicing

In its capacity as servicer, the sponsor will be responsible for servicing the mortgage loans.

[The sponsor as servicer generates statements on mortgage loans on the 15th day of each month. Payments are due      days later. On the following day, the sponsor deems the borrower

26

to be              day late. If payment has not been received within              days after the due date, a system-generated reminder notice is sent to the borrower. If complete payment has not been received within              days after the due date, the sponsor charges a late fee equal to             % of the total amount due or $            , whichever is greater, and sends a system-generated late fee notice to the borrower. A second system-generated late notice, or a preprinted contact letter, is sent to the borrower if payment has not been received within              days after the payment due date. If payment of the account becomes              days past due, and the borrower has not made arrangements to bring the loan current, the sponsor obtains an updated appraisal of the security property, verifies the status of any first trust loan and sends a breach letter to the borrower requiring that the mortgage loan and any such first trust loan be brought current to prevent acceleration of the loan balance.]

[The sponsor follows practices customary in the savings industry in attempting to cure delinquencies and in pursuing remedies upon default. Generally, if the borrower does not cure the delinquency within 90 days, the sponsor initiates foreclosure action. If the mortgage loan is not reinstated or paid in full, an auction will be held to dispose of the property. If the sponsor believes the offer is inadequate in view of the security property’s appraised value, the sponsor may decide to participate in the auction. If the sponsor is the successful bidder, the sponsor will take steps to liquidate the property.]

Servicing and collection policies may change over time in accordance with the sponsor’s business judgment, applicable laws and regulations, industry practices and other items.

Delinquency and Foreclosure Experience

As of             , 20    , the sponsor serviced a portfolio of approximately $         billion aggregate principal amount of residential mortgage loans for itself as well as for other parties. The mortgage loans are being serviced in Laurel, Maryland.

The following sets forth certain information, as reported by the sponsor, concerning recent delinquency and foreclosure experience on residential mortgage loans serviced for itself and for third-party investors.

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Delinquency and Foreclosure Experience(1)
	Number of Loans	Dollar Amount of Loans	Number of Loans	Dollar Amount of Loans	Number of Loans	Dollar Amount of Loans	Number of Loans	Dollar Amount of Loans
Total Loans
Period of Delinquency:(2)
30-59 Days
60-89 Days
90 or more Days
Total Delinquent Loans
Percent of Loans
Foreclosure(3)
Foreclosure Ratio

(1)	Percentages in the table are rounded to the nearest 0.01% and are based on the total number or dollar amount of loans outstanding.
(2)	The indicated periods of delinquency are based on the number of days past due, based on a 30-day month. No mortgage loan is considered delinquent for these purposes until one month has passed since its contractual due date. A mortgage loan is no longer considered delinquent once foreclosure proceedings have commenced.
(3)	Includes loans in the applicable portfolio for which foreclosure proceedings had been instituted as of the dates indicated.

There can be no assurance that the delinquency and foreclosure experience on the mortgage loans included in the trust will be similar to that set forth above. The information should not be considered to reflect the credit quality of the mortgage loans included in the mortgage pool, or as a basis for assessing the likelihood, amount or severity of losses on the mortgage loans. The statistical data in the table is based on all of the residential mortgage loans in the sponsor’s servicing portfolio. The mortgage loans may have characteristics which distinguish them from the majority of the loans in the sponsor’s servicing portfolio.

The Seller

[SPV Name] was formed in the State of Delaware on             . The principal executive offices of [SPV Name] are located at                                                              . Its telephone number is (        )                     .

[SPV Name] was organized for the purpose of, among other things, acquiring and selling mortgage assets to the trust. [SPV Name] will not insure or guarantee distributions on the notes.

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The Trust

General

The trust will be formed pursuant to the terms of a trust agreement dated as of             , 20    between the owner trustee and the sponsor and upon the filing of a certificate of trust with the Secretary of State of the State of Delaware. Under the trust agreement, the trust will also issue a class of trust certificates evidencing the entire beneficial ownership interest in the trust.

The	trust estate will consist of:

•	the mortgage loans, together with the mortgage files relating thereto,

•	all scheduled collections on the mortgage loans and proceeds thereof due after , 20 and all unscheduled collections on the mortgage loans and proceeds thereof received on or after , 20 ,

•	the underlying mortgaged properties which secure the mortgage loans as from time to time are identified as REO property and collections thereon and proceeds thereof,

•	assets that are deposited in the accounts,

•	rights under all insurance policies required to be maintained pursuant to the sale and servicing agreement and any insurance proceeds thereof,

•	proceeds upon the liquidation of any mortgage loans, and

•	released mortgaged property proceeds.

Issuance of the Notes

Pursuant to the terms of an indenture, dated as of             , 20    , between the trust and the indenture trustee, the trust will pledge the trust estate to the indenture trustee, for the benefit of the noteholders [and the note insurer,] and issue the notes.

The Owner Trustee

                        , a                         , has its corporate trust offices located at                                                              , Attention:                         . The owner trustee will perform limited administrative functions on behalf of the trust pursuant to the trust agreement. The owner trustee’s duties are limited solely to its express obligations under the trust agreement.

The Indenture Trustee

                                          has offices at                                                              , where it conducts its registrar and securities transfer services, and at                                                              , where it

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conducts its securities administration services. The indenture trustee will act as initial authenticating agent, paying agent and note registrar pursuant to the terms of the indenture.

Description of the Notes and the Trust Certificates

On the closing date, the trust will issue the Class A-1 Notes and the Class A-2 Notes pursuant to the indenture. Each Class A-1 Note and Class A-2 Note represents a debt obligation of the trust primarily secured by a pledge of the trust estate consisting of the pool of mortgage loans.

Pursuant to the trust agreement, the trust will also issue a class of trust certificates, representing the entire beneficial ownership interest in the trust. The trust certificates will represent the entire beneficial ownership interest in the mortgage loans and will be held by the sponsor. The trust certificates may not be transferred [without the consent of the note insurer and] except in compliance with the transfer provisions of the trust agreement.

The notes will be issued only in book-entry form, in denominations of $25,000 initial principal balance and integral multiples of $1,000 in excess thereof, except that one note of each class may be issued in a different amount. The notes are available in book-entry form only, through the facilities of The Depository Trust Company or “DTC”.

Book-Entry Notes

The notes are sometimes referred to in this prospectus supplement as “book-entry notes.” The book-entry notes will be issued in one or more notes which equal the aggregate principal balance of the notes and will initially be registered in the name of Cede & Co., which will be the “holder” of the notes, as the nominee of DTC. Persons acquiring beneficial ownership interests in the notes will hold their notes through DTC in the United States or Clearstream (formerly known as Cedel) or the Euroclear System in Europe, if they are participants of such systems, or indirectly through organizations which are participants in such systems. Clearstream and Euroclear System will hold omnibus positions on behalf of their participants through customers’ securities accounts in Clearstream and Euroclear System’s names on the books of their respective depositaries, which in turn will hold such positions in customers’ securities accounts in the depositaries’ names on the books of DTC. Citibank, N.A. will act as depositary for Clearstream and JPMorgan Chase Bank will act as depositary for Euroclear System.

Investors may hold such beneficial interests in the book-entry notes in minimum denominations representing principal amounts of $25,000 and in integral multiples of $1,000 in excess thereof. Except as described in the prospectus under “Description of the Securities,” no beneficial owner will be entitled to receive a physical or definitive note representing such note. Unless and until definitive notes are issued, it is anticipated that the only “holder” of such notes will be Cede & Co., as nominee of DTC. Beneficial owners will not be “holders” or “noteholders” as those terms are used in the indenture and the sale and servicing agreement. Beneficial owners are only permitted to exercise their rights indirectly through participants and DTC. For information with respect to tax documentation procedures relating to the notes, see “Annex I—Global Clearance, Settlement and Tax Documentation Procedures” in the prospectus.

None of the trust, the owner trustee, the sponsor, the seller, [the note insurer] or the indenture trustee will have any responsibility for any aspect of the records relating to or payments

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made on account of beneficial ownership interests of the book-entry notes held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. For information with respect to book-entry procedures relating to the notes, see “Description of the Securities—Form of Securities” in the prospectus.

Assignment and Pledge of Mortgage Loans

Pursuant to the loan purchase agreement, the sponsor will sell, transfer, assign, set over and otherwise covey without recourse to the seller, all right, title and interest in and to each mortgage loan, including all scheduled payments of principal due after the close of business on             , 20    . Pursuant to the sale and servicing agreement, the seller will in turn sell, transfer, assign, set over and otherwise convey without recourse to the trust, all right, title and interest in and to each mortgage loan, including all scheduled payments of principal and interest due after the close of business on             , 20    . The sponsor will not convey, and the sponsor reserves and retains all its right, title and interest in and to, (x) scheduled payments of principal and interest due on each mortgage loan on or prior to             , 20             and (y) principal prepayments in full, curtailments (i.e., partial prepayments) and unscheduled recoveries of principal received on each such mortgage loan prior to             , 20    .

Pursuant to the indenture, the trust will pledge to the indenture trustee in trust for the benefit of the noteholders [and the note insurer], all right, title and interest in and to the mortgage loans, as collateral security for the notes.

Delivery of Mortgage Loan Documents

In connection with the sales of the mortgage loans on the closing date, the sponsor will be required to deliver or cause to be delivered to the indenture trustee a file consisting of, among other things, (i) the original mortgage certificates, duly endorsed to the indenture trustee, (ii) originals or certified copies of all intervening assignments, showing a complete chain of title from origination to the assignor under the assignment of the mortgage described in the following paragraph, with evidence of recording thereon, (iii) originals or certified copies of all assumption and modification agreements if any, and (iv) either: (a) the original mortgage, with evidence of recording thereon, (b) a true and accurate copy of the mortgage where the original has been transmitted for recording, until such time as the original is returned by the public recording office or (c) a copy of the mortgage certified by the public recording office in those instances where the original recorded mortgage has been lost or is permanently retained by the public recording office. The indenture trustee will agree, for the benefit of the noteholders, to review each such file within 90 days after the closing date to ascertain that all required documents, or certified copies of documents, have been executed and received.

The sponsor is additionally required to cause to be prepared and recorded, within 75 business days of the closing date (or, if original recording information is unavailable, within such later period as is permitted by the sale and servicing agreement) assignments of the mortgages to the indenture trustee, in the appropriate jurisdictions in which such recordation is necessary to perfect the lien thereof as against creditors of or purchasers from the sponsor and the seller; provided, however, that if the sponsor furnishes to the indenture trustee [and to the note insurer] an opinion of counsel to the effect that no such recording is necessary to perfect the indenture trustee’s interests in the mortgages with respect to any of the jurisdictions in which time related mortgaged properties are located, then such recording will not be required with respect to such jurisdictions, or [, at the election of the note insurer,] any jurisdictions.

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Events of Default

Upon the occurrence of an event of default, the indenture trustee may[, with the consent of the note insurer,] or shall [at the direction of the note insurer or] upon the direction of noteholders representing at least 51% of the aggregate principal balance of the notes[, together with the prior written consent of the note insurer,] declare the aggregate outstanding principal balance of all the notes to be due and payable together with all accrued and unpaid interest thereon without presentment, demand, protest or other notice of any kind, all of which are waived by the trust. Such declaration may be rescinded [by the note insurer or] noteholders representing at least 51% of the aggregate principal balance of the notes[, together with the prior written consent of the note insurer]. An event of default, wherever used herein, means any one of the following events:

[1. the trust fails to pay or cause to be paid to the indenture trustee, for the benefit of the noteholders, on any payment date, all or part of any interest distribution amount due and payable on the notes on such distribution date; or

2. the trust fails to pay or cause to be paid to the indenture trustee, for the benefit of the noteholders, (x) on any distribution date principal distribution amount due and payable on the outstanding notes on such distribution date, to the extent that sufficient funds are on deposit in the collection account or (y) on the final scheduled distribution date for any class of notes, the aggregate outstanding principal balance of the related class of notes; or

3. the trust is in breach or default in the due observance of any one or more of the negative covenants under the indenture, and the breach or default continues beyond any applicable grace period; or

4. the trust consents to the appointment of a custodian, receiver, trustee or liquidator, or other similar official, of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, or a court of competent jurisdiction shall determine that the trust is generally not paying its debts as they come due, or the trust shall make a general assignment for the benefit of creditors; or

5. the trust files a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws, as now or hereafter in effect, or an answer admitting the material allegation of a petition filed against the trust in any such proceeding, or the trust, by voluntary petition, answer or consent, seeks relief under the provisions of any now existing or future bankruptcy or other similar law providing for the reorganization or winding-up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; or

6. an order, judgment or decree is entered in any proceeding by any court of competent jurisdiction appointing, without the consent, express or legally implied, of the trust, a custodian, receiver, trustee or liquidator, or other similar official, of the trust or any substantial part of its property, or sequestering any substantial part of its respective property, and any such order, judgment or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of ninety days after the date of entry thereof; or

7. a petition against the trust in a proceeding under applicable bankruptcy laws or other insolvency laws, as now or hereafter in effect, is filed and is not stayed, withdrawn or dismissed within ninety days thereafter, or if, under the provisions of any law providing for

32

reorganization or winding-up of debtors which may apply to the trust, any court of competent jurisdiction assumes jurisdiction, custody or control of the trust or any substantial part of its property, and such jurisdiction, custody or control remains in force unrelinquished, unstayed or unterminated for a period of ninety days; or

[8. The occurrence of an event of default under the insurance and indemnity agreement.]]

Optional Termination

By the Servicer. At its option, the sponsor as servicer acting directly or through one or more affiliates may determine to purchase from the trust all of the mortgage loans and other property then held by the trust at a price at least equal to the aggregate note principal balances of all notes plus the aggregate distribution amounts with respect thereto, and thereby effect early retirement of the notes, on any remittance date after the remittance period during which the outstanding aggregate principal balances of the mortgage loans in the trust have declined to 10% or less of the aggregate principal balances of the mortgage loans as of the closing date. If the sponsor calls the notes, the sponsor must deposit into the related distribution account an amount equal to the aggregate outstanding principal balance of the notes, plus all accrued and unpaid interest at the related note rate through the end of the accrual period preceding the final scheduled distribution date [together with all amounts due and owing to the note insurer].

Termination

The trust will terminate upon: (i) the payment to the noteholders of all amounts required to be paid to the noteholders [and (ii) the payment to the note insurer of all amounts required to be paid to the note insurer pursuant to the insurance and indemnity agreement] after the latest to occur of (a) the exercise by the sponsor of its clean-up call option with respect to the last remaining group or groups of mortgage loans, (b) the final payment or other liquidation of the last mortgage loan (c) the disposition of all property acquired in respect of any mortgage loan remaining in the trust estate [or (d) the exercise of the clean-up call option by the note insurer as described herein].

Distributions

Distributions on the notes are required to be made on the              day of each calendar month, or if such day is not a business day, the next succeeding business day commencing on             , 20    , to the holders of record. The holders of record shall be such holders of the notes as of the last day of the calendar month immediately preceding the calendar month in which such distribution date occurs, whether or not such day is a business day in an amount equal to the product of such holder’s percentage interest and the amount distributed in respect of such holder’s class of such notes on such distribution date.

Distributions of Interest

On each distribution date, the interest due with respect to each class of notes will equal, in the case of the Class A-1 Notes, the interest due with respect to the Class A-1 Notes, and will be the interest which has accrued thereon at the Class A-1 Note Rate during the calendar month immediately preceding the calendar month in which such distribution date occurs, and, in the case

33

of the Class A-2 Notes, the interest which has accrued thereon at the Class A-2 Note Rate from the preceding distribution date to and including the day prior to the current distribution date, in each case, together with any unpaid interest shortfalls relating to such class from prior periods.

Calculations of interest on the Class A-1 Notes will be made on the basis of a 360-day year assumed to consist of twelve 30-day months; all calculations of interest on the Class A-2 Notes will be made on the basis of the actual number of days elapsed in the related accrual period, divided by 360.

Distribution of Principal

The holders of each class of notes will be entitled to receive certain monthly distributions of principal on each distribution date which generally reflect collections of principal on the mortgage loans during the prior calendar month. On each distribution date until the note principal balance for a class of notes has been reduced to zero, the holders of each class of notes will be entitled to receive 100% of the principal distribution amount with respect to the mortgage loan pool.

The principal distribution amount for the mortgage loan pool will generally equal the amount of principal due or collected with respect to the mortgage loans on account of scheduled payments due during the related remittance period, principal prepayments made during the related remittance period, the purchase or repurchase of mortgage loans required to be purchased or repurchased during the related remittance period, substitution amounts due with respect to mortgage loans substituted during the related remittance period and mortgage loans which became liquidated mortgage loans during the related remittance period.

In no event will the principal distribution amount for any class of notes and distribution date be less than zero or be greater than the then-outstanding note principal balance of the related class of notes.

The amount of any loss on a “liquidated mortgage loan”, i.e., a defaulted mortgage loan as to which the servicer has determined that all amounts that it expects to recover on such mortgage loan have been recovered (exclusive of any possibility of a deficiency judgment), may or may not be recovered by the holders of the notes on the distribution date which immediately follows the event of loss.

[Distributions and Insured Payments With Respect to of the Notes

No later than the third business day prior to each distribution dates the indenture trustee will be required to determine the available funds which will be on deposit in the distribution account on such distribution date. If the insured distribution amount for any class of notes on any distribution date exceeds the available funds for such distribution date, the indenture trustee will be required to draw the amount of such insufficiency from the note insurer under the notes insurance policy. Amounts which cannot be distributed to the holders of the notes as a result of proceedings under the United States Bankruptcy Code or similar insolvency laws will not be considered in determining the amount of available funds with respect any distribution date.

On each distribution date, and following the making by the indenture trustee of all allocations, transfers and deposits heretofore described, from amounts (including any related insured payment) then on deposit in the distribution account, the indenture trustee will be

34

required to distribute to the holders of each class of notes the distribution amount with respect to such class for such distribution date.]

[The Note Insurance Policy

The following information has been supplied by the note insurer for inclusion in this prospectus supplement.

The sponsor will obtain a note insurance policy, issued by the note insurer, in favor of the holders of the notes. The note insurance policy provides for 100% coverage of the insured distribution amount with respect to each class of notes.

The note insurance policy unconditionally guarantees the payment of insured payments on the notes. The note insurer is required to make insured payments to the indenture trustee as paying agent on the later of the distribution date or on the business day next following the day on which the note insurer shall have received telephonic or telegraphic notice, subsequently confirmed in writing, or written notice by registered or certified mail, from the indenture trustee that an insured payment is due.

Each holder of a note which pays to the bankruptcy court as a “voidable preference” under the United States Bankruptcy Code any amounts (“Preference Amounts”) theretofore received by such holder on account of such note will be entitled to receive reimbursement for such amounts from the note insurer, but only after (i) delivering a copy to the indenture trustee of a final, nonappealable order (a “Preference Order”) of a court having competent jurisdiction demanding payment of such amount to the bankruptcy court and (ii) assigning such holder’s claim with respect to such Preference Order to the note insurer. In no event shall the note insurer pay more than one insured payment in respect of any Preference Amount.

The note insurance policy is non-cancelable.

THE NOTE INSURANCE POLICY IS NOT COVERED BY THE PROPERTY/ CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

The note insurer’s obligation under the note insurance policy will be discharged to the extent that funds are received by the indenture trustee for distribution to the noteholders, whether or not such funds are properly distributed by the indenture trustee.

The note insurance policy does not guarantee to the holders of the notes any specific rate of prepayments of principal of the mortgage loans.

Pursuant to the indenture, the note insurer is subrogated to the rights of the holders of the notes to the extent of any such payment under the note insurance policy.]

[The Note Insurer]

[to be added]

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Material Federal Income Tax Consequences

The following discussion of certain material federal income tax consequences of the purchase, ownership and disposition of the notes is to be considered only in connection with “Material Federal Income Tax Consequences” in the accompanying prospectus. The discussion in this prospectus supplement and in the accompanying prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the accompanying prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the notes.

Treatment of the Notes

The sponsor and the trust agree, and the noteholders will agree by their purchase of the notes, to treat the notes as indebtedness for all federal, state and local income and franchise tax purposes. There are no regulations, published rulings or judicial decisions involving the characterization for federal income tax purposes of securities with terms substantially the same as the notes. In general, whether instruments such as the notes constitute indebtedness for federal income tax purposes is a question of fact, the resolution of which is based primarily upon the economic substance of the instruments and the transaction pursuant to which they are issued rather than merely upon the form of the transaction or the manner in which the instruments are labeled. The Internal Revenue Service (the “IRS”) and the courts have set forth various factors to be taken into account in determining, for federal income tax purposes, whether an instrument constitutes indebtedness and whether a transfer of property is a sale because the transferor has relinquished substantial incidents of ownership in the property or whether such transfer is a borrowing secured by the property. On the basis of its analysis of such factors as applied to the facts and its analysis of the economic substance of the contemplated transaction, Dewey Ballantine LLP, tax counsel to the trust, is of the opinion that, for federal income tax purposes, (i) the notes will be treated as indebtedness, (ii) the trust will not be classified as an association or as a publicly traded partnership taxable as a corporation or as a taxable mortgage pool. See “Material Federal Income Tax Consequences—Debt Securities” in the prospectus.

If the notes are characterized as indebtedness, interest paid or accrued on a note will be treated as ordinary income to noteholders and principal payments on a note will be treated as a return of capital to the extent of the noteholder’s basis in the note allocable thereto. An accrual method taxpayer will be required to include in income interest on the notes when earned, even if not paid, unless it is determined to be uncollectible. The indenture trustee, on behalf of the trust, will report to the noteholders of record and the IRS the amount of interest paid and original issue discount (“OID”), if any, accrued on the notes to the extent required by law. See “Material Federal Income Tax Consequences—Discount and Premium—Original Interest Discount” in the prospectus.

Possible Alternative Characterizations of the Notes. Although, as described above, it is the opinion of tax counsel that for federal income tax purposes, the notes will be characterized as indebtedness, such opinion is not binding on the IRS and thus no assurance can be given that such a characterization will prevail. If the IRS successfully asserted that the notes did not represent indebtedness for federal income tax purposes, noteholders would likely be treated as owning an interest in a partnership and not an interest in an association, or a publicly traded partnership, taxable as a corporation or a taxable mortgage pool. If the noteholders were treated as owing an equitable interest in a partnership, the partnership itself would not be subject

36

to federal income tax; rather each partner would be taxed individually on their respective distributive share of the partnership’s income, gain, loss, deductions and credits. The amount, timing and characterization of items of income and deduction for a holder of a note would differ if the notes were held to constitute partnership interests, rather than indebtedness. The parties will treat the notes as indebtedness for federal income tax purposes. None of the sponsor, the servicer, the seller, the indenture trustee or the owner trustee will attempt to satisfy the tax reporting requirements that would apply if the notes were held to constitute partnership interests. Investors that are foreign persons are strongly advised to consult their own tax advisors in determining the federal, state, local and other tax consequences to them of the purchase, ownership and disposition of the notes. See “—Foreign Investors” below and “Material Federal Income Tax Consequences—Foreign Investors” in the prospectus.

Special Tax Attributes. The notes will not represent “real estate assets” for purposes of Section 856(c)(4)(A) of the Code or

“[l]oans... secured by an interest in real property” within the meaning of Section 7701(a)(19)(C) of the Code.

Discount and Premium. It is not anticipated that the notes will be issued with any OID. See “Material Federal Income Tax Consequences—Discount and Premium—Original Interest Discount” in the prospectus. The prepayment assumption that will be used for purposes of computing OID, if any, for federal income tax purposes is [    ]% of the prepayment assumption with respect to the mortgage loan pool. See “Prepayment and Yield Consequences” described herein. In addition, a subsequent purchaser who buys a note for less than its principal amount may be subject to the “market discount” rules of the Code. See “Material Federal Income Tax Consequences—Discount and Premium—Market Discount” in the prospectus. A subsequent purchaser who buys a note for more than its principal amount may be subject to the “market premium” rules of the Code. See “Material Federal Income Tax Consequences—Discount and Premium—Securities Purchased at a Premium” in the prospectus.

Sale or Redemption of the Notes. If a note is sold or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and such seller’s adjusted basis in the note. See “Material Federal Income Tax Consequences—Debt Securities—Sale or Exchange” in the prospectus.

Information Reporting and Backup Withholding. Under current United States federal income tax law, generally a “backup” withholding tax is applied to certain interest and principal payments (including OID, if any) made to, and to the proceeds of sales before maturity by, certain United States persons if such persons fail to supply taxpayer identification numbers and other information. In addition, certain persons making such payments, such as the indenture trustee, are required to submit information returns to the United States Treasury Department with regard to those payments. Backup withholding and information reporting, however, generally do not apply to any such payments made to certain “exempt recipients,” such as corporations. Each nonexempt holder will be required to provide, under penalties of perjury, a certificate on IRS Form W-9 containing the holder’s name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding or establish such holder’s non-U.S. status (for example, provide a W-8 BEN, form W-8 IMY, form W-8 ECI or form W-8 EXP). Any amounts withheld under the backup withholding rules from a payment to a holder will be allowed as a refund or a credit against such holder’s United States federal income tax liability, provided that the required information is provided to the IRS.

Foreign Investors. Interest, including OID (if any), distributable to a holder who or which is not a United States person (other than a person that is treated under the Code as a “10

37

percent shareholder” of the issuer or the sponsor or as a “controlled foreign corporation” that is related to the issuer or the sponsor through stock ownership) generally will not be subject to United States withholding tax imposed with respect to such payments; provided that such holder fulfills certain certification requirements. See “Material Federal Income Tax Consequences—Foreign Investors—Grantor Trust Securities, Debt Securities and REMIC Regular Securities” in the prospectus. Under the certification requirements, a foreign holder must certify, under penalties of perjury, that it is not a United States person and provide its name and address. Any capital gain realized on the sale, exchange or other taxable disposition of a note by a holder that is not a United States person will be exempt from United States federal income and withholding tax, provided that (i) such gain is not effectively connected with the holder’s conduct of a trade or business in the United States and (ii) in the case of holder that is an individual, such individual is not present in the United States for 183 days or more in the taxable year of the disposition. If income or gain with respect to a note is effectively connected with a United States trade or business carried on by a holder who or which is not a United States person, the withholding tax will not apply, but such holder will be subject to United States federal income tax at graduated rates applicable to United States persons. Potential investors who are non-United States persons should consult their own tax advisors regarding certification requirements and the specific tax consequences to them of owning the notes, including consequences arising under possible recharacterizations of the notes. See “—Possible Alternative Characterization of the Notes” described herein.

State Tax Considerations. State tax consequences to each holder will depend upon the provisions of the state tax laws to which the holder is subject. Potential investors are urged to consult their own tax advisors with respect to state taxes.

ERISA Considerations

The Employee Retirement Income Security Act of 1974 and Section 4975 of the Code impose certain restrictions on

•	employee benefit plans, as defined in Section 3(3) of ERISA,

•	plans described in section 4975(e)(1) of the Code, including individual retirement accounts and Keogh plans,

•	any entities whose underlying assets include plan assets by reason of a plan’s investment in such entities, and

•	persons who have certain specified relationships to such plans—“parties-in-interest” under ERISA and “disqualified persons” under the Code.

Section 406 of ERISA prohibits plans from engaging in certain transactions involving the assets of such plans with parties-in-interest with respect to such plans, unless a statutory or administrative exemption is applicable to the transaction. Excise taxes under Section 4975 of the Code, penalties under Section 502 of ERISA and other penalties may be imposed on plan fiduciaries and parties-in-interest or disqualified persons that engage in “prohibited transactions” involving assets of a plan. Individual retirement arrangements and other plans that are not subject to ERISA, but are subject to Section 4975 of the Code, and disqualified persons with respect to such arrangements and plans also may be subject to excise taxes and other

38

penalties if they engage in prohibited transactions. Moreover, based on the reasoning of the United States Supreme Court in John Hancock Life Insurance Co. v. Harris Trust and Savings Bank, 510 U.S. 86 (1993), an insurance company’s general account may be deemed to include assets of the plans investing in the general account—e.g., through the purchase of an annuity contract. Title I of ERISA also requires that fiduciaries of plans subject to ERISA make investments that are prudent, diversified (except if prudent not to do so) and in accordance with governing plan documents. Governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA or Section 4975 of the Code, but may be subject to comparable restrictions under applicable law.

Certain transactions involving the purchase, holding or transfer of the notes might be deemed to constitute prohibited transactions under ERISA and the Code if assets of the trust were deemed to be assets of a plan. Under a regulation issued by the United States Department of Labor, the assets of the trust would be treated as assets of a plan for the purposes of ERISA and the Code only if the plan acquired an “equity interest” in the trust and none of the exceptions contained in the plan assets regulation were applicable. An equity interest is defined under the plan assets regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Although there is little guidance on the subject, the notes should be treated as indebtedness without substantial equity features for purposes of the plan assets regulation. This determination is based in part on the traditional debt features of the notes, including the reasonable expectation of purchasers of the notes that the notes will be repaid when due, as well as the absence of conversion rights, warrants and other typical equity features. However, even if the notes are treated as debt for such purposes, the acquisition or holding of notes by or on behalf of a plan could be considered to give rise to a prohibited transaction if the trust or any of its affiliates is or becomes a party-in-interest or a disqualified person with respect to such plan. In such case, certain exemptions from the prohibited transaction rules could be applicable, depending on the type and circumstances of the plan fiduciary making the decision to acquire a note. Included among these exemptions are: PTCE 90-1, regarding investments by insurance company pooled separate accounts; PTCE 95-60, regarding investments by insurance company general accounts; PTCE 91-38, regarding investments by bank collective investment funds; PTCE 96-23, regarding transactions effected by “in-house asset managers”; and PTCE 84-14, regarding transactions effected by “qualified professional asset managers”. Each investor using the assets of a plan which acquires the notes, or to whom the notes are transferred, will be deemed to have represented that the acquisition and continued holding of the notes will be covered by one of the exemptions listed above or by another Department of Labor Class Exemption.

Ratings

It is a condition of the original issuance of the notes that they receive ratings of AAA by Standard & Poor’s and Aaa by Moody’s. [The ratings assigned to the notes will be based on the claims-paying ability of the note insurer.] The ratings assigned to mortgage-backed securities generally address the likelihood of the receipt of all distributions on the mortgage loans by the related securityholders under the agreements pursuant to which the notes are issued. The ratings take into consideration the credit quality of the related mortgage pool, including any credit support, structured and legal aspects associated with the notes and the extent to which payment streams on the mortgage pool and adequate to make the payments required by the notes. The ratings on the notes do not constitute a statement regarding the frequency of prepayments on the related mortgage loans.

39

The ratings assigned to the securities do not address the possibility that, as a result of principal prepayments, the securityholders may receive a lower than anticipated yield.

The ratings assigned to the notes should be evaluated separately from similar ratings of other types of securities. A rating is not a recommendation to buy, sell or hold securities and may be subject to withdrawal or revision at any time by the rating agencies.

The sponsor has not requested a rating of the notes from any rating agency other than the rating agencies described above; there can be no assurance, however, as to whether any other rating agency will rate the notes or, if it does, what rating would be assigned by any other rating agency. The rating assigned by another rating agency to the notes may be lower than the respective rating assigned by the rating agencies described above.

Legal Investment Considerations

Although upon their initial issuance all classes of notes are expected to be rated AAA by Standard & Poor’s and Aaa by Moody’s, no class of the notes will constitute “mortgage related securities” for purposes of SMMEA.

Underwriting

Under the terms and subject to the conditions set forth in the underwriting agreement for the sale of the notes, dated             ,      between the sponsor and the underwriter, the sponsor has agreed to cause the trust to sell and the underwriter has agreed, subject to the terms and conditions set forth in the underwriting agreement, to purchase the entire principal amount of each class of notes in the amounts as set forth below:

	Class A-1 Notes	Class A-2 Notes
Underwriter	Principal Amount	Principal Amount
	$	$

Total	$	$

The underwriter has agreed to reimburse the sponsor for certain expenses of the issuance and distribution of the notes.

The underwriter has informed the sponsor that they propose to offer the notes for sale from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined, in each case, at the time of the related sale. The underwriter may effect such transactions by selling the notes to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriter. In connection with the sale of the notes, the underwriter may be deemed to have received compensation from the sponsor in the form of underwriting compensation. The underwriter and any dealers that participate with the underwriter in the distribution of the notes may be deemed to be underwriters and any commissions received by them and any profit on the resale of the notes by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

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The sponsor has agreed to indemnify the underwriter against certain liabilities including liabilities under the Securities Act of 1933, as amended.

The sponsor has been advised by the underwriter that the underwriter presently intends to make a market in the notes, as permitted by applicable laws and regulations. The underwriter is not obligated, however, to make a market in the notes and such market-making may be discontinued at any time at the sole discretion of the underwriter. Accordingly, no assurance can be given as to the liquidity of, or trading markets for, the notes.

Experts

The financial statements of [insert name of note insurer] included in this prospectus supplement in Appendix A, as of              and              and for each of the years in the three year period then ended, have been included in reliance upon the report of [name of accounting firm], independent certified public accountants, appearing in Appendix A, upon the authority of such firm as experts in accounting and auditing.

Certain Legal Matters

Certain legal matters relating to the validity of the issuance of the notes will be passed upon by [Dewey Ballantine LLP, New York, New York.][Alston & Bird LLP, New York, New York, and Washington, D.C.]

41

$

Chevy Chase Home Loan Trust 20    -

Issuer

Chevy Chase Bank, F.S.B.

Sponsor and Servicer

$

            % Class A-1 Notes

$

Variable Rate Class A-2 Notes

Asset-Backed Notes

Series 20    -

PROSPECTUS SUPPLEMENT

                    , 20

PART II — INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution

The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.

Registration Fee	$435,199.30
Printing and Engraving Expenses	$440,000.00
Trustee’s and Registrar’s Fees	$110,000.00
Legal Fees and Expenses	$1,875,000.00
Blue Sky Fees and Expenses	$33,000.00
Accountants’ Fees and Expenses	$440,000.00
Rating Agency Fees	$2,200,000.00
Miscellaneous Fees and Expenses	$275,000.00

Total	$5,808,199.30

Item 15.	Indemnification of Directors, Officers, Employees and Agents.

In the case of Chevy Chase Bank, F.S.B. (the “Bank”), 12 C.F.R. 545.121 of the rules and regulations of the OTS and 12 C.F.R. part 359 of the rules and regulations of the FDIC prescribe the conditions under which indemnification may be obtained by a present or former director, officer or employee of the Bank against whom an action has been brought or is threatened, for any amount for which that person is liable under a judgment and for reasonable costs and expenses, including reasonable attorney’s fees, actually paid or incurred by that person defending or settling such action.

Subject to prior OTS review, the OTS rules and regulations require the Bank to indemnify the director, officer or employee if (a) a final judgment on the merits is in his favor, or (b) in the case of (i) settlement, (ii) final judgment against him or (iii) final judgment in his favor, other than on the merits, if a majority of the disinterested directors of the Bank determines that he was acting in good faith within the scope of his employment or authority as he could reasonably have perceived it under the circumstances, and for a purpose he could reasonably have believed under the circumstances was in the best interests of the Bank or its shareholders. Regulations of the FDIC prohibit, with certain exceptions, the Bank from indemnifying a director, officer or employee for any liability or legal expenses incurred in an administrative or civil action instituted by a federal banking agency.

The officers and directors of the Bank are covered by directors’ and officers’ insurance insuring them against any liability they may incur in their capacities as such, although such insurance does not cover liability based on willful or criminal misconduct, pursuant to 12 C.F.R. 545.121 of the rules and regulations of the OTS.

Pursuant to agreements which the registrant may enter into with underwriters or agents (forms of which will be included as exhibits to this registration statement), officers and directors of the registrant, and affiliates thereof, may be entitled to indemnification by such underwriters or agents against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Act”), arising from information which has been or will be furnished to the registrant by such underwriters or agents that appear in the registration statement or any prospectus.

Items 16.	Exhibits And Financial Statements.

Exhibits

1.1*	Form of Underwriting Agreement.

3.1*	Charter of Chevy Chase Bank, F.S.B.

3.2**	Bylaws of Chevy Chase Bank, F.S.B.

4.1*	Form of Indenture.

4.2*	Form of Pooling and Servicing Agreement between the Bank and the Trustee named therein.

4.3**	Form of Pooling and Servicing Agreement among the Bank, the Seller named therein and the Trustee named therein.

4.4*	Form of Trust Agreement.

5.1**	Opinion of Dewey Ballantine LLP with respect to legality.

5.2***	Opinion of Alston & Bird LLP with respect to legality.

8.1**	Opinion of Dewey Ballantine LLP as to tax matters.

8.2***	Opinion of Alston & Bird LLP as to tax matters.

10.1*	Form of Sale and Servicing Agreement between the Bank and the Trust named therein.

10.2**	Form of Sale and Servicing Agreement between the Bank, the Seller named therein and the Trust named therein.

10.3**	Form of Loan Purchase Agreement.

23.1**	Consent of Dewey Ballantine LLP (included in Exhibits 5.1 and 8.1).

23.2***	Consent of Alston & Bird LLP (included in Exhibits 5.2 and 8.2).

24.1**	Power of Attorney.

25.1****	Statement of Eligibility and Qualification of Trustee (Form T-1).

*	Incorporated by reference to Registration Statement No. 333-1682.
**	Previously filed.
***	Filed herewith.
****	To be filed in accordance with the rules and regulations of the Commission under Section 305(b)(2) of the Trust Indenture Act of 1939.

All financial statements, schedules and historical financial information have been omitted as they are not applicable.

Item 17.	Undertakings.

The undersigned registrant hereby undertakes:

a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

i)	To include any prospectus required by section 10(a)(3) of the Act;

ii)

To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.

2

Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

iii)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change in such information in the registration statement;

provided, however, that paragraph (a)(i) and (a)(ii) do not apply if the information required to be included in a post-effective amendment is contained in periodic reports filed with or furnished to the Securities and Exchange Commission (the “Commission”) by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are incorporated by reference in the registration statement.

b) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

d) That insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under item 15 above, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the financial adjudication of such issue.

e) That, for purposes of determining any liability under Act,

i)	the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrants pursuant to Rule 424(b)(1) or (4) or 497(h) under the Act shall be deemed to be part of this registration statement as of the time it was declared effective.

ii)	each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered

3

therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

f) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act, as amended (the “TIA”), in accordance with the rules and regulations prescribed by the Commission under Section 305(b) (2) of the TIA.

4

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bethesda, State of Maryland, on August 22, 2003.

The registrant reasonably believes that the security rating requirement pursuant to Transaction Requirement I.B.5 of Form S-3 will be met by the time of sale.

Chevy Chase Bank, F.S.B.

By:	/s/ B. Francis Saul II
Name:	B. Francis Saul II
Title:	Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the dates indicated below.

NAME	TITLE	DATE

* Alexander R.M. Boyle	Vice Chairman of the Board

* Vincent C. Burke, Jr.	Director

5

Donald G. Conrad	Director

* Gavin Malloy Farr	Director

/s/ Joel A. Friedman Joel A. Friedman	Senior Vice President and Controller (Principal Accounting Officer)	8/22/03

* Jack S. Griswold	Director

Gilbert M. Grosvenor	Director

/s/ Stephen R. Halpin, Jr. Stephen R. Halpin, Jr.	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	8/22/03

* David B. Kay	Director

* Penne Korth Peacock	Director

* Lasalle D. Leffall	Director

* William F. McSweeny	Director

6

* Garland P. Moore, Jr.	Director

* George M. Rogers	Director

/s/ B. Francis Saul II B. Francis Saul II	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	8/22/03

/s/ B. Francis Saul III B. Francis Saul III	Vice Chairman of the Board	8/22/03

* Leonard L. Silverstein	Director

* John R. Whitmore	Director

*By:	/s/ Joel A. Friedman
Name:	Joel A. Friedman
Title:	Attorney-in-fact and Agent
Date:	August 22, 2003

7

EXHIBIT INDEX

Exhibit

1.1*	Form of Underwriting Agreement

3.1*	Charter of Chevy Chase Bank, F.S.B.

3.2**	Bylaws of Chevy Chase Bank, F.S.B.

4.1*	Form of Indenture between the Trust and the Indenture Trustee

4.2*	Form of Pooling and Servicing Agreement between the Bank and the Trustee named therein

4.3**	Form of Pooling and Servicing Agreement among the Bank, the Seller named therein and the Trustee named therein

4.4*	Form of Trust Agreement

5.1**	Opinion of Dewey Ballantine LLP with respect to legality

5.2***	Opinion of Alston & Bird LLP with respect to legality

8.1**	Opinion of Dewey Ballantine LLP as to tax matters

8.2***	Opinion of Alston & Bird LLP as to tax matters

10.1*	Form of Sale and Servicing Agreement between the Bank and the Trust named therein

10.2**	Form of Sale and Servicing Agreement between the Bank, the Seller named therein and the Trust named therein

10.3**	Form of Loan Purchase Agreement

23.1**	Consent of Dewey Ballantine LLP (included in Exhibits 5.1 and 8.1)

23.2***	Consent of Alston & Bird LLP (included in Exhibits 5.2 and 8.2)

24.1**	Power of Attorney

25.1****	Statement of Eligibility and Qualification of Trustee (Form T-1)

*	Incorporated by reference to Registration Statement No. 333-1682.
**	Previously filed.
***	Filed herewith.
****	To be filed in accordance with the rules and regulations of the Commission under Section 305(b)(2) of the Trust Indenture Act of 1939.

8